                                                         Filed under Rule 497(c)
                                                              File Nos. 33-61810
                                                                    and 811-7674

                     THE DIVERSIFIED INVESTORS FUNDS GROUP


                      THE DIVERSIFIED INVESTORS STRATEGIC

                                ALLOCATION FUNDS


                             PROSPECTUS MAY 1, 2004


HIGHER RISK
                 INTERNATIONAL EQUITY
                 AGGRESSIVE EQUITY
                 SMALL-CAP GROWTH                LONG HORIZON
                 SPECIAL EQUITY
                 SMALL-CAP VALUE
                 MID-CAP GROWTH                  INTERMEDIATE/LONG HORIZ0N
                 MID-CAP VALUE
                 EQUITY GROWTH
                 GROWTH & INCOME                 INTERMEDIATE HORIZON
                 STOCK INDEX
                 VALUE & INCOME
                 BALANCED                        SHORT/INTERMEDIATE HORIZON
                 HIGH YIELD BOND
                 CORE BOND                       SHORT HORIZON
                 INTERMEDIATE GOVT. BOND
                 HIGH QUALITY BOND
                 MONEY MARKET
LOWER RISK


                                          [DIVERSIFIED INVESTMENT ADVISORS LOGO]

                            NOTICE OF PRIVACY POLICY
                   INFORMATION ONLY -- NO RESPONSE NECESSARY

At Diversified Investment Advisors, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in order to provide our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information of our customers and former customers in accordance with our Privacy Policy.

WHAT INFORMATION IS COLLECTED, AND FROM WHOM IS IT COLLECTED?

We may collect nonpublic personal information about you from the following sources:
     Information we receive from you on applications or other forms;
     Information about your transactions with us, our affiliates, or others; and Information we receive from non-affiliated third parties, including consumer reporting agencies.

"Nonpublic personal information" is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

WHAT INFORMATION IS DISCLOSED, AND TO WHOM IS IT DISCLOSED?

We do not disclose any nonpublic personal information about you to either our "affiliates" or non-affiliates without your express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements.

"Our affiliates" are companies with which we share common ownership and which offer life and health insurance and pension and savings products.

WHAT ARE OUR SECURITY PROCEDURES?

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

TO WHICH COMPANIES DOES THIS NOTICE APPLY?

This Notice applies to Diversified Investment Advisors, Inc., Diversified Investors Securities Corp., Diversified Investors Funds Groups, and Transamerica Financial Life Insurance Company (TFLIC), 4 Manhattanville Road, Purchase, New York 10577.



Not part of the prospectus

Prospectus

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                     Diversified Investment Advisors, Inc.,
                               investment adviser

MONEY MARKET FUND
Diversified Investors Money Market Fund

BOND FUNDS
Diversified Investors High Quality Bond Fund
Diversified Investors Intermediate Government Bond Fund
Diversified Investors Core Bond Fund
Diversified Investors High Yield Bond Fund

BALANCED FUND
Diversified Investors Balanced Fund

STOCK FUNDS
Diversified Investors Stock Index Fund
Diversified Investors Value & Income Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Mid-Cap Value Fund
Diversified Investors Mid-Cap Growth Fund
Diversified Investors Small-Cap Value Fund
Diversified Investors Special Equity Fund
Diversified Investors Small-Cap Growth Fund
Diversified Investors Aggressive Equity Fund
Diversified Investors International Equity Fund

STRATEGIC ALLOCATION FUNDS
Short Horizon Strategic Allocation Fund
Short/Intermediate Horizon Strategic Allocation Fund
Intermediate Horizon Strategic Allocation Fund
Intermediate/Long Horizon Strategic Allocation Fund
Long Horizon Strategic Allocation Fund

The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. You may choose to allocate your investment among the Stock, Bond and Money Market Funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in a
Strategic Allocation Fund. The Strategic Allocation Funds invest in combinations of the other Funds determined by Diversified Investment Advisors. No Fund, by itself, is a complete investment program.

                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
          or passed upon the adequacy or accuracy of this prospectus, and any representation to the contrary
                             is a criminal offense.

May 1, 2004

                     (This page intentionally left blank.)

TABLE OF CONTENTS


The Funds at a Glance.......................................    2
     Money Market Fund......................................    2
     Bond Funds.............................................    5
     Balanced Fund..........................................   13
     Stock Funds............................................   18
     Strategic Allocation Funds.............................   37
Shareholder Services........................................   47
     How to Reach the Funds.................................   47
     How to Purchase Shares.................................   47
     How the Price of Your Shares is Calculated.............   48
     How to Sell Shares.....................................   48
     Shareholder Services and Policies......................   49
Dividends and Distributions.................................   50
Tax Matters.................................................   50
Management..................................................   51
More About the Funds........................................   57
     Money Market Fund......................................   58
     Bond Funds.............................................   59
     Balanced Fund..........................................   61
     Stock Funds............................................   62
     Strategic Allocation Funds.............................   66
     More About Risks.......................................   67
General Information.........................................   71
Financial Highlights........................................   78


Appendix A -- Strategic Allocation Funds....................  A-1
Appendix B -- Instructions for Purchases and Sales from the
  Distributor...............................................  B-1

THE FUNDS AT A GLANCE
                                                               MONEY MARKET FUND

DIVERSIFIED INVESTORS MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund's income.

     - The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

     - If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital. Because the Fund emphasizes stability, it may be an appropriate component of a savings plan.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.

     -  The bar chart shows changes in the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

MONEY MARKET FUND

TOTAL RETURN
(per calendar year)
1994-2003
[DIVERSIFIED INVESTORS MONEY MARKET FUND BAR CHART]

                                                                    TOTAL RETURN--MONEY MARKET FUND
                                                                    -------------------------------
1994                                                                             3.45
1995                                                                              5.5
1996                                                                             4.87
1997                                                                             4.98
1998                                                                             4.91
1999                                                                             4.66
2000                                                                                6
2001                                                                             3.47
2002                                                                             1.24
2003                                                                             0.59

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             1.78%             June 30, 1995
-----------------------------------------------------------------
      Lowest              0.10%           December 31, 2003
-----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------------------------------------------------
                                                                                      Since Inception
                            1 Year               5 Year              10 Year            January 1994
--------------------------------------------------------------------------------------------------------
 Money Market Fund           0.59%                3.17%                3.95%                3.95%
--------------------------------------------------------------------------------------------------------
     Citigroup
   3-Month T-Bill
       Index                 1.07%                3.49%                4.29%                4.29%
--------------------------------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE MONEY MARKET FUND.


    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                   None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                               None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
    --------------------------------------------------------------------------------
     Redemption Fee                                                     None
    --------------------------------------------------------------------------------
     Exchange Fee                                                       None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                      0.25%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                         0.25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
          Administrative Services Fee                                  0.30%
    --------------------------------------------------------------------------------
          Miscellaneous Expenses                                       0.06%
    --------------------------------------------------------------------------------
     Total Other Expenses                                              0.36%
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                              0.86%
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                        0.06%
    --------------------------------------------------------------------------------
     NET EXPENSES                                                      0.80%
    --------------------------------------------------------------------------------

   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Fund's expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, before fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------
     1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------
       $82              $255              $444              $990
-----------------------------------------------------------------------

                                                                      BOND FUNDS

DIVERSIFIED INVESTORS HIGH QUALITY BOND FUND
DIVERSIFIED INVESTORS INTERMEDIATE GOVERNMENT BOND FUND
DIVERSIFIED INVESTORS CORE BOND FUND
DIVERSIFIED INVESTORS HIGH YIELD BOND FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

HIGH QUALITY BOND FUND              The Fund's goal is to provide a high
                                    risk-adjusted return while focusing on the preservation of capital.

INTERMEDIATE GOVERNMENT BOND FUND   The Fund's goal is to provide as high a
                                    level of current income as is consistent with the preservation of capital.

CORE BOND FUND                      The Fund's goal is to achieve maximum total
                                    return.

HIGH YIELD BOND FUND                The Fund's goal is to provide a high level
                                    of current income.

MAIN INVESTMENT STRATEGIES

HIGH QUALITY BOND FUND

The High Quality Bond Fund invests primarily in a diverse portfolio of high quality bonds and other debt securities with short and intermediate maturities. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The Fund considers securities rated BBB or better by Standard & Poor's or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality.

The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances.

INTERMEDIATE GOVERNMENT BOND FUND

The Intermediate Government Bond Fund invests primarily in U.S. government bonds and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 80% of its net assets in government bonds and related investments.

The Fund's dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Fund may invest in securities with maturities of as much as thirty years.

CORE BOND FUND

The Core Bond Fund invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). The Fund also invests in securities of foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund considers securities rated at least BBB by Standard & Poor's or Baa by Moody's (and comparable unrated securities) to be investment grade securities.

The Fund's dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances.

HIGH YIELD BOND FUND

The High Yield Bond Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.

ALL BOND FUNDS

Each of the Bond Funds may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund includes that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of certain securities held by the Funds, particularly those held by the High Yield Bond Fund, may be quite volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     - PORTFOLIO SELECTION. The advisers of the Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Fund may lose money, or their investment in a Fund may not do as well as investments in other fixed income funds.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - PORTFOLIO TURNOVER. The Intermediate Government Bond and Core Bond Funds had annual portfolio turnover rates in 2003 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities which may increase the Fund's expenses and affect performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Bond Funds if you are seeking current income (or, for the Core Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). You should not invest in the Bond Funds to play short-term swings in the bond market. Consider the HIGH QUALITY BOND FUND if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the INTERMEDIATE GOVERNMENT BOND FUND if you are seeking a higher yield than a money market fund and more price stability than a lower quality or longer-term bond fund. This Fund offers an added measure of protection against credit risk with its focus on U.S. government securities. Consider the CORE BOND FUND if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to that of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

HIGH QUALITY BOND FUND

TOTAL RETURN
(per calendar year)
1995-2003
[HIGH QUALITY BOND FUND BAR CHART]

                                                                        HIGH QUALITY BOND FUND
                                                                        ----------------------
1995                                                                             11.85
1996                                                                              4.51
1997                                                                              5.11
1998                                                                              6.08
1999                                                                              2.63
2000                                                                              7.77
2001                                                                              7.62
2002                                                                              5.54
2003                                                                              1.75

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.31%           September 30, 2001
-----------------------------------------------------------------
      Lowest             -0.04%           December 31, 2003
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             July 1994
-----------------------------------------------------------------------------------
 High Quality Bond
        Fund                 1.75%                5.03%                5.60%
-----------------------------------------------------------------------------------
   Merrill Lynch
      1-3 Year
      Treasury
       Index                 1.90%                5.37%                6.03%
-----------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND FUND

TOTAL RETURN
(per calendar year)
1997-2003
[INTERMEDIATE GOVERNMENT BOND FUND CHART]

                                                                   INTERMEDIATE GOVERNMENT BOND FUND
                                                                   ---------------------------------
1997                                                                             6.88
1998                                                                             6.47
1999                                                                             0.99
2000                                                                             8.70
2001                                                                             6.23
2002                                                                             7.71
2003                                                                             0.97

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.61%           September 30, 2001
-----------------------------------------------------------------
      Lowest             -0.44%           December 31, 2003
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year           February 1996
-----------------------------------------------------------------------------------
    Intermediate
Government Bond Fund         0.97%                4.87%                5.13%
-----------------------------------------------------------------------------------
    Lehman Bros.
    Intermediate
     Gov. Bond
       Index                 2.29%                6.18%                6.35%
-----------------------------------------------------------------------------------

CORE BOND FUND

TOTAL RETURN
(per calendar year)
1995-2003
[CORE BOND FUND BAR CHART]

                                                                            CORE BOND FUND
                                                                            --------------
1995                                                                              20.3
1996                                                                              2.74
1997                                                                              8.14
1998                                                                              7.21
1999                                                                             -1.51
2000                                                                              9.54
2001                                                                              6.33
2002                                                                              8.56
2003                                                                              4.05

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             8.16%             June 30, 1995
-----------------------------------------------------------------
      Lowest             -2.43%             March 31, 1996
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             July 1994
-----------------------------------------------------------------------------------
   Core Bond Fund            4.05%                5.34%                6.85%
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index              4.10%                6.62%                7.77%
-----------------------------------------------------------------------------------

HIGH YIELD BOND FUND

TOTAL RETURN
(per calendar year)
1997-2003
[HIGH YIELD BOND FUND BAR CHART]

                                                                         HIGH-YIELD BOND FUND
                                                                         --------------------
1997                                                                             12.28
1998                                                                               2.2
1999                                                                              0.04
2000                                                                             -4.44
2001                                                                              4.56
2002                                                                              1.72
2003                                                                             27.35

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             9.17%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -4.76%           September 30, 1998
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            January 1996
-----------------------------------------------------------------------------------
High Yield Bond Fund        27.35%                5.31%                6.35%
-----------------------------------------------------------------------------------
 Merrill Lynch High
  Yield Master II
       Index                28.15%                5.02%                6.52%
-----------------------------------------------------------------------------------
 CSFB Global High*
    Yield Index             27.93%                6.43%                7.16%
-----------------------------------------------------------------------------------

------------------

* The High Yield Bond Fund previously compared its returns to the CSFB Global High-Yield Index. Effective May 1, 2003, the Fund uses the Merrill Lynch High-Yield Master II Index as its benchmark, because it believes this Index more accurately reflects the high-yield market.

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BOND FUNDS.

    -----------------------------------------------------------------------------------------------------------------------
                                                                   INTERMEDIATE
          SHAREHOLDER FEES (FEES PAID          HIGH QUALITY         GOVERNMENT             CORE             HIGH YIELD
        DIRECTLY FROM YOUR INVESTMENT)           BOND FUND           BOND FUND           BOND FUND           BOND FUND
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases                                     None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)          None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                          None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Redemption Fee                                None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Exchange Fee                                  None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets) as
     a % of average net assets(1)
    -----------------------------------------------------------------------------------------------------------------------
     Advisory Fee                                 0.35%               0.35%               0.35%               0.55%
    -----------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                    0.25%               0.25%               0.25%               0.25%
    -----------------------------------------------------------------------------------------------------------------------
     Other Expenses
    -----------------------------------------------------------------------------------------------------------------------
          Administrative Services Fee             0.30%               0.30%               0.30%               0.30%
    -----------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                  0.07%               0.08%               0.07%               0.11%
    -----------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                         0.37%               0.38%               0.37%               0.41%
    -----------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES                           0.97%               0.98%               0.97%               1.21%
    -----------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(2)                           --                  --                  --                    0.11%
    -----------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                 0.97%               0.98%               0.97%               1.10%
    -----------------------------------------------------------------------------------------------------------------------

   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser contractually has agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
                                                   INTERMEDIATE
                            HIGH QUALITY            GOVERNMENT                CORE                HIGH YIELD
                             BOND FUND              BOND FUND              BOND FUND              BOND FUND
------------------------------------------------------------------------------------------------------------------
        1 year                 $   99                $   100                 $   99                 $ 112
------------------------------------------------------------------------------------------------------------------
       3 years                 $ 309                  $ 312                  $ 309                  $ 350
------------------------------------------------------------------------------------------------------------------
       5 years                 $ 536                  $ 542                  $ 536                  $ 606
------------------------------------------------------------------------------------------------------------------
       10 years                $1,190                 $1,201                 $1,190                 $1,340
------------------------------------------------------------------------------------------------------------------


                                                          BALANCED FUND

DIVERSIFIED INVESTORS BALANCED FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BALANCED FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

MAIN INVESTMENT STRATEGIES

The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets. The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities.

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Fund's share price to go down. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the Euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

        The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. Certain of these markets, such as Argentina, have recently experienced significant turmoil.

     - PORTFOLIO SELECTION. The advisers of the Fund may fail to pick stocks that outperform the market or that do as well as the market. In addition, the advisers may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in the Fund may lose money or their investment in the Fund may not do as well as investments in other balanced funds.

     - DERIVATIVES. The Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - PORTFOLIO TURNOVER. The Fund had an annual portfolio turnover rate in 2003 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities which may increase the Fund's expenses and affect performance.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time. You should not invest in the Balanced Fund to play the short-term swings in the stock or bond markets.

     -  The bar chart shows changes in the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

BALANCED FUND
TOTAL RETURN
(per calendar year)
1995-2003
[TOTAL RETURN BAR CHART]

                                                                             BALANCED FUND
                                                                             -------------
1995                                                                             28.47
1996                                                                             16.39
1997                                                                             18.67
1998                                                                             11.81
1999                                                                             10.97
2000                                                                              -2.8
2001                                                                             -5.82
2002                                                                            -10.56
2003                                                                                17

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             10.77%          December 31, 1999
-----------------------------------------------------------------
      Lowest              -9.01%          September 30, 2002
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             July 1994
-----------------------------------------------------------------------------------
   Balanced Fund             17.00%               1.23%                8.36%
-----------------------------------------------------------------------------------
   S&P 500 Index             28.69%              -0.57%               12.09%
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index               4.10%               6.62%                7.77%
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BALANCED FUND.

    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                   None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                               None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
    --------------------------------------------------------------------------------
     Redemption Fee                                                     None
    --------------------------------------------------------------------------------
     Exchange Fee                                                       None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                      0.45%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                         0.25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
          Administrative Services Fee                                  0.30%
    --------------------------------------------------------------------------------
          Miscellaneous Expenses                                       0.10%
    --------------------------------------------------------------------------------
     Total Other Expenses                                              0.40%
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                              1.10%
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                        0.02%
    --------------------------------------------------------------------------------
     NET EXPENSES                                                      1.08%
    --------------------------------------------------------------------------------

   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Fund's expenses for a period of 10 years. This agreement has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------
     1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------
      $110              $343              $595             $1,317
-----------------------------------------------------------------------

                                                                     STOCK FUNDS

DIVERSIFIED INVESTORS STOCK INDEX FUND
DIVERSIFIED INVESTORS VALUE & INCOME FUND
DIVERSIFIED INVESTORS GROWTH & INCOME FUND
DIVERSIFIED INVESTORS EQUITY GROWTH FUND
DIVERSIFIED INVESTORS MID-CAP VALUE FUND
DIVERSIFIED INVESTORS MID-CAP GROWTH FUND
DIVERSIFIED INVESTORS SMALL-CAP VALUE FUND
DIVERSIFIED INVESTORS SPECIAL EQUITY FUND
DIVERSIFIED INVESTORS SMALL-CAP GROWTH FUND
DIVERSIFIED INVESTORS AGGRESSIVE EQUITY FUND
DIVERSIFIED INVESTORS INTERNATIONAL EQUITY FUND

THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

STOCK INDEX FUND                    The Fund's goal is to match the performance
                                    of the Standard & Poor's 500 Composite Stock
                                    Price Index.

VALUE & INCOME FUND                 The Fund's goal is to provide a high level
                                    of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

GROWTH & INCOME FUND                The Fund's goal is to provide capital
                                    appreciation and current income.

EQUITY GROWTH FUND                  The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

MID-CAP VALUE FUND                  The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

MID-CAP GROWTH FUND                 The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

SMALL-CAP VALUE FUND                The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stock.

SPECIAL EQUITY FUND                 The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

SMALL-CAP GROWTH FUND               The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

AGGRESSIVE EQUITY FUND              The Fund's goal is to provide a high level
                                    of capital appreciation primarily through investing in a diversified portfolio of common stocks.

INTERNATIONAL EQUITY FUND           The Fund's goal is to provide a high level
                                    of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

MAIN INVESTMENT STRATEGIES

STOCK INDEX FUND

The Stock Index Fund invests substantially all of its net assets (at least 90% under normal conditions) in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index(1) and related investments. In attempting to match the return of the S&P 500 Index, the Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. The Fund may also use various investment techniques such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities.

The Fund invests in securities through an underlying mutual fund (called the Master Portfolio or the S&P 500 Index Master Portfolio) having similar investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

VALUE & INCOME FUND

The Value & Income Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

GROWTH & INCOME FUND

The Growth & Income Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

EQUITY GROWTH FUND

The Equity Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple advisers to try to control the volatility often associated with growth funds.

MID-CAP VALUE FUND

The Mid-Cap Value Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. The Fund considers companies with market capitalizations between $2 billion and $12 billion to be medium sized companies.

---------------

(1) Standard & Poor's does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund or the Fund's advisers. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

MID-CAP GROWTH FUND

The Mid-Cap Growth Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers companies with market capitalizations between $2 billion and $15 billion to be medium sized companies.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

SMALL-CAP VALUE FUND

The Small-Cap Value Fund invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in the securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers companies with market capitalizations of less than $2 billion to have small market capitalizations.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

SPECIAL EQUITY FUND

The Special Equity Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund's expenses.

SMALL-CAP GROWTH FUND

The Small-Cap Growth Fund invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers companies with market capitalizations of less than $2 billion to have small market capitalizations.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

AGGRESSIVE EQUITY FUND

The Aggressive Equity Fund invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund's expenses.

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth.

ALL STOCK FUNDS

Each of the Stock Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.

     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Growth & Income, Equity Growth, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds are particularly susceptible to the risks of growth investing.


     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Value & Income, Mid-Cap Value and Small-Cap Value Funds are particularly susceptible to the risks of value investing.

     - PORTFOLIO SELECTION. The success of the investment strategy of the Growth & Income, Equity Growth, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in one of these Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


        The success of a Fund using a value approach, such as the Value & Income, Mid-Cap Value and Small-Cap Value Funds, depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.


     - SMALLER COMPANIES. The securities of smaller and medium capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap and mid-cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments held by the Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth and Special Equity Funds are likely to be particularly susceptible to the risks of small-cap and mid-cap companies.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the Euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

        The International Equity Fund may invest up to 10% of its assets in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. Certain of these markets, such as Argentina, have recently experienced significant turmoil.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PORTFOLIO TURNOVER. The Special Equity and Aggressive Equity Funds are actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. In addition, the Growth & Income, Mid-Cap Value, Mid-Cap Growth and Special Equity Funds had annual portfolio turnover rates in 2003 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities which may increase a Fund's expenses and affect performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. You should not invest in the Stock Funds to play short-term swings in the stock market. Consider the STOCK INDEX FUND if you wish to keep investment expenses lower while seeking potentially high long-term returns from investments in large companies. Consider the VALUE & INCOME, MID-CAP VALUE and SMALL-CAP VALUE FUNDS if you are seeking capital appreciation with an income component to temper volatility. Consider the GROWTH & INCOME, EQUITY GROWTH, MID-CAP GROWTH, SPECIAL EQUITY, SMALL-CAP GROWTH, AGGRESSIVE EQUITY and INTERNATIONAL EQUITY FUNDS if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Special Equity and Small-Cap Growth Funds emphasize securities of small to medium size companies, and, as a result, these Funds may be particularly volatile.


FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

STOCK INDEX FUND

TOTAL RETURN
(per calendar year)
2000-2003

[STOCK INDEX FUND BAR CHART]


                                                              STOCK INDEX FUND
                                                              ----------------
2000                                                               -9.78%
2001                                                              -12.50%
2002                                                              -22.65%
2003                                                               27.85%

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             15.08%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -17.36%          September 30, 2002
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year             March 1999
--------------------------------------------------------------
  Stock Index Fund           27.85%              -1.45%
--------------------------------------------------------------
   S&P 500 Index             28.69%              -0.78%
--------------------------------------------------------------

VALUE & INCOME FUND

TOTAL RETURN
(per calendar year)
1995-2003
[VALUE & INCOME FUND BAR CHART]

                                                                          VALUE & INCOME FUND
                                                                          -------------------
1995                                                                             34.62
1996                                                                             17.91
1997                                                                             29.31
1998                                                                             12.47
1999                                                                               7.7
2000                                                                              8.97
2001                                                                             -2.46
2002                                                                             -15.7
2003                                                                             25.88

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             15.50%            June 30, 1997
-----------------------------------------------------------------
      Lowest             -19.23%          September 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                               Since Inception
                            1 Year              5 Year            July 1994
-----------------------------------------------------------------------------------
Value & Income Fund          25.88%               3.97%               11.51%
-----------------------------------------------------------------------------------
   S&P 500 Index             28.69%              -0.57%               12.09%
-----------------------------------------------------------------------------------
 Russell 1000 Value
       Index                 30.03%               3.56%               12.89%
-----------------------------------------------------------------------------------

GROWTH & INCOME FUND

TOTAL RETURN
(per calendar year)
1995-2003
[GROWTH & INCOME BAR CHART]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
1995                                                                             32.11
1996                                                                             21.61
1997                                                                             34.14
1998                                                                             34.63
1999                                                                             30.05
2000                                                                            -17.91
2001                                                                            -22.74
2002                                                                            -22.98
2003                                                                             23.59

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             24.96%          December 31, 1998
-----------------------------------------------------------------
      Lowest             -20.26%            March 31, 2001
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             July 1994
-----------------------------------------------------------------------------------
Growth & Income Fund        23.59%               -4.73%                9.39%
-----------------------------------------------------------------------------------
   S&P 500 Index            28.69%               -0.57%               12.09%
-----------------------------------------------------------------------------------

EQUITY GROWTH FUND

TOTAL RETURN
(per calendar year)
1995-2003
[EQUITY GROWTH FUND BAR CHART]

                                                                          EQUITY GROWTH FUND
                                                                          ------------------
1995                                                                             18.50
1996                                                                             17.93
1997                                                                             26.54
1998                                                                             35.97
1999                                                                             37.08
2000                                                                            -16.72
2001                                                                            -20.71
2002                                                                            -24.06
2003                                                                             25.77

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             29.77%          December 31, 1998
-----------------------------------------------------------------
      Lowest             -19.79%            March 31, 2001
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             July 1994
-----------------------------------------------------------------------------------
 Equity Growth Fund         25.77%               -2.87%                9.51%
-----------------------------------------------------------------------------------
   S&P 500 Index            28.69%               -0.57%               12.09%
-----------------------------------------------------------------------------------
Russell 1000 Growth
       Index                29.75%               -5.11%               10.36%
-----------------------------------------------------------------------------------

MID-CAP VALUE FUND

TOTAL RETURN
(per calendar year)
2002-2003
[MID-CAP VALUE FUND BAR CHART]

                                                                          MID CAP VALUE FUND
                                                                          ------------------
2002                                                                               -16
2003                                                                             40.97

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             17.56%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -15.87%          September 30, 2002
-----------------------------------------------------------------


--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year            August 2001
--------------------------------------------------------------
      Mid-Cap
     Value Fund             40.97%               11.37%
--------------------------------------------------------------
  Russell Mid-Cap
    Value Index             38.07%                9.35%
--------------------------------------------------------------

MID-CAP GROWTH FUND

TOTAL RETURN
(per calendar year)
2002-2003
[MID-CAP GROWTH FUND BAR CHART]

                                                                          MID-CAP GROWTH FUND
                                                                          -------------------
2002                                                                            -26.35
2003                                                                             26.33

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             12.47%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -16.06%            June 30, 2002
-----------------------------------------------------------------


--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2001
--------------------------------------------------------------
      Mid-Cap
    Growth Fund              26.33%               -1.69%
--------------------------------------------------------------
  Russell Mid-Cap
    Growth Index             42.71%                4.12%
--------------------------------------------------------------

SMALL-CAP VALUE FUND

TOTAL RETURN
(per calendar year)
2003
[SMALL CAP VALUE FUND BAR CHART]

                                                                         SMALL-CAP VALUE FUND
                                                                         --------------------
2003                                                                             40.36

-----------------------------------------------------------------
                   HIGHEST AND LOWEST RETURNS
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             21.54%            June 30, 2003
-----------------------------------------------------------------
      Lowest              -5.61%            March 31, 2003
-----------------------------------------------------------------


--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year             July 2002
--------------------------------------------------------------
Small-Cap Value Fund         40.36%              16.44%
--------------------------------------------------------------
 Russell 2000 Value
       Index                 46.02%              13.30%
--------------------------------------------------------------

SPECIAL EQUITY FUND

TOTAL RETURN
(per calendar year)
1995-2003
[SPECIAL EQUITY FUND BAR CHART]

                                                                          SPECIAL EQUITY FUND
                                                                          -------------------
1995                                                                              41.5
1996                                                                             25.76
1997                                                                             25.82
1998                                                                              3.15
1999                                                                             25.26
2000                                                                              -4.7
2001                                                                             -3.65
2002                                                                            -24.81
2003                                                                              43.2

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             20.84%          December 31, 1998
-----------------------------------------------------------------
      Lowest             -21.83%          September 30, 2001
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             July 1994
-----------------------------------------------------------------------------------
Special Equity Fund          43.20%               4.38%               12.71%
-----------------------------------------------------------------------------------
   S&P 500 Index             28.69%              -0.57%               12.09%
-----------------------------------------------------------------------------------
 Russell 2000 Index          47.25%               7.13%               10.77%
-----------------------------------------------------------------------------------

SMALL-CAP GROWTH FUND

TOTAL RETURN
(per calendar year)
2003
[SMALL CAP GROWTH FUND BAR CHART]

                                                                         SMALL-CAP GROWTH FUND
                                                                         ---------------------
2003                                                                             38.6

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             20.72%            June 30, 2003
-----------------------------------------------------------------
      Lowest              -3.54%            March 31, 2003
-----------------------------------------------------------------


--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year            August 2002
--------------------------------------------------------------
  Small-Cap Growth
        Fund                 38.60%              29.17%
--------------------------------------------------------------
Russell 2000 Growth
       Index                 48.54%              31.94%
--------------------------------------------------------------

AGGRESSIVE EQUITY FUND

TOTAL RETURN
(per calendar year)
1997-2003
[AGGRESSIVE EQUITY FUND BAR CHART]

                                                                        AGGRESSIVE EQUITY FUND
                                                                        ----------------------
1997                                                                              6.13
1998                                                                             41.79
1999                                                                             64.01
2000                                                                            -13.85
2001                                                                            -31.53
2002                                                                            -26.89
2003                                                                             27.42

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             43.66%          December 31, 1999
-----------------------------------------------------------------
      Lowest             -28.62%            March 31, 2001
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             June 1996
-----------------------------------------------------------------------------------
     Aggressive
    Equity Fund              27.42%              -2.06%                3.02%
-----------------------------------------------------------------------------------
   S&P 500 Index             28.69%              -0.57%                8.59%
-----------------------------------------------------------------------------------
Russell 2000 Growth
       Index                 48.54%               0.86%                1.38%
-----------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

TOTAL RETURN
(per calendar year)
1997-2003
[INTERNATIONAL EQUITY FUND BAR CHART]

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
1997                                                                              7.74
1998                                                                             10.47
1999                                                                             63.73
2000                                                                            -19.15
2001                                                                            -19.02
2002                                                                            -17.31
2003                                                                             32.87

-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             27.40%          December 31, 1999
-----------------------------------------------------------------
      Lowest             -20.19%          September 30, 2002
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            January 1996
-----------------------------------------------------------------------------------
International Equity
        Fund                32.87%                3.33%                6.18%
-----------------------------------------------------------------------------------
  MSCI World EX-US
       Index                40.01%                0.77%                3.93%
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STOCK FUNDS.

----------------------------------------------------------------------------------------------------
                                   STOCK      VALUE &   GROWTH &    EQUITY     MID-CAP     MID-CAP
 SHAREHOLDER FEES (FEES PAID       INDEX      INCOME     INCOME     GROWTH      VALUE      GROWTH
DIRECTLY FROM YOUR INVESTMENT)     FUND        FUND       FUND       FUND       FUND        FUND
----------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Purchases              None        None      None       None        None        None
----------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge
 (Load)                            None        None      None       None        None        None
----------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends                         None        None      None       None        None        None
----------------------------------------------------------------------------------------------------
 Redemption Fee                    None        None      None       None        None        None
----------------------------------------------------------------------------------------------------
 Exchange Fee                      None        None      None       None        None        None
----------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING
 EXPENSES (expenses that are
 deducted from Fund assets) as
 a % of average net assets(1)
----------------------------------------------------------------------------------------------------
 Advisory Fee                      0.40%       0.45%     0.60%      0.62%       0.67%       0.72%
----------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees         0.25%       0.25%     0.25%      0.25%       0.25%       0.25%
----------------------------------------------------------------------------------------------------
 Other Expenses
----------------------------------------------------------------------------------------------------
   Administrative Services Fee      (2)        0.30%     0.30%      0.30%       0.30%       0.30%
----------------------------------------------------------------------------------------------------
   Miscellaneous Expenses          0.04%       0.05%     0.06%      0.05%       0.14%       0.15%
----------------------------------------------------------------------------------------------------
 Total Other Expenses              0.04%       0.35%     0.36%      0.35%       0.44%       0.45%
----------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING
 EXPENSES                          0.69%       1.05%     1.21%      1.22%       1.36%       1.42%
----------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense
 Reimbursement(3)                  0.04%       0.05%     0.06%        --        0.11%       0.07%
----------------------------------------------------------------------------------------------------
 NET EXPENSES                      0.65%       1.00%     1.15%      1.22%       1.25%       1.35%
----------------------------------------------------------------------------------------------------

   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) Administrative services fees of the Fund are included in the Advisory Fee for the Fund.
   (3) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

------------------------------------------------------------------------------------------------------
                                     SMALL-CAP    SPECIAL    SMALL-CAP   AGGRESSIVE   INTERNATIONAL
   SHAREHOLDER FEES (FEES PAID         VALUE      EQUITY      GROWTH       EQUITY         EQUITY
  DIRECTLY FROM YOUR INVESTMENT)       FUND        FUND        FUND         FUND           FUND
------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Purchases                  None        None        None        None            None
------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge
 (Load)                                None        None        None        None            None
------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends       None        None        None        None            None
------------------------------------------------------------------------------------------------------
 Redemption Fee                        None        None        None        None            None
------------------------------------------------------------------------------------------------------
 Exchange Fee                          None        None        None        None            None
------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from
 Fund assets) as a % of average
 net assets(1)
------------------------------------------------------------------------------------------------------
 Advisory Fee                          0.82%       0.80%       0.87%       0.97%           0.75%
------------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees             0.25%       0.25%       0.25%       0.25%           0.25%
------------------------------------------------------------------------------------------------------
 Other Expenses
------------------------------------------------------------------------------------------------------
   Administrative Services Fee         0.30%       0.30%       0.30%       0.30%           0.30%
------------------------------------------------------------------------------------------------------
   Miscellaneous Expenses              0.32%       0.08%       0.34%       0.08%           0.15%
------------------------------------------------------------------------------------------------------
 Total Other Expenses                  0.62%       0.38%       0.64%       0.38%           0.45%
------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING
 EXPENSES                              1.69%       1.43%       1.76%       1.60%           1.45%
------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense
 Reimbursement(2)                      0.19%         --        0.21%       0.10%           0.05%
------------------------------------------------------------------------------------------------------
 NET EXPENSES                          1.50%       1.43%       1.55%       1.50%           1.40%
------------------------------------------------------------------------------------------------------

   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and
     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------------------------------------
                                                 VALUE &          GROWTH &          EQUITY                           MID-CAP
                                 STOCK            INCOME           INCOME           GROWTH          MID-CAP           GROWTH
                               INDEX FUND          FUND             FUND             FUND          VALUE FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
 1 year                           $ 66            $  102           $  117           $  124           $  127           $  137
---------------------------------------------------------------------------------------------------------------------------------
 3 years                          $208            $  318           $  365           $  387           $  397           $  428
---------------------------------------------------------------------------------------------------------------------------------
 5 years                          $362            $  552           $  633           $  670           $  686           $  739
---------------------------------------------------------------------------------------------------------------------------------
 10 years                         $810            $1,225           $1,398           $1,477           $1,511           $1,624
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                              SMALL-CAP                               SMALL-CAP          AGGRESSIVE
                                VALUE          SPECIAL EQUITY          GROWTH              EQUITY           INTERNATIONAL
                                FUND                FUND                FUND                FUND             EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 1 year                        $  153              $  146              $  158              $  153              $  143
----------------------------------------------------------------------------------------------------------------------------
 3 years                       $  474              $  452              $  490              $  474              $  443
----------------------------------------------------------------------------------------------------------------------------
 5 years                       $  818              $  782              $  845              $  818              $  766
----------------------------------------------------------------------------------------------------------------------------
 10 years                      $1,791              $1,713              $1,845              $1,791              $1,680
----------------------------------------------------------------------------------------------------------------------------

                                                      STRATEGIC ALLOCATION FUNDS

SHORT HORIZON STRATEGIC ALLOCATION FUND
SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND
LONG HORIZON STRATEGIC ALLOCATION FUND

THIS SUMMARY BRIEFLY DESCRIBES EACH OF THE STRATEGIC ALLOCATION FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

SHORT HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to provide a high level
                                    of income and preservation of capital.

SHORT/INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve reasonable
                                    returns with considerably less than average volatility as compared to other balanced funds.

INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

INTERMEDIATE/LONG HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

LONG HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to provide long-term
                                    returns from growth of capital and growth of income.

MAIN INVESTMENT STRATEGIES

The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds (other than the Intermediate Government Bond Fund, the Balanced Fund, the Stock Index Fund and the Aggressive Equity Fund) described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.

The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. In attempting to respond to adverse market or other conditions, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For more information on allocations to the underlying Funds, see Appendix A.

                                                                  NORMAL APPROXIMATE ALLOCATIONS
                                           -----------------------------------------------------------------------------
                                                     BOND                      STOCK                 MONEY MARKET
                                                     FUNDS                     FUNDS                     FUND
------------------------------------------------------------------------------------------------------------------------
              SHORT HORIZON                           90%                       10%                  less than 1%
------------------------------------------------------------------------------------------------------------------------
        SHORT/INTERMEDIATE HORIZON                    70%                       30%                  less than 1%
------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE HORIZON                       50%                       50%                  less than 1%
------------------------------------------------------------------------------------------------------------------------
        INTERMEDIATE/LONG HORIZON                     30%                       70%                  less than 1%
------------------------------------------------------------------------------------------------------------------------
               LONG HORIZON                           10%                       90%                  less than 1%
------------------------------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer.

MAIN RISKS

Please remember that the risks of investing in each Strategic Allocation Fund depend on the underlying Funds in which the Strategic Allocation Fund invests and, in turn, on the securities that the underlying Funds hold and the investment strategies they use. For example, the Short Horizon and Short/ Intermediate Horizon Strategic Allocation Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Strategic Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Strategic Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Strategic Allocation Funds investing more of their assets in the Bond Funds.

The value of each Strategic Allocation Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

        It is also possible that the Funds will not perform as intended. For example, the Short Horizon Strategic Allocation Fund is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be the most volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Funds' share prices to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the underlying Funds, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the Euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of an underlying Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.

     - SMALLER COMPANIES. The securities of smaller and medium capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap and mid-cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile.

     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

     - ALLOCATION AND PORTFOLIO SELECTION. The success of each Strategic Allocation Fund's investment strategy depends in part on the adviser's skill in identifying long term performance of and relationships between the Money Market, Bond and Stock Funds in which the Strategic

        Allocation Funds invest. The success of each Strategic Allocation Fund's strategy also depends on the skill of the advisers of the underlying Funds in assessing growth potential or credit quality of companies in which the Funds invest, or in predicting accurately the direction of interest rates or the repayment of certain debt obligations, or other factors. If the advisers are not successful, the investors in the Strategic Allocation Funds may lose money or their investment may not do as well as an investment in another asset allocation fund.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Strategic Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Strategic Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. Consider the SHORT HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Strategic Allocation Fund and less volatility than the other Strategic Allocation Funds. Consider the INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Strategic Allocation Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

SHORT HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1997-2003
[SHORT HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                SHORT HORIZON STRATEGIC ALLOCATION FUND
                                                                ---------------------------------------
1997                                                                             8.69
1998                                                                             6.37
1999                                                                             1.45
2000                                                                             6.97
2001                                                                             5.16
2002                                                                             3.51
2003                                                                             6.61

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.91%             June 30, 1997
-----------------------------------------------------------------
      Lowest             -0.19%           September 30, 2002
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             April 1996
-----------------------------------------------------------------------------------
   Short Horizon
     Strategic
  Allocation Fund            6.61%                4.72%                5.71%
-----------------------------------------------------------------------------------
    Lehman Bros.
Aggregate Bond Index         4.10%*               6.62%*               7.52%*
-----------------------------------------------------------------------------------

* A combined index consisting of 27% Merrill Lynch 1-3 Year Treasury Index, 54% Lehman Brothers Aggregate Bond Index, 9% Merrill Lynch High Yield Master II Index, 9% Russell 3000 Index, and 1% MSCI World EX-US Index had a one year return of 8.12%, a five year return of 5.70%, and a return of 7.23% for the period since the Fund's inception.

SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1999-2003
[SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                 SHORT/INTERMEDIATE HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                 ------------------------------------
1999                                                                               7.7
2000                                                                              1.86
2001                                                                              0.66
2002                                                                             -2.06
2003                                                                             12.04

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest              6.41%            June 30, 2003
-----------------------------------------------------------------
      Lowest              -4.15%          September 30, 2002
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
------------------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                               1 Year              5 Years              May 1998
------------------------------------------------------------------------------------------------------
 Short/Intermediate Horizon Strategic
            Allocation Fund                    12.04%                3.92%                4.12%
------------------------------------------------------------------------------------------------------
             S&P 500 Index                     28.69%               -0.57%                1.46%
------------------------------------------------------------------------------------------------------
             Lehman Bros.
         Aggregate Bond Index                   4.10%*               6.62%                7.00%*
------------------------------------------------------------------------------------------------------

* A combined index consisting of 21% Merrill Lynch 1-3 Year Treasury Index, 42% Lehman Brothers Aggregate Bond Index, 7% Merrill Lynch High Yield Master II Index, 25% Russell 3000 Index and 5% MSCI World EX-US Index had a one year return of 13.30%, a five year return of 4.74%, and a return of 5.34% for the period since the Fund's inception.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1997-2003

[INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                               INTERMEDIATE HORIZON STRATEGIC ALLOCATION
                                                                                 FUND
                                                               -----------------------------------------
1997                                                                             14.29
1998                                                                             12.27
1999                                                                             13.14
2000                                                                             -0.86
2001                                                                             -2.64
2002                                                                             -7.71
2003                                                                             15.75

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            10.56%           December 31, 1998
-----------------------------------------------------------------
      Lowest             -8.41%           September 30, 2002
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             July 1996
-----------------------------------------------------------------------------------
    Intermediate
 Horizon Strategic
  Allocation Fund           15.75%                3.13%                6.24%
-----------------------------------------------------------------------------------
   S&P 500 Index            28.69%*              -0.57%                8.64%*
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index              4.10%*               6.62%                7.52%*
-----------------------------------------------------------------------------------

* A combined index consisting of 15% Merrill Lynch 1-3 Year Treasury Index, 30% Lehman Brothers Aggregate Bond Index, 5% Merrill Lynch High Yield Master II Index, 42% Russell 3000 Index and 8% MSCI World EX-US Index had a one year return of 18.57%, a five year return of 3.66%, and a return of 7.78% for the period since the Fund's inception.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1997-2003
[INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND BAR CHART]



                                                            INTERMEDIATE/LONG HORIZON STRATEGIC
                                                                      ALLOCATION FUND
                                                            -----------------------------------
1997                                                                       18.95
1998                                                                       14.02
1999                                                                       19.06
2000                                                                       -3.43
2001                                                                       -7.00
2002                                                                      -12.53
2003                                                                       20.61

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             14.65%            June 30, 1997
-----------------------------------------------------------------
      Lowest             -12.09%          September 30, 2002
-----------------------------------------------------------------

--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------------------------------
                                                                    Since Inception
                               1 Year               5 Year             April 1996
--------------------------------------------------------------------------------------
   Intermediate/Long
   Horizon Strategic
    Allocation Fund            20.61%                2.44%                6.73%
 -----------------------------------------------------------------------------------
     S&P 500 Index             28.69%*              -0.57%                8.64%*
 -----------------------------------------------------------------------------------

* A combined index that through April 30, 2003 consisted of 60% Russell 1000 Equity Index, 25% Russell 2000 Equity Index, and 15% MSCI Ex-US Equity Index, Effective May 1, 2003 the combined index consists of 3% Merrill Lynch 1-3 Year Treasury Index, 6% Lehman Brothers Aggregate Bond Index, 1% Merrill Lynch High Yield Master II Index, 76% Russell 3000 Index, and 14% MSCI EX-US Equity Index. The returns of these blended benchmarks have been linked and had a on year return of 29.68%, a five year return of 1.12%, and a return of 1.64% for the period since the Fund's inception. The benchmark was changed to reflect a change effective May 1, 2003 in the portfolio's asset allocation targets.

LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1999-2003

[LONG HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                LONG HORIZON STRATEGIC ALLOCATION FUND
                                                                --------------------------------------
1999                                                                             27.41
2000                                                                             -7.27
2001                                                                            -12.19
2002                                                                            -20.06
2003                                                                              24.7

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             17.34%          December 31, 1999
-----------------------------------------------------------------
      Lowest             -18.22%          September 30, 2002
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
------------------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                               1 Year              5 Years              May 1998
------------------------------------------------------------------------------------------------------
Long Horizon Strategic Allocation Fund         24.70%                0.67%                1.26%
------------------------------------------------------------------------------------------------------
             S&P 500 Index                     28.69%*              -0.57%                1.46%*
------------------------------------------------------------------------------------------------------

* A combined index consisting of 3% Merrill Lynch 1-3 Year Treasury Index, 6% Lehman Brothers Aggregate Bond Index, 1% Merrill Lynch High Yield Master II Index, 76% Russell 3000 Index, and 14% MSCI World EX-US Index had a one year return of -17.97% and a return of -2.68% for the period since the Fund's inception.

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STRATEGIC ALLOCATION FUNDS.

    --------------------------------------------------------------------------------------------------------------------------
                                                                SHORT/
                                               SHORT         INTERMEDIATE     INTERMEDIATE    INTERMEDIATE/         LONG
                                              HORIZON          HORIZON          HORIZON        LONG HORIZON       HORIZON
                                             STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC
         SHAREHOLDER FEES (FEES PAID         ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
       DIRECTLY FROM YOUR INVESTMENT)           FUND             FUND             FUND             FUND             FUND
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)       None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Reinvested Dividends                    None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                             None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from
     Fund assets) as a % of average net
     assets
    --------------------------------------------------------------------------------------------------------------------------
     Advisory Fee                              0.20%            0.20%            0.20%            0.20%            0.20%
    --------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                  None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------------------------------------------------
          Administrative Services Fee           None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                       None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES(1)                     0.20%            0.20%            0.20%            0.20%            0.20%
    --------------------------------------------------------------------------------------------------------------------------

   (1) EACH STRATEGIC ALLOCATION FUND ALSO BEARS ITS PRO RATA SHARE OF THE FEES AND EXPENSES (INCLUDING ADVISORY AND RULE 12B-1 FEES) OF THE UNDERLYING FUNDS IN WHICH IT INVESTS AND THE INVESTMENT RETURNS FOR THE STRATEGIC ALLOCATION FUND WILL BE NET OF THE EXPENSES OF THE STRATEGIC ALLOCATION FUND AND THOSE UNDERLYING FUNDS. Based on the target allocation to the underlying Funds, the expected expense ratios of the Strategic Allocation Fund and its underlying Funds are 1.20% for the Short Horizon Strategic Allocation Fund, 1.25% for the Short/Intermediate Horizon Strategic Allocation Fund, 1.29% for the Intermediate Horizon Strategic Allocation Fund, 1.33% for the Intermediate/Long Horizon Strategic Allocation Fund and 1.37% for the Long Horizon Strategic Allocation Fund. These target expense ratios are used to calculate the expenses a shareholder would incur as reflected in the example below.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Strategic Allocation Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    ---------------------------------------------------------------------------------------------------------------
                         SHORT         SHORT/                                INTERMEDIATE/
                         HORIZON     INTERMEDIATE        INTERMEDIATE         LONG HORIZON         LONG HORIZON
                         STRATEGIC  HORIZON STRATEGIC  HORIZON STRATEGIC       STRATEGIC            STRATEGIC
                         ALLOCATION      ALLOCATION       ALLOCATION           ALLOCATION           ALLOCATION
                          FUND          FUND                 FUND                 FUND                 FUND
    ---------------------------------------------------------------------------------------------------------------
           1 year        $ 122         $ 127                $ 131                $ 135                $ 139
    ---------------------------------------------------------------------------------------------------------------
          3 years        $ 381         $ 397                $ 409                $ 421                $ 434
    ---------------------------------------------------------------------------------------------------------------
          5 years        $ 660         $ 686                $ 708                $ 729                $ 750
    ---------------------------------------------------------------------------------------------------------------
          10 years       $1,455        $1,511               $1,556               $1,601               $1,646
    ---------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.

                                                          HOW TO REACH THE FUNDS

BY TELEPHONE      Call toll free at (800) 926-0044

BY MAIL           The Diversified Investors Funds Group
                  (or The Diversified Investors Strategic Allocation Funds)
                  4 Manhattanville Road
                  Purchase, New York 10577

                                                          HOW TO PURCHASE SHARES

Shares of the Funds are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans and IRAs. Consult with your Service Agent and your tax and retirement advisers. If you are a participant in a plan, you should obtain the plan's conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the Distributor.

You may purchase shares in a Fund through the Distributor directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix B for information on purchases directly through the Distributor. See your plan administrator to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants should consult their plan administrator.

Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

The International Equity Fund has established new procedures concerning sales and purchases of shares of that Fund. These new procedures are designed to discourage large volume exchange activity by certain shareholders which has the potential to affect negatively the Fund and its other shareholders. Specifically, if a shareholder sells International Equity Fund shares (either through an exchange or a redemption), that shareholder may not be permitted to exchange shares back into the International Equity Fund for 90 days. This restriction on exchanges will not affect purchases of International Equity Fund shares through regular retirement plan contributions during any such 90 day period. In addition, The Diversified Investors Funds Group continues to reserve the right to modify or terminate the exchange privilege at any time with respect to any or all Funds.

                                      HOW THE PRICE OF YOUR SHARES IS CALCULATED

Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. No Fund calculates NAV on days when the New York Stock Exchange is closed. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

What is NAV?

NAV refers to a Fund's NET ASSET VALUE. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are normally valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Each Fund may use fair value procedures approved by the Fund's Board of Trustees to price securities if it believes a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund's NAV is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Fund's net asset value is calculated). A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures.

Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

                                                              HOW TO SELL SHARES

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Participants in a retirement plan should obtain redemption instructions from their plan administrator. If you purchased shares directly through the Distributor, see Appendix B for redemption instructions.

A signature guarantee is required for the following:
     - any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

     -  any redemption by mail if the proceeds are to be wired to a bank;

     -  any redemption request for more than $50,000; and

     -  requests to transfer registration of shares to another owner.

At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

                                               SHAREHOLDER SERVICES AND POLICIES

EXCHANGES

On any business day you may exchange all or a portion of your shares in a Fund for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under "How to Sell Shares." Plan participants should contact their plan administrator. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the distributor. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.

TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account contact your plan administrator or call
(800) 926-0044 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator or call (800) 926-0044. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions at least annually. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

TAXES ON DISTRIBUTIONS

If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, even though the distributions are reinvested in additional shares. Distributions from net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) ordinarily will be taxable as long-term capital gains. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. Other distributions, including net short term capital gain, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

TAXES ON SALES OR EXCHANGES

If you are otherwise subject to federal income taxes, any time you sell or exchange shares the sale or exchange is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions or exchanges of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you are otherwise subject to federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds (except for redemption proceeds from Diversified Investors Money Market Fund) and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States.

MANAGEMENT
                                                             INVESTMENT ADVISERS

FUNDS OTHER THAN THE STOCK INDEX FUND

Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds (called Portfolios) in which these Funds invest. Diversified also advises the Stock Index Fund and each Strategic Allocation Fund. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group.

Diversified has selected subadvisers for each Portfolio. Diversified provides general supervision of the subadvisers and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below; see "Subadvisers."

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Investors in all of the Portfolios (including the applicable Funds) have approved the exemptive order.

STOCK INDEX FUND

Diversified is the investment adviser of the Stock Index Fund, providing general supervision of the Fund's investment in its underlying Portfolio, subject to policies set by the Trustees.

Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors was formed in October, 1996 and is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. The principal business address of Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, California 94105. Investment management decisions of Barclays Global Fund Advisors are made by committee and not by managers individually.

                                                                     SUBADVISERS

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.

MONEY MARKET FUND

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The principal business address of Capital Management Group is 1740 Broadway, New York, New York 10019.

David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

INTERMEDIATE GOVERNMENT BOND FUND

Allegiance Investment Management, L.L.C.
Stephens Capital Management

Allegiance Investment Management, L.L.C. Allegiance was formed in 2001. Its predecessor, Allegiance Capital, Inc., was formed in 1988. 100% of Allegiance Capital, Inc's. assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002. The principal business address of Allegiance is 300 Pacific Coast Highway, Suite 302, Huntington Beach, California 92648.

Bill Mawhorter, Managing Director, Chairman and Chief Investment Officer of Allegiance, is responsible for the day-to-day supervision of the Intermediate Government Bond Fund on behalf of Allegiance. Mr. Mawhorter has been a portfolio manager with Allegiance since 1988.

Stephens Capital Management ("SCM"). SCM was formed in 1982 and has been a registered investment adviser since 1982. The principal business address of SCM is 111 Center Street, Little Rock, Arkansas 72203.

William L. Tedford, Executive Vice President of Stephens, Inc., is responsible for the day-to-day supervision of the Intermediate Government Bond Fund on behalf of SCM. Mr. Tedford has been employed with Stephens, Inc. since 1966.

CORE BOND FUND

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

HIGH QUALITY BOND FUND

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.

HIGH YIELD BOND FUND

Eaton Vance Management. Eaton Vance Corp. is the indirect owner of Eaton Vance Management which has been a registered investment adviser since October 30, 1990. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.

Linda Carter, Vice President, Portfolio Manager and Senior Fixed Income Analyst, and Michael W. Weilheimer, Director of High Yield Fixed Income, Vice President and Portfolio Manager, are responsible for the day-to-day supervision of management of the High Yield Bond Fund. Ms. Carter has been with Eaton Vance Management for more than five years and has held the following positions: Vice President, John Hancock Advisers; Senior Investment Officer, Allmerica Financial; Investment Analyst, United Business Services. Mr. Weilheimer has been with Eaton Vance Management for more than five years and has held the following positions: Senior Analyst, Amroc Investments, L.P.; and Senior Analyst, Cowen & Company.

BALANCED FUND

Aeltus Investment Management, Inc.
BlackRock Advisors, Inc.

Aeltus Investment Management, Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

Hugh Whelan and Douglas Cote are responsible for the day-to-day supervision of management of the Balanced Fund on behalf of Aeltus.

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

VALUE & INCOME FUND

Alliance Capital Management, L.P. Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.


In December 2003, Alliance Capital Management announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Fund.

GROWTH & INCOME FUND


Ark Asset Management Co., Inc.


Aronson+Johnson+Ortiz, LP


Goldman Sachs Asset Management, L.P.



Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.



Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by seven principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, PA 19102.



Theodore R. Aronson is responsible for the day-to-day management of the Fund on behalf of AJO. Mr. Aronson founded AJO in 1984 and is both a CFA charterholder and a Chartered Investment Counselor. Mr. Aronson is a Trustee of Spelman College and a member of its investment committee. He speaks on investing and was a lecturer in Finance at the Wharton School, and is involved with portfolio management, marketing and administration.



Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005. The day-to-day management of the Fund on behalf of Goldman Sachs Asset Management is overseen by a team of individuals.



EQUITY GROWTH FUND


Ark Asset Management Co., Inc.
RCM Capital Management, LLC
Marsico Capital Management, LLC

Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York, 10004.

RCM Capital Management, LLC. Dresdner RCM Global Investors LLC changed its name to RCM Capital Management, LLC effective January 1, 2004. RCM was established in 1996 and has been a registered investment adviser since 1972. The principal business address of RCM is Four Embarcadero Center, San Francisco, California 94111.

Marsico Capital Management, LLC. Marsico, a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1988 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.

MID-CAP VALUE FUND

Cramer, Rosenthal, McGlynn, LLC. CRM was founded in 1973 as an independent investment counselor. CRM has been a registered investment adviser since April 1973. The principal business address of CRM is 520 Madison Avenue, New York, New York 10022.

MID-CAP GROWTH FUND

RCM Capital Management, LLC. Dresdner RCM Global Investors LLC changed its name to RCM Capital Management, LLC effective January 1, 2004. RCM was established in 1996 and has been a registered investment adviser since 1972. The principal business address of RCM is Four Embarcadero Center, San Francisco, California 94111.

SMALL-CAP VALUE FUND

Sterling Capital Management LLC. Sterling was founded in 1971 and has been a registered investment adviser since August 16, 1972. The principal business address of Sterling is Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211.

SPECIAL EQUITY FUND

INVESCO Institutional (N.A.), Inc.
RS Investment Management, L.P.
Seneca Capital Management, LLC
Wellington Management Company, LLP.
Westport Asset Management, Inc.

INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC. The principal business address of INVESCO is 1166 Avenue of the Americas, 26th Floor, New York, New York 10036.

Jeremy S. Lefkowitz, Portfolio Manager, is responsible for the day-to-day management of the Special Equity Fund on behalf of INVESCO. Mr. Lefkowitz has been employed by INVESCO since October 1974.

RS Investment Management, L.P. RS was formed in 1999 and is owned by certain of its employees. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 388 Market Street, Suite 200, San Francisco, California 94111.

David J. Evans, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Special Equity Fund on behalf of RS Investment Management, L.P. since 1999 and has been employed by RS Investment Management, L.P. since 1989.

Seneca Capital Management, LLC. Seneca (or its predecessor) has been a registered investment adviser since 1989. Seneca is owned by certain of its employees and Phoenix Investment Partners, a division of Phoenix Home Life. The principal business address of Seneca is 909 Montgomery Street, Suite 500, San Francisco, California 94133.

Gail P. Seneca, Chief Investment Officer and Richard D. Little, Sr. Equity Portfolio Manager are responsible for the day-to-day management of the Special Equity Fund on behalf of Seneca since 2002 and have been employed by Seneca since 1989.

Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.

Stephen T. O'Brien, Senior Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Special Equity Fund on behalf of Wellington Management since 2002 and has been employed by Wellington Management since 1983.

Westport Asset Management, Inc. Westport was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Fund on behalf of Westport since 1994 and has been employed by Westport since 1983.

SMALL-CAP GROWTH FUND

Delaware Management Company. Delaware is a series of Delaware Management Business Trust. Delaware traces its origins to 1929 and has been a registered investment adviser since June 1952. Delaware and its predecessors have been managing funds in the financial services industry since 1938. Delaware is wholly owned by Lincoln Financial Group. The principal business address of Delaware is 2005 Market Street, Philadelphia, Pennsylvania 19103.

AGGRESSIVE EQUITY FUND

McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. Commencing in 1998, McKinley awarded equity interest to key employees. McKinley has been a registered investment adviser since 1991. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503.

Robert B. Gillam, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Aggressive Equity Fund since 1996 and has been employed by McKinley since 1991.

INTERNATIONAL EQUITY FUND

LSV Asset Management
Wellington Management Company, LLP

LSV Asset Management. LSV was formed in 1994 and is owned by eleven equity partners, all of whom are actively involved in the business. The employees of LSV own a majority of the firm's equity. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.

Andrew S. Offit, Senior Vice President and Portfolio Manager, has been responsible for the day-to-day management of the International Equity Fund on behalf of Wellington Management since 2004 and has been employed by Wellington Management since 1997.

                                                                   ADVISORY FEES

For the fiscal year ended December 31, 2003, the Fund paid Diversified and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below.

    --------------------------------------------------------------------------------
     Money Market Fund                                                 0.25%
    --------------------------------------------------------------------------------
     High Quality Bond Fund                                            0.35%
    --------------------------------------------------------------------------------
     Intermediate Government Bond Fund                                 0.35%
    --------------------------------------------------------------------------------
     Core Bond Fund                                                    0.35%
    --------------------------------------------------------------------------------
     High Yield Bond Fund                                              0.54%
    --------------------------------------------------------------------------------
     Balanced Fund                                                     0.44%
    --------------------------------------------------------------------------------
     Stock Index Fund                                                  0.36%
    --------------------------------------------------------------------------------
     Value & Income Fund                                               0.45%
    --------------------------------------------------------------------------------
     Growth & Income Fund                                              0.60%
    --------------------------------------------------------------------------------
     Equity Growth Fund                                                0.62%
    --------------------------------------------------------------------------------
     Mid-Cap Value Fund                                                0.62%
    --------------------------------------------------------------------------------
     Mid-Cap Growth Fund                                               0.69%
    --------------------------------------------------------------------------------
     Small-Cap Value Fund                                              0.73%
    --------------------------------------------------------------------------------
     Special Equity Fund                                               0.75%
    --------------------------------------------------------------------------------
     Small-Cap Growth Fund                                             0.29%
    --------------------------------------------------------------------------------
     Aggressive Equity Fund                                            0.96%
    --------------------------------------------------------------------------------
     International Equity Fund                                         0.75%
    --------------------------------------------------------------------------------
     Short Horizon Strategic Allocation Fund                           0.20%*
    --------------------------------------------------------------------------------
     Short/Intermediate Horizon Strategic Allocation Fund              0.20%*
    --------------------------------------------------------------------------------
     Intermediate Horizon Strategic Allocation Fund                    0.20%*
    --------------------------------------------------------------------------------
     Intermediate/Long Horizon Strategic Allocation Fund               0.20%*
    --------------------------------------------------------------------------------
     Long Horizon Strategic Allocation Fund                            0.20%*
    --------------------------------------------------------------------------------

   * In addition, this Fund bears its pro rata share of the advisory fees of the underlying Funds in which it invests.

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. However, a Fund might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund (other than the Stock Index Fund) is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                                                               MONEY MARKET FUND

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

                                                                      BOND FUNDS

What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.

The HIGH QUALITY BOND FUND invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund's duration generally is between one and three years. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Fund considers securities rated BBB or better by Standard & Poor's or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The INTERMEDIATE GOVERNMENT BOND FUND invests primarily in U.S. government bonds and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 80% of its net assets in government bonds and related investments.

The Fund also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies, and in other high quality, short-term obligations (such as corporate bonds and notes, bank obligations and repurchase agreements). ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.

The Fund's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Fund may invest in securities with maturities of as much as thirty years.

The portfolio managers of the HIGH QUALITY BOND FUND and INTERMEDIATE GOVERNMENT BOND FUND use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of these Funds then attempt to select securities that will enable each Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pools are then referred to as "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgaged-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.

The CORE BOND FUND invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund also invests in U.S. Treasury and agency securities, corporate bonds, high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.

The Fund's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio manager uses both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

The HIGH YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Fund considers securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to try to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Fund. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. In that case, derivative investments will be considered related investments for purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.

Each Fund's policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Fund will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.
                                                                   BALANCED FUND

The BALANCED FUND seeks to meet its investment objective by maintaining a broadly diversified portfolio of stocks and bonds. The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes.

The Fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

                                                                     STOCK FUNDS

The STOCK INDEX FUND seeks its objective by investing in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. Under normal market conditions, the Fund invests at least 90% of its net assets in securities comprising the S&P 500 Index and related investments.

The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. The Fund's ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated, the size of the Fund's investment portfolio and the timing, frequency and size of cash flows into and out of the Fund. The Fund's adviser regularly monitors the Fund's correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund's Trustees will consider alternative arrangements.

In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.

In seeking to replicate or match the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Stock Index Fund may invest not more than 10% of its total assets under normal market conditions in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.

The VALUE & INCOME FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determination of companies that are in fact undervalued, but have good longer term business prospects.

The portfolio managers of the VALUE & INCOME, MID-CAP VALUE AND SMALL-CAP VALUE FUNDS use a "bottom up" value-oriented approach in selecting investments for the Funds. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goals.

The GROWTH & INCOME FUND invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund also may select securities based on their potential to generate current income. The Fund emphasizes securities of growing, financially stable and undervalued companies. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A Fund's advisers may fail to pick stocks that outperform the economy or that do as well as the economy.

The MID-CAP VALUE FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers companies with market capitalizations between $2 billion and $12 billion to be medium sized companies.

Investing in medium sized companies involves a greater degree of risk than investing in large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing exclusively in large sized companies.

The MID-CAP GROWTH FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers companies with market capitalizations between $2 billion and $15 billion to be medium sized companies.

Investing in medium sized companies involves a greater degree of risk than investing in large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing exclusively in large sized companies.

The SMALL-CAP VALUE FUND invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers companies with market capitalizations of less than $2 billion to have small market capitalizations.

Investing in small sized companies involves a greater degree of risk than investing in medium or large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing in medium and large sized companies.

The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

The Fund utilizes two growth-style managers, two value-oriented managers and one core manager. The Fund is designed to provide an opportunity for higher returns relative to the broad small-cap market during periods when a particular style is out of favor.

Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.

The SMALL-CAP GROWTH FUND invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers companies with market capitalizations of less than $2 billion to have small market capitalizations.

Investing in small sized companies involves a greater degree of risk than investing in medium or large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing in medium and large sized companies.

The AGGRESSIVE EQUITY FUND invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. As a result, the value of shares of this Fund may be quite volatile.


Portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, MID-CAP GROWTH, SMALL-CAP GROWTH, SPECIAL EQUITY and AGGRESSIVE EQUITY FUNDS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. Other managers utilize a quantitative approach with respect to security investment decisions.


The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Fund invests in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The portfolio managers of the INTERNATIONAL EQUITY FUND use a "bottom up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a fundamental analysis to identify companies that appear to be trading below their true worth or to identify companies with higher earnings growth expectations. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

                                    *  *  *

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Fund. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. In that case, derivative investments will be considered related investments for the purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.

Although the policy of each Fund, other than the Stock Index Fund, Value & Income Fund and Growth & Income Fund, of investing at least 80% of its net assets in the issuers or securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

                                                      STRATEGIC ALLOCATION FUNDS

The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds (other than the Intermediate Government Bond Fund, the Balanced Fund, the Stock Index Fund and the Aggressive Equity Fund) described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.

The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For more information on allocations to the underlying Funds, see Appendix A.

                                                                  NORMAL APPROXIMATE ALLOCATIONS
                                           -----------------------------------------------------------------------------
                                                     BOND                      STOCK                 MONEY MARKET
                                                     FUNDS                     FUNDS                     FUND
------------------------------------------------------------------------------------------------------------------------
              SHORT HORIZON                           90%                       10%                  less than 1%
------------------------------------------------------------------------------------------------------------------------
        SHORT/INTERMEDIATE HORIZON                    70%                       30%                  less than 1%
------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE HORIZON                       50%                       50%                  less than 1%
------------------------------------------------------------------------------------------------------------------------
        INTERMEDIATE/LONG HORIZON                     30%                       70%                  less than 1%
------------------------------------------------------------------------------------------------------------------------
               LONG HORIZON                           10%                       90%                  less than 1%
------------------------------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer. Each Strategic Allocation Fund invests in the underlying Funds, which are diversified.

                                                                MORE ABOUT RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by the Funds may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.

GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Equity Growth, Growth & Income, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds are susceptible to the risks of growth securities.

VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income, Mid-Cap Value, Small-Cap Value and International Equity Funds are particularly susceptible to the risks of value investing.

PORTFOLIO SELECTION. The advisers of the Bond Funds and the Balanced Fund may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Fund or the Balanced Fund may lose money, or their investment in a Bond Fund or the Balanced Fund may not do as well as investments in other fixed income funds or balanced funds.

The success of the investment strategy of the Growth & Income, Equity Growth, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

The success of a Fund using a value approach, such as the Value & Income, Mid-Cap Value and Small-Cap Value Funds, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.

The International Equity Fund is managed using both the growth and value approaches. Accordingly, investments in this Fund may not perform as well as investments in another stock fund using either a growth approach or a value approach.

MID-CAP COMPANIES. The securities of mid-cap companies may have more volatile share prices than those of larger, more seasoned companies. Securities issued by mid-cap companies are likely to be more sensitive to changes in earnings results and investor expectations, experience sharper swings in market values, be more adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate, than the equity securities issued by larger companies. Mid-cap companies also may have more limited product lines, capital resources and management depth than larger companies.

SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap companies. Investments in small-cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small-cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small-cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small-cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments in the Small-Cap Value, Small-Cap Growth and Special Equity Funds are likely to be particularly susceptible to the risks of small-cap companies.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a significant portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     - The International Equity Fund and the Balanced Fund may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods. Certain of these markets, such as Argentina, have recently experienced significant turmoil.

     - Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the Euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

SECTOR RISK. The Mid-Cap Growth Fund invests in securities of companies the Fund's advisers believe have the potential to become market leaders, such as companies that operate in industries with high barriers to entry. Although the Fund does not intend to concentrate in any particular industry, the Fund may be overweighted in certain sectors in comparison to the market as a whole. If one or more sectors in which the Fund is invested perform poorly, investors in the Fund may lose money.

DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed only in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Fund's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge may be designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

PORTFOLIO TURNOVER. Each of the Intermediate Government Bond, Core Bond, Balanced, Growth & Income, Mid-Cap Value, Mid-Cap Growth and Special Equity Funds had an annual portfolio turnover rate in 2003 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities which may increase that Fund's expenses and affect performance.

STRATEGIC ALLOCATION FUNDS. Each Strategic Allocation Fund invests solely in a combination of the Money Market, Bond and Stock Funds, as a matter of fundamental policy. As a result, each Strategic Allocation Fund's performance is directly related to the performance of the underlying Funds, and investors in the Strategic Allocation Funds are subject to all of the risks associated with investments in the underlying Funds.

LEGAL PROCEEDINGS. There are no legal proceedings to which the Funds or Diversified is a party and which are expected to have a material adverse effect on either the Funds or on Diversified's ability to perform its contractual obligations as investment adviser to the Funds.

However, on or about December 1, 2003, a complaint styled Enron Corp. v. J. P. Morgan Securities, Inc., et al., Adversary Proceeding No. 03-92677 (AJG) was filed in the United States Bankruptcy Court for the Southern District of New York. The complaint, which relates to the pending Enron Corporation Chapter 11 bankruptcy proceedings, names as defendants those persons that held on October 30, 2001 certain commercial paper (notes) that had been issued by Enron. Among the named defendants are Diversified and two of the Portfolios (believed to be the Intermediate Government Bond Portfolio and the Value & Income Portfolio ("Defendant Portfolios")).

The complaint alleges that Enron sold commercial paper pursuant to an offering memorandum dated September 14, 2001 and that in a series of transactions between October 26, 2001 and November 6, 2001, Enron, at the urging of some or all of the defendants named in the complaint, transferred over $1 billion to the defendants for the purpose of prepaying the notes prior to their maturity. According to the complaint, among the transfers made by Enron during that period were transfers totaling $16,589,671.11 made to a group of entities including the Defendant Portfolios for the purpose of repurchasing the Enron commercial paper held by them. The complaint alleges that these transfers are avoidable under the bankruptcy code on the ground that they were preferential and constructively fraudulent, and seeks to hold Diversified, the Defendant Portfolios and certain other entities jointly and severally liable for these transfers.

Diversified and the Defendant Portfolios deny the claims raised in the complaint and are exploring defenses to the allegations. As of the date of this prospectus, this proceeding is still at an early stage and it would be premature to express a view as to the likelihood that Diversified or the Defendant Portfolios will prevail in this matter, the extent of loss that any such party might suffer should it not prevail, or whether any such party might be entitled to indemnification or contribution from any third party to compensate any such loss.

GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Strategic Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. Diversified or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, Diversified or their affiliates, as applicable, and may be substantial.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include a Fund's distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Fund. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Fund in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.

What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12b-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

INVESTMENT STRUCTURE. Each Fund (except for the Strategic Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

TRUSTS AND SHARE CLASSES. Each Fund other than the Strategic Allocation Funds is a series of The Diversified Investors Funds Group, which is a Massachusetts business trust. Each Strategic Allocation Fund is a series of The Diversified Investors Funds Group II, which also is a Massachusetts business trust. Each of the Money Market, High Yield Bond, Value & Income, Equity Growth, Special Equity and International Equity Funds currently offers two classes of shares. Diversified Class shares are described in this prospectus. The other class of shares, the Stephens Institutional Class shares, may have different expenses, which may affect the performance of those shares. Call the Distributor at (800) 926-0044 for more information.

                                                                   TOTAL RETURNS

Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New
York). The total return for each Fund (other than the High-Yield Bond, Stock Index, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth and Aggressive Equity Funds) for any period which includes a period prior to the contribution by the Pooled Separate Account will reflect the performance of the Pooled Separate Account.

Pooled Separate Account performance is only included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices and was managed in a manner that are in all material respects the same as for the applicable Fund. Furthermore this Pooled Separate Account performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected. None of the Pooled Separate Accounts was organized for the purpose of establishing a performance record for a Fund.

As of December 31, 2003, the average annual total returns for each of the following Funds, including the Pooled Separate Accounts referred to above, were as follows:

-----------------------------------------------------------------------------------------------------------------------

                                                        FOR THE          FOR THE          FOR THE          FOR THE
                                                          YEAR           3 YEARS          5 YEARS          10 YEARS
                                      INCEPTION          ENDED            ENDED            ENDED            ENDED
                                         DATE           12/31/03         12/31/03         12/31/03         12/31/03
-----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET                          12/1978            0.59%             1.76%            3.17%           3.95%
-----------------------------------------------------------------------------------------------------------------------
 HIGH QUALITY BOND                     07/1990            1.75%             4.94%            5.03%           5.30%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT BOND          08/1990            0.97%             4.93%            4.87%           5.21%
-----------------------------------------------------------------------------------------------------------------------
 CORE BOND                             01/1978            4.05%             6.30%            5.34%           6.01%
-----------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND                       09/1995           27.35%            10.65%            5.31%            N/A
-----------------------------------------------------------------------------------------------------------------------
 BALANCED                              12/1992           17.00%            (0.48)%           1.23%           7.64%
-----------------------------------------------------------------------------------------------------------------------
 VALUE & INCOME                        01/1978           25.88%             1.15%            3.97%          10.81%
-----------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME                       01/1986           23.59%            (9.74)%          (4.73)%          8.20%
-----------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH                         03/1993           25.77%            (8.85)%          (2.87)%          8.05%
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                         05/2001           40.97%              N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                         5/2001           26.33%              N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 SMALL-CAP VALUE                       05/2002           40.36%              N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 SPECIAL EQUITY                        01/1986           43.20%             1.23%            4.38%          11.08%
-----------------------------------------------------------------------------------------------------------------------
 SMALL-CAP GROWTH                      05/2002           38.60%              N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY                     05/1996           27.42%           (13.92)           (2.06)%           N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY                  12/1992           32.87%            (3.82)            3.33%           6.69%
-----------------------------------------------------------------------------------------------------------------------
 STOCK INDEX                           08/1993           27.85%            (4.71)           (1.26)%         10.36%
-----------------------------------------------------------------------------------------------------------------------
 SHORT HORIZON STRATEGIC
 ALLOCATION FUND                       07/1996            6.61%             5.09%            4.72%            N/A
-----------------------------------------------------------------------------------------------------------------------
 SHORT/INTERMEDIATE HORIZON
 STRATEGIC ALLOCATION FUND             05/1998           12.04%             3.37%            3.92%            N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE HORIZON STRATEGIC
 ALLOCATION FUND                       07/1996           15.75%             1.32%            3.13%            N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE/LONG HORIZON
 STRATEGIC ALLOCATION FUND             07/1996           20.61%            (0.63)%           2.44%            N/A
-----------------------------------------------------------------------------------------------------------------------
 LONG HORIZON STRATEGIC ALLOCATION
 FUND                                  05/1998           24.70%            (4.34)%           0.67%            N/A
-----------------------------------------------------------------------------------------------------------------------

----------------------------------  ----------------
                                        FOR THE
                                      PERIOD SINCE
                                       INCEPTION
                                        THROUGH
                                        12/31/03
----------------------------------  ----------------
 MONEY MARKET                             6.64%
---------------------------------------------------------------------
 HIGH QUALITY BOND                        5.93%
--------------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT BOND             6.24%
-------------------------------------------------------------------------------------------------------
 CORE BOND                                8.08%
-----------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND                          6.72%
-----------------------------------------------------------------------------------------------------------------------
 BALANCED                                 8.17%
-----------------------------------------------------------------------------------------------------------------------
 VALUE & INCOME                          12.39%
-----------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME                         10.17%
-----------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH                            8.04%
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                            9.71%
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                          (8.87)%
-----------------------------------------------------------------------------------------------------------------------
 SMALL-CAP VALUE                          5.58%
-----------------------------------------------------------------------------------------------------------------------
 SPECIAL EQUITY                          12.50%
-----------------------------------------------------------------------------------------------------------------------
 SMALL-CAP GROWTH                         8.87%
-----------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY                        4.53%
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY                     8.79%
-----------------------------------------------------------------------------------------------------------------------
 STOCK INDEX                             10.44%
-----------------------------------------------------------------------------------------------------------------------
 SHORT HORIZON STRATEGIC
 ALLOCATION FUND                          5.71%
-----------------------------------------------------------------------------------------------------------------------
 SHORT/INTERMEDIATE HORIZON
 STRATEGIC ALLOCATION FUND                4.12%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE HORIZON STRATEGIC
 ALLOCATION FUND                          6.24%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE/LONG HORIZON
 STRATEGIC ALLOCATION FUND                6.73%
-----------------------------------------------------------------------------------------------------------------------
 LONG HORIZON STRATEGIC ALLOCATION
 FUND                                     1.26%
-----------------------------------------------------------------------------------------------------------------------


                        COMPOSITE PERFORMANCE OF DIVERSIFIED AND THE SUBADVISERS

The table below shows total returns calculated for all private accounts and collective investment vehicles managed by Diversified during the periods indicated. Each of these private accounts and collective investment vehicles have investment objectives, policies and restrictions substantially similar to the Strategic Allocation Funds and have been managed as these Funds are managed. Diversified has managed these collective investment vehicles since October 1, 1992. Certain of these private accounts and collective investment vehicles are not registered under the Investment Company Act of 1940 and are not subject to certain investment restrictions imposed on the Funds by that Act or the Internal Revenue Code. If these private accounts and collective investment vehicles were so registered, investment performance might have been adversely affected. The returns are adjusted to assume that all charges, expenses and fees of the Strategic Allocation Funds which are presently in effect were deducted during the periods.

This data is provided to illustrate the past performance of Diversified in managing substantially similar accounts as the Strategic Allocation Funds and does not represent the performance of these Funds.

Investors should not consider this performance data as an indication of future performance of the Funds or Diversified. These composite returns are not intended to predict or suggest the returns that might be experienced by the Strategic Allocation Funds in the future or an individual investing in any of these Funds.

The average annual total returns at December 31, 2003 for all such private accounts and collective investment vehicles managed by Diversified, adjusted to assume that all charges, expenses and fees presently in effect were deducted, are as follows:

                                        -----------------------------------------------------------------------------------------
                                          INCEPTION                                                                    SINCE
                                             DATE          1 YEAR        3 YEARS        5 YEARS        10 YEARS      INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
  SHORT HORIZON
  STRATEGIC ALLOCATION ACCOUNTS              7/96          6.61%          5.09%          4.72%           N/A           5.71%
---------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON
  STRATEGIC ALLOCATION ACCOUNTS              7/96          15.75%         1.32%          3.13%           N/A           6.24%
---------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON
  STRATEGIC ALLOCATION ACCOUNTS              7/96          20.61%         -0.63%         2.44%           N/A           6.73%
---------------------------------------------------------------------------------------------------------------------------------

The table below shows the total returns calculated for the period indicated for all institutional private accounts and collective investment vehicles managed by a subadviser that has less than a three year track record with the Fund.

Each of these institutional private accounts and collective investment vehicles have investment objectives, policies and restrictions substantially similar to the applicable Fund and have been managed in substantially the same way that Fund is managed. The institutional private accounts and collective investment vehicles that are included in the subadviser's composites are not registered under the Investment Company Act of 1940 and are not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the institutional private accounts and collective investment vehicles included in the composites were so registered, investment performance may have been adversely affected.

This data is provided to illustrate the past performances of a subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of a Fund. Investors should not consider this performance data as an indication of future performance of the Funds or the subadvisers. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds.

The subadvisers' composites presented below are unaudited. The use of a methodology different from that used to calculate the performance data set forth below could result in different performance data. The subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods unless otherwise indicated. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 2003.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE        INCEPTION
                                                    1 YEAR      3 YEARS      5 YEARS       10 YEARS      INCEPTION         DATE
------------------------------------------------------------------------------------------------------------------------------------
 EATON VANCE COMPOSITE
 SUBADVISER TO HIGH YIELD BOND FUND                 29.57%        10.34%       7.21%         8.79%         12.79%       01/01/1991
------------------------------------------------------------------------------------------------------------------------------------
    MERRILL LYNCH HIGH YIELD MASTER II INDEX(25)    28.15%         9.52%       5.02%         7.05%         10.75%               --
------------------------------------------------------------------------------------------------------------------------------------
    CSFB GLOBAL HIGH YIELD INDEX(1)                 27.93%        11.74%       6.43%         7.29%         11.32%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER HIGH YIELD BOND FUND INDEX(2)            26.36%         6.86%       2.92%         5.25%          9.67%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 ARK ASSET MANAGEMENT CO. COMPOSITE SUBADVISER
 TO EQUITY GROWTH AND GROWTH & INCOME FUNDS         30.99%        -5.53%       2.64%          N/A           9.10%       01/01/1998
------------------------------------------------------------------------------------------------------------------------------------
    RUSSELL 1000 GROWTH INDEX(3)                    29.75%        -9.36%      -5.11%          N/A           1.08%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER GROWTH FUND INDEX(4)                     28.24%        -7.27%      -1.89%          N/A           2.25%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MARSICO COMPOSITE SUBADVISER TO EQUITY GROWTH
 FUND                                               31.97%        -2.35%       4.70%          N/A           4.70%       01/01/1999
------------------------------------------------------------------------------------------------------------------------------------
    RUSSELL 1000 GROWTH INDEX(3)                    29.75%        -9.36%      -5.11%          N/A          -5.11%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER GROWTH FUND INDEX(4)                     28.24%        -7.27%      -1.89%          N/A          -1.89%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 ARONSON+JOHNSON+ORTIZ, LP COMPOSITE SUBADVISOR
 TO GROWTH & INCOME FUND                            34.11%         5.96%       8.64%          N/A          15.74%         1/1/1996
------------------------------------------------------------------------------------------------------------------------------------
    RUSSELL 1000 VALUE INDEX(23)                    30.03%         1.22%       3.56%          N/A          10.76%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER LARGE-CAP VALUE FUND INDEX(24)           28.00%        -2.04%       1.20%          N/A           8.72%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 GOLDMAN SACHS ASSET MANAGEMENT, L.P. COMPOSITE
 SUBADVISOR TO GROWTH & INCOME FUND                 29.51%        -3.03%       0.41%        11.83%         11.38%         1/1/1992
------------------------------------------------------------------------------------------------------------------------------------
    S&P 500 INDEX(5)                                28.68%        -4.05%      -0.57%          N/A          10.55%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER S&P 500 INDEX(6)                         28.25%        -4.36%      -0.88%          N/A          10.25%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 INVESCO COMPOSITE SUBADVISER TO SPECIAL EQUITY
 FUND                                               50.25%         7.25%       8.94%        11.63%         13.36%       04/01/1992
------------------------------------------------------------------------------------------------------------------------------------
    RUSSELL 2000 INDEX(7)                           47.25%         6.27%       7.13%         9.47%         10.52%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER SMALL CAP CORE INDEX(8)                  40.90%         6.83%       9.39%        11.11%         11.33%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 CRAMER ROSENTHAL MCGLYNN COMPOSITE SUBADVISER
 TO MID-CAP VALUE FUND                              43.15%        13.03%      19.22%          N/A          15.17%       03/01/1998
------------------------------------------------------------------------------------------------------------------------------------
    RUSSELL MID CAP VALUE INDEX(9)                  38.07%         8.48%       8.73%          N/A           6.70%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER MID CAP VALUE INDEX(10)                  39.08%         8.21%       9.42%          N/A           6.04%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 RCM MID CAP GROWTH COMPOSITE SUBADVISER TO
 MID-CAP GROWTH FUND                                28.37%       -10.44%       3.97%        10.41%         12.29%       01/01/1991
------------------------------------------------------------------------------------------------------------------------------------
    RUSSELL MID CAP GROWTH INDEX(11)                42.71%        -6.13%       2.01%         9.40%         12.00%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER MID CAP GROWTH INDEX(12)                 35.42%        -8.56%       2.18%         8.25%         11.96%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 BLACKROCK CORE PLUS COMPOSITE SUBADVISER TO
 CORE BOND FUND                                      5.49%         7.98%       7.10%          N/A           7.43%       04/01/1998
------------------------------------------------------------------------------------------------------------------------------------
    LB AGGREGATE INDEX(13)                           4.10%         7.57%       6.62%          N/A           6.99%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 AELTUS ENHANCED CORE EQUITY COMPOSITE
 SUBADVISER TO BALANCED FUND                        26.36%        -4.72%      -0.32%        11.93%         12.08%       10/01/1991
------------------------------------------------------------------------------------------------------------------------------------
    S&P 500 INDEX(5)                                28.68%        -4.05%      -0.57%        11.07%         11.19%               --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE        INCEPTION
                                                    1 YEAR      3 YEARS      5 YEARS       10 YEARS      INCEPTION         DATE
------------------------------------------------------------------------------------------------------------------------------------
 STERLING COMPOSITE SUBADVISER TO SMALL-CAP
 VALUE FUND                                         43.05%        10.02%      12.40%          N/A          17.37%       01/01/1996
------------------------------------------------------------------------------------------------------------------------------------
    RUSSELL 2000 VALUE INDEX(14)                    46.03%        13.83%      12.28%          N/A          13.06%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER SMALL CAP VALUE INDEX(15)                47.53%        15.37%      16.68%          N/A          12.82%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 WELLINGTON COMPOSITE SUBADVISER TO SPECIAL
 EQUITY FUND                                        44.63%        24.83%        N/A           N/A          24.00%       01/01/2000
------------------------------------------------------------------------------------------------------------------------------------
    RUSSELL 2000 VALUE INDEX(14)                    46.03%        13.83%        N/A           N/A          16.01%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER SMALL CAP VALUE INDEX(15)                47.53%        15.37%        N/A           N/A          15.55%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 SENECA COMPOSITE SUBADVISER TO SPECIAL EQUITY
 FUND                                               43.74%        -3.25%        N/A           N/A          11.18%       06/01/1999
------------------------------------------------------------------------------------------------------------------------------------
    RUSSELL 2000 GROWTH INDEX(16)                   48.54%        -2.03%        N/A           N/A          -1.71%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER SMALL CAP GROWTH INDEX(17)               44.77%        -3.03%        N/A           N/A          -4.52%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 ALLEGIANCE CAPITAL MANAGEMENT COMPOSITE
 SUBADVISER TO INTERMEDIATE GOVERNMENT
 BOND FUND                                           1.23%         7.03%       6.49%         6.83%          7.27%        01/1/1993
------------------------------------------------------------------------------------------------------------------------------------
    LB INTERMEDIATE GOVERNMENT BOND INDEX(18)        2.29%         6.73%       6.18%         6.32%          6.48%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER SHORT-INTERMEDIATE US GOVERNMENT BOND
    INDEX(19)                                        1.99%         5.87%       5.43%         5.49%          5.60%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 STEPHENS CAPITAL MANAGEMENT COMPOSITE
 SUBADVISER TO INTERMEDIATE GOVERNMENT
 BOND FUND                                           2.24%         7.02%       7.12%         7.62%          8.37%        01/1/1998
------------------------------------------------------------------------------------------------------------------------------------
    LB INTERMEDIATE GOVERNMENT
    BOND INDEX(18)                                   2.29%         6.73%       6.18%         6.32%          7.54%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER SHORT-INTERMEDIATE US GOVERNMENT BOND
    INDEX(19)                                        1.99%         5.87%       5.43%         5.49%           N/A                --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LSV ASSET MANAGEMENT COMPOSITE SUBADVISOR TO
 INTERNATIONAL EQUITY FUND                          45.70%        11.38%      10.93%          N/A          11.61%         1/1/1998
------------------------------------------------------------------------------------------------------------------------------------
    MSCI WORLD EX-US VALUE INDEX(20)                46.63%         0.71%       4.46%          N/A           8.40%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER INTERNATIONAL FUNDS INDEX(21)            36.00%        -1.86%       2.13%          N/A           3.82%               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 WELLINGTON COMPOSITE SUBADVISOR TO
 INTERNATIONAL EQUITY FUND                          52.77%         1.96%       6.52%          N/A          10.56%        10/1/1998
------------------------------------------------------------------------------------------------------------------------------------
    MSCI WORLD EX-US GROWTH INDEX(22)               33.50%        -5.47%      -3.27%          N/A           0.67%               --
------------------------------------------------------------------------------------------------------------------------------------
    LIPPER INTERNATIONAL FUNDS INDEX(21)            36.00%        -1.86%       2.13%          N/A           4.87%               --
------------------------------------------------------------------------------------------------------------------------------------


   (1)The Credit Suisse First Boston Global High Yield Index ("CSFB Global HY" or "Index") is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly).
   (2)The Lipper High Yield Bond Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows:
      "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".
   (3)The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).
   (4)The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".
   (5)The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the US markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index as calculated by Standard and Poor's on a total return basis with dividends reinvested.
   (6)The Lipper S&P 500 Index is a performance index of funds passively managed to replicate the performance of the S&P 500 Index, including reinvested dividends.
   (7)The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
   (8)The Lipper Small-Cap Core Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice limits its investments to companies on the basis of the size of the company.
   (9)The Russell Mid Cap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.
  (10)The Lipper Mid-Cap Value Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice, limits its investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund).
  (11)The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (12)The Lipper Mid-Cap Growth Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice, limits its investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund).
  (13)The Lehman Brothers Aggregate Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
  (14)The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
  (15)The Lipper Small-Cap Value Index is an equally weighted index adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective.
  (16)The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
  (17)The Lipper Small Cap Growth Funds Index consists of equally-weighted performance indices, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective.
  (18)The Lehman Brothers Intermediate Government Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 999 years. Total return comprises price appreciate/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

  (19)The Lipper Short-Intermediate U.S. Government Bond Fund Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The funds in this index invest primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of one to five years.


  (20)The MSCI World Ex-US Value Index is the value component of the MSCI World Ex-US Index, which is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index consists of 22 developed market country indices excluding the United States.


  (21)The Lipper International Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The fund invests its assets in securities whose primary trading markets are outside of the United States.


  (22)The MSCI World Ex-US Growth Index is the growth component of the MSCI World Ex-US Index, which is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index consists of 22 developed market country indices excluding the United States.


  (23)The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).


  (24)The Lipper Large-Cap Value Fund Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ration, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.


  (25)The Merrill Lynch High Yield Master II Index is a market capitalization weighted index of all domestic and Yankee high yield bonds, and tracks the performance of high yield securities trades in the U.S. Bond Market.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand each Fund's performance and other financial information for the period of each Fund's operations. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose reports thereon are included in the Funds' 2003 Annual Report. The Funds' Annual Report is incorporated into this registration statement by reference. Copies of the Funds' Annual Report may be obtained without charge by calling
(800) 926-0044.

DIVERSIFIED CLASS OF SHARES

                                          INCOME (LOSS) FROM
                                         INVESTMENT OPERATIONS
                                      ---------------------------      TOTAL
                        NET ASSET        NET        NET REALIZED      INCOME
       FOR THE            VALUE,      INVESTMENT   AND UNREALIZED   (LOSS) FROM
     PERIOD/YEAR       BEGINNING OF     INCOME     GAINS (LOSSES)   INVESTMENT
        ENDED          PERIOD/YEAR      (LOSS)     ON INVESTMENTS   OPERATIONS
     -----------       ------------   ----------   --------------   -----------
MONEY MARKET
12/31/2003...........     $10.62        $0.06          $   --         $ 0.06
12/31/2002...........      10.61         0.13              --           0.13
12/31/2001...........      10.60         0.35            0.01           0.36
12/31/2000...........      10.58         0.60            0.02           0.62
12/31/1999...........      10.44         0.49              --           0.49
HIGH QUALITY BOND
12/31/2003...........      11.85         0.31           (0.10)          0.21
12/31/2002...........      11.69         0.48            0.16           0.64
12/31/2001...........      11.45         0.61            0.25           0.86
12/31/2000...........      11.19         0.63            0.22           0.85
12/31/1999...........      11.39         0.60           (0.30)          0.30
INTERMEDIATE GOVERNMENT BOND
12/31/2003...........      11.49         0.26           (0.15)          0.11
12/31/2002...........      11.13         0.38            0.46           0.84
12/31/2001...........      10.99         0.52            0.15           0.67
12/31/2000...........      10.63         0.56            0.35           0.91
12/31/1999...........      10.98         0.53           (0.42)          0.11
CORE BOND
12/31/2003...........      12.61         0.37            0.14           0.51
12/31/2002...........      12.26         0.55            0.48           1.03
12/31/2001...........      12.31         0.59            0.18           0.77
12/31/2000...........      11.88         0.68            0.43           1.11
12/31/1999...........      12.60         0.66           (0.85)         (0.19)

                                       DIVIDENDS AND DISTRIBUTIONS FROM
                       ----------------------------------------------------------------
                                                                IN EXCESS
                                    IN EXCESS        NET         OF NET
       FOR THE            NET         OF NET      REALIZED      REALIZED        TAX
     PERIOD/YEAR       INVESTMENT   INVESTMENT    GAINS ON      GAINS ON     RETURN OF
        ENDED            INCOME       INCOME     INVESTMENTS   INVESTMENTS   CAPITAL(A)
     -----------       ----------   ----------   -----------   -----------   ----------
MONEY MARKET
12/31/2003...........    $(0.06)      $   --       $   --         $  --        $   --
12/31/2002...........     (0.12)          --           --            --            --
12/31/2001...........     (0.35)          --           --            --         (0.00)*
12/31/2000...........     (0.60)          --           --            --            --
12/31/1999...........     (0.35)          --           --            --            --
HIGH QUALITY BOND
12/31/2003...........     (0.33)          --           --            --         (0.00)*
12/31/2002...........     (0.48)          --        (0.00)*          --         (0.00)*
12/31/2001...........     (0.58)          --        (0.03)           --         (0.01)
12/31/2000...........     (0.59)          --           --            --            --
12/31/1999...........     (0.50)          --           --            --            --
INTERMEDIATE GOVERNME
12/31/2003...........     (0.32)          --        (0.29)           --         (0.01)
12/31/2002...........     (0.36)          --        (0.10)           --         (0.02)
12/31/2001...........     (0.50)          --        (0.02)           --         (0.01)
12/31/2000...........     (0.55)          --           --            --            --
12/31/1999...........     (0.45)          --        (0.01)           --            --
CORE BOND
12/31/2003...........     (0.37)          --        (0.04)           --         (0.11)
12/31/2002...........     (0.56)          --        (0.09)           --         (0.03)
12/31/2001...........     (0.57)          --        (0.24)           --         (0.01)
12/31/2000...........     (0.65)       (0.01)          --            --         (0.02)
12/31/1999...........     (0.53)          --           --            --            --

---------------

(a) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(b) Portfolio turnover of the Series Portfolio and S&P 500 Index Master
    Portfolio.

(c) Includes reimbursement of fees at the underlying Series Portfolio level.
*   Less than one penny per share.
**  Less than (0.005)%.
*** Annualized.
(1) Commencement of operations August 15, 2001.
(2) Commencement of operations September 6, 2001.
(3) Commencement of operations July 10, 2002.
(4) Commencement of operations August 9, 2002.
(5) Commencement of operations March 10, 1999.

                                       -79-

                                                                             RATIO TO AVERAGE NET ASSETS
                                                          ------------------------------------------------------------------
                                                                                 EXPENSES
        TOTAL        NET ASSET                                EXPENSES         INCLUDING THE        NET       NET INVESTMENT
      DIVIDENDS     VALUE, END             NET ASSETS,     INCLUDING THE     SERIES PORTFOLIO    INVESTMENT   INCOME (LOSS)
         AND            OF        TOTAL       END OF      SERIES PORTFOLIO    OR MIP (NET OF       INCOME        (NET OF
    DISTRIBUTIONS   PERIOD/YEAR   RETURN   PERIOD/YEAR         OR MIP         REIMBURSEMENT)       (LOSS)     REIMBURSEMENT)
    -------------   -----------   ------   ------------   ----------------   -----------------   ----------   --------------
       $(0.06)        $10.62       0.59%   $382,372,748         0.86%              0.80%            0.53%          0.59%
        (0.12)         10.62       1.24     444,186,759         0.85               0.80             1.13           1.18
        (0.35)         10.61       3.47     332,303,410         0.88               0.80             3.20           3.28
        (0.60)         10.60       6.00     222,244,328         0.86               0.80             5.61           5.67
        (0.35)         10.58       4.66      99,519,160         0.88               0.80             4.49           4.57
        (0.33)         11.73       1.75     265,246,912         0.97               0.97             2.58           2.58
        (0.48)         11.85       5.54     164,846,851         0.96               0.96             4.08           4.08
        (0.62)         11.69       7.62     110,036,547         1.00               1.00             5.12           5.12
        (0.59)         11.45       7.77      66,996,295         1.02               1.00             5.60           5.62
        (0.50)         11.19       2.63      36,433,434         1.08               1.00             5.10           5.18
        (0.62)         10.98       0.97     132,454,383         0.98               0.98             2.31           2.31
        (0.48)         11.49       7.71     165,269,834         0.97               0.97             3.37           3.37
        (0.53)         11.13       6.23     104,277,546         0.99               0.99             4.62           4.62
        (0.55)         10.99       8.70      65,862,372         1.01               1.00             5.19           5.20
        (0.46)         10.63       0.99      40,366,826         1.08               1.00             4.79           4.87
        (0.52)         12.60       4.05     649,182,638         0.97               0.97             2.93           2.93
        (0.68)         12.61       8.56     379,892,112         0.95               0.95             4.44           4.44
        (0.82)         12.26       6.33     272,377,200         0.99               0.99             4.69           4.69
        (0.68)         12.31       9.54     189,063,597         0.99               0.99             5.69           5.69
        (0.53)         11.88      (1.51)    112,521,653         0.97               0.97             5.26           5.26


      PORTFOLIO
     TURNOVER(B)
     -----------
         N/A
         N/A
         N/A
         N/A
         N/A
          50%
          54%
          53
          73
          56
         392
         134
          40
          48
          25
         922
         462
         547
         521
         307

DIVERSIFIED CLASS OF SHARES

                                          INCOME (LOSS) FROM
                                         INVESTMENT OPERATIONS
                                      ---------------------------
                                                    NET REALIZED       TOTAL
                        NET ASSET        NET       AND UNREALIZED     INCOME
       FOR THE            VALUE,      INVESTMENT       GAINS        (LOSS) FROM
     PERIOD/YEAR       BEGINNING OF     INCOME      (LOSSES) ON     INVESTMENT
        ENDED          PERIOD/YEAR      (LOSS)      INVESTMENTS     OPERATIONS
     -----------       ------------   ----------   --------------   -----------
BALANCED
12/31/2003...........     $11.83        $ 0.20         $ 1.79         $ 1.99
12/31/2002...........      13.52          0.27          (1.69)         (1.42)
12/31/2001...........      14.79          0.31          (1.17)         (0.86)
12/31/2000...........      16.32          0.37          (0.81)         (0.44)
12/31/1999...........      15.75          0.30           1.40           1.70
VALUE & INCOME
12/31/2003...........      18.02          0.27           4.36           4.63
12/31/2002...........      21.67          0.29          (3.67)         (3.38)
12/31/2001...........      22.66          0.34          (0.90)         (0.56)
12/31/2000...........      21.69          0.29           1.60           1.89
12/31/1999...........      20.93          0.27           1.31           1.58
GROWTH & INCOME
12/31/2003...........      14.27          0.08           3.28           3.36
12/31/2002...........      18.58          0.05          (4.32)         (4.27)
12/31/2001...........      24.05         (0.00)*        (5.47)         (5.47)
12/31/2000...........      29.69         (0.13)         (5.12)         (5.25)
12/31/1999...........      23.99         (0.12)          7.24           7.12
EQUITY GROWTH
12/31/2003...........      14.20         (0.04)          3.70           3.66
12/31/2002...........      18.70         (0.05)         (4.45)         (4.50)
12/31/2001...........      24.20         (0.10)         (4.94)         (5.04)
12/31/2000...........      30.72         (0.15)         (4.90)         (5.05)
12/31/1999...........      23.32         (0.12)          8.69           8.57
MID-CAP VALUE(1)
12/31/2003...........       9.14          0.00*          3.72           3.72
12/31/2002...........      10.91         (0.00)*        (1.74)         (1.74)
12/31/2001...........      10.00         (0.00)          0.91           0.91
MID-CAP GROWTH(2)
12/31/2003...........       7.53         (0.08)          2.06           1.98
12/31/2002...........      10.26         (0.08)         (2.62)         (2.70)
12/31/2001...........      10.00         (0.03)          0.36           0.33


                                       DIVIDENDS AND DISTRIBUTIONS FROM
                       ----------------------------------------------------------------
                                                                IN EXCESS
                                    IN EXCESS        NET         OF NET         TAX
       FOR THE            NET         OF NET      REALIZED      REALIZED       RETURN
     PERIOD/YEAR       INVESTMENT   INVESTMENT    GAINS ON      GAINS ON         OF
        ENDED            INCOME       INCOME     INVESTMENTS   INVESTMENTS   CAPITAL(A)
     -----------       ----------   ----------   -----------   -----------   ----------
BALANCED
12/31/2003...........    $(0.19)      $   --       $   --        $   --        $(0.02)
12/31/2002...........     (0.27)          --           --            --            --
12/31/2001...........     (0.31)          --        (0.09)           --         (0.01)
12/31/2000...........     (0.36)       (0.00)*      (0.67)        (0.06)           --
12/31/1999...........     (0.30)          --        (0.83)           --            --
VALUE & INCOME
12/31/2003...........     (0.27)          --           --            --         (0.00)*
12/31/2002...........     (0.25)          --        (0.02)           --            --
12/31/2001...........     (0.30)          --        (0.13)           --            --
12/31/2000...........     (0.28)          --        (0.64)           --            --
12/31/1999...........     (0.21)          --        (0.61)           --            --
GROWTH & INCOME
12/31/2003...........     (0.08)          --           --            --         (0.00)*
12/31/2002...........     (0.04)          --           --            --            --
12/31/2001...........        --           --           --            --            --
12/31/2000...........        --           --        (0.39)           --         (0.00)*
12/31/1999...........        --           --        (1.42)           --            --
EQUITY GROWTH
12/31/2003...........        --           --           --            --         (0.00)*
12/31/2002...........        --           --           --            --            --
12/31/2001...........        --           --        (0.46)           --         (0.00)*
12/31/2000...........        --           --        (1.47)           --            --
12/31/1999...........        --           --        (1.17)           --            --
MID-CAP VALUE(1)
12/31/2003...........     (0.57)          --        (0.06)           --            --
12/31/2002...........        --           --           --            --         (0.03)
12/31/2001...........        --           --           --            --            --
MID-CAP GROWTH(2)
12/31/2003...........     (0.02)          --           --            --            --
12/31/2002...........        --           --        (0.03)           --         (0.00)*
12/31/2001...........        --           --        (0.07)           --            --

---------------

(a) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(b) Portfolio turnover of the Series Portfolio and S&P 500 Index Master
    Portfolio.

(c) Includes reimbursement of fees at the underlying Series Portfolio level.

*   Less than one penny per share.

**  Less than (0.005)%.

*** Annualized.

(1) Commencement of operations August 15, 2001.

(2) Commencement of operations September 6, 2001.

(3) Commencement of operations July 10, 2002.

(4) Commencement of operations August 9, 2002.

(5) Commencement of operations March 10, 1999.

                                       -81-

                                                                             RATIO TO AVERAGE NET ASSETS
                                                          -----------------------------------------------------------------
                                                                                 EXPENSES
        TOTAL        NET ASSET                                EXPENSES        INCLUDING THE        NET       NET INVESTMENT
      DIVIDENDS     VALUE, END             NET ASSETS,     INCLUDING THE     SERIES PORTFOLIO   INVESTMENT   INCOME (LOSS)
         AND            OF        TOTAL       END OF      SERIES PORTFOLIO    OR MIP (NET OF      INCOME        (NET OF
    DISTRIBUTIONS   PERIOD/YEAR   RETURN   PERIOD/YEAR         OR MIP         REIMBURSEMENT)      (LOSS)     REIMBURSEMENT)
    -------------   -----------   ------   ------------   ----------------   ----------------   ----------   --------------
       $(0.21)        $13.61       17.00%  $204,344,308         1.10%              1.08%(c)         1.56%         1.58%
        (0.27)         11.83      (10.56)   166,426,376         1.09               1.07             2.16          2.18
        (0.41)         13.52       (5.82)   182,023,940         1.09               1.09             2.21          2.21
        (1.09)         14.79       (2.80)   162,118,395         1.11               1.10             2.32          2.33
        (1.13)         16.32       10.97    143,014,166         1.14               1.08             1.84          1.90
        (0.27)         22.38       25.88    858,821,529         1.05               1.00             1.33          1.38
        (0.27)         18.02      (15.70)   561,896,237         1.05               1.00             1.41          1.46
        (0.43)         21.67       (2.46)   516,073,976         1.07               1.00             1.48          1.55
        (0.92)         22.66        8.97    402,572,301         1.04               1.00             1.72          1.76
        (0.82)         21.69        7.70    203,482,872         1.05               1.00             1.17          1.22
        (0.08)         17.55       23.59    562,394,751         1.21               1.15             0.44          0.50
        (0.04)         14.27      (22.98)   403,171,118         1.23               1.15             0.20          0.28
           --          18.58      (22.74)   458,258,956         1.22               1.15            (0.07)        (0.00)**
        (0.39)         24.05      (17.91)   470,988,907         1.20               1.15            (0.51)        (0.46)
        (1.42)         29.69       30.05    459,797,532         1.20               1.15            (0.51)        (0.46)
        (0.00)*        17.86       25.77    852,572,867         1.22               1.22            (0.24)        (0.24)
           --          14.20      (24.06)   439,239,021         1.21               1.21            (0.34)        (0.34)
        (0.46)         18.70      (20.71)   428,765,397         1.24               1.24            (0.50)        (0.50)
        (1.47)         24.20      (16.72)   410,609,144         1.22               1.22            (0.53)        (0.53)
        (1.17)         30.72       37.08    352,834,964         1.21               1.21            (0.46)        (0.46)
        (0.63)         12.23       40.97    111,245,419         1.36               1.25(c)         (0.10)         0.01
        (0.03)          9.14      (16.00)    16,041,618         2.01               1.25            (0.74)         0.02
           --          10.91        9.10        741,155        37.51***            1.25***        (36.28)***     (0.02)***
        (0.02)          9.49       26.33     81,549,652         1.42               1.35(c)         (0.96)        (0.89)
        (0.03)          7.53      (26.35)    12,179,460         2.00               1.35            (1.63)        (0.98)
        (0.07)         10.26        3.33      2,426,193        14.35***            1.35***        (13.96)***     (0.96)***


      PORTFOLIO
     TURNOVER(B)
     -----------
         377%
         289
         312
         286
         256
          70
          31
          32
          76
          43
         100
         115
         153
          80
          86
          61
          75
          63
          97
          44
         156
         156
          87
         100
         138
          63

DIVERSIFIED CLASS OF SHARES

                                          INCOME (LOSS) FROM
                                         INVESTMENT OPERATIONS
                                      ---------------------------      TOTAL
                        NET ASSET        NET        NET REALIZED      INCOME
       FOR THE            VALUE,      INVESTMENT   AND UNREALIZED   (LOSS) FROM
     PERIOD/YEAR       BEGINNING OF     INCOME     GAINS (LOSSES)   INVESTMENT
        ENDED          PERIOD/YEAR      (LOSS)     ON INVESTMENTS   OPERATIONS
     -----------       ------------   ----------   --------------   -----------
SMALL-CAP VALUE(3)
12/31/2003...........     $ 8.56        $ 0.10         $ 3.34         $ 3.44
12/31/2002...........      10.00         (0.01)         (1.07)         (1.08)
SPECIAL EQUITY
12/31/2003...........      16.46         (0.11)          7.22           7.11
12/31/2002...........      21.89         (0.10)         (5.33)         (5.43)
12/31/2001...........      22.72         (0.13)         (0.70)         (0.83)
12/31/2000...........      24.48         (0.12)         (0.97)         (1.09)
12/31/1999...........      20.98         (0.10)          5.26           5.16
SMALL-CAP GROWTH(4)
12/31/2003...........      10.31         (0.10)          4.06           3.96
12/31/2002...........      10.00         (0.04)          0.35           0.31
AGGRESSIVE EQUITY
12/31/2003...........       8.97         (0.11)          2.57           2.46
12/31/2002...........      12.27         (0.11)         (3.19)         (3.30)
12/31/2001...........      17.92         (0.16)         (5.49)         (5.65)
12/31/2000...........      20.96         (0.25)         (2.61)         (2.86)
12/31/1999...........      13.84         (0.15)          8.86           8.71
HIGH YIELD BOND
12/31/2003...........       8.12          0.76           1.38           2.14
12/31/2002...........       8.70          0.72          (0.58)          0.14
12/31/2001...........       9.12          0.81          (0.40)          0.41
12/31/2000...........      10.38          0.86          (1.29)         (0.43)
12/31/1999...........      11.55          0.90          (0.89)          0.01
INTERNATIONAL EQUITY
12/31/2003...........      10.18          0.07           3.25           3.32
12/31/2002...........      12.44          0.03          (2.18)         (2.15)
12/31/2001...........      15.62          0.02          (2.99)         (2.97)
12/31/2000...........      20.63          0.04          (3.97)         (3.93)
12/31/1999...........      12.87          0.03           8.14           8.17
STOCK INDEX(5)
12/31/2003...........       6.85          0.09           1.81           1.90
12/31/2002...........       8.94          0.08          (2.10)         (2.02)
12/31/2001...........      10.31          0.07          (1.36)         (1.29)
12/31/2000...........      11.49          0.07          (1.19)         (1.12)
12/31/1999...........      10.00          0.07           1.49           1.56

                                       DIVIDENDS AND DISTRIBUTIONS FROM
                       ----------------------------------------------------------------
                                                                IN EXCESS
                                    IN EXCESS        NET         OF NET
       FOR THE            NET         OF NET      REALIZED      REALIZED        TAX
     PERIOD/YEAR       INVESTMENT   INVESTMENT    GAINS ON      GAINS ON     RETURN OF
        ENDED            INCOME       INCOME     INVESTMENTS   INVESTMENTS   CAPITAL(A)
     -----------       ----------   ----------   -----------   -----------   ----------
SMALL-CAP VALUE(3)
12/31/2003...........    $(0.28)      $   --       $(0.03)       $   --        $(0.03)
12/31/2002...........        --           --        (0.36)           --            --
SPECIAL EQUITY
12/31/2003...........        --           --           --            --            --
12/31/2002...........        --           --           --            --            --
12/31/2001...........        --           --           --            --            --
12/31/2000...........        --           --        (0.07)        (0.60)        (0.00)*
12/31/1999...........        --           --        (1.66)           --            --
SMALL-CAP GROWTH(4)
12/31/2003...........     (0.24)          --        (0.08)           --         (0.03)
12/31/2002...........        --           --           --            --            --
AGGRESSIVE EQUITY
12/31/2003...........        --           --           --            --            --
12/31/2002...........        --           --           --            --            --
12/31/2001...........        --           --           --            --            --
12/31/2000...........        --           --           --         (0.18)        (0.00)*
12/31/1999...........        --           --        (1.59)           --            --
HIGH YIELD BOND
12/31/2003...........     (0.79)          --           --            --            --
12/31/2002...........     (0.71)          --           --            --         (0.01)
12/31/2001...........     (0.80)          --           --            --         (0.03)
12/31/2000...........     (0.82)       (0.01)          --            --            --
12/31/1999...........     (1.17)       (0.01)          --            --            --
INTERNATIONAL EQUITY
12/31/2003...........     (0.17)          --           --            --            --
12/31/2002...........     (0.11)          --           --            --            --
12/31/2001...........     (0.08)          --        (0.13)           --            --
12/31/2000...........     (0.02)       (0.05)       (1.01)           --            --
12/31/1999...........        --        (0.08)       (0.33)           --            --
STOCK INDEX(5)
12/31/2003...........     (0.08)          --           --            --            --
12/31/2002...........     (0.07)          --           --            --            --
12/31/2001...........     (0.06)          --        (0.02)           --         (0.00)*
12/31/2000...........     (0.05)          --        (0.01)           --            --
12/31/1999...........     (0.07)          --           --            --            --

---------------
(a) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.
(b) Portfolio turnover of the Series Portfolio and S&P 500 Index Master
    Portfolio.
(c) Includes reimbursement of fees at the underlying Series Portfolio level.
*   Less than one penny per share.
**  Less than (0.005)%.
*** Annualized.
(1) Commencement of operations August 15, 2001.
(2) Commencement of operations September 6, 2001.
(3) Commencement of operations July 10, 2002.
(4) Commencement of operations August 9, 2002.
(5) Commencement of operations March 10, 1999.

                                       -83-

                                                                             RATIO TO AVERAGE NET ASSETS
                                                          ------------------------------------------------------------------
                                                                                 EXPENSES
        TOTAL        NET ASSET                                EXPENSES        INCLUDING THE        NET        NET INVESTMENT
      DIVIDENDS     VALUE, END             NET ASSETS,     INCLUDING THE     SERIES PORTFOLIO   INVESTMENT    INCOME (LOSS)
         AND            OF        TOTAL       END OF      SERIES PORTFOLIO    OR MIP (NET OF      INCOME         (NET OF
    DISTRIBUTIONS   PERIOD/YEAR   RETURN   PERIOD/YEAR         OR MIP         REIMBURSEMENT)      (LOSS)      REIMBURSEMENT)
    -------------   -----------   ------   ------------   ----------------   ----------------   ----------    --------------
       $(0.34)        $11.66       40.36%  $ 41,502,990         1.69%          1.50%(c)             0.78%          0.97%
        (0.36)          8.56      (10.80)     1,809,678         9.39***         1.50***            (8.04)***      (0.15)***
           --          23.57       43.20    398,345,273         1.43               1.43            (0.60)         (0.60)
           --          16.46      (24.81)   325,208,117         1.41               1.41            (0.51)         (0.51)
           --          21.89       (3.65)   350,540,296         1.43               1.43            (0.62)         (0.62)
        (0.67)         22.72       (4.70)   303,672,055         1.41               1.41            (0.48)         (0.48)
        (1.66)         24.48       25.26    224,430,627         1.43               1.43            (0.45)         (0.45)
        (0.35)         13.92       38.60     33,794,596         1.76            1.55(c)            (0.96)         (0.75)
           --          10.31        3.10        678,003        28.77***            1.55***        (28.12)***      (0.90)***
           --          11.43       27.42    213,243,572         1.60            1.50(c)            (1.20)         (1.10)
           --           8.97      (26.89)   178,049,600         1.59               1.50            (1.18)         (1.09)
           --          12.27      (31.53)   205,870,856         1.61               1.50            (1.34)         (1.23)
        (0.18)         17.92      (13.85)   218,009,257         1.56               1.50            (1.20)         (1.14)
        (1.59)         20.96       64.01    118,496,343         1.63               1.49            (1.07)         (0.93)
        (0.79)          9.47       27.22    120,122,156         1.21               1.10             8.49           8.60
        (0.72)          8.12        1.72     98,987,713         1.18               1.10             8.59           8.67
        (0.83)          8.70        4.56     77,970,724         1.23               1.10             8.77           8.90
        (0.83)          9.12       (4.44)    58,600,529         1.34               1.10             8.50           8.74
        (1.18)         10.38        0.04     38,290,334         1.30               1.10             7.78           7.98
        (0.17)         13.33       32.87    426,967,431         1.45               1.40             0.56           0.61
        (0.11)         10.18      (17.31)   265,654,055         1.45               1.40             0.26           0.31
        (0.21)         12.44      (19.02)   240,568,211         1.49               1.40             0.05           0.14
        (1.08)         15.62      (19.15)   228,972,847         1.41               1.40             0.20           0.21
        (0.41)         20.63       63.73    175,208,902         1.45               1.40             0.10           0.15
        (0.08)          8.67       27.85    417,867,416         0.69               0.65             1.10           1.14
        (0.07)          6.85      (22.65)   189,375,363         0.68               0.65             0.96           0.99
        (0.08)          8.94      (12.50)   164,746,152         0.71               0.65             0.65           0.71
        (0.06)         10.31       (9.78)   110,881,660         0.74               0.65             0.52           0.61
        (0.07)         11.49       15.37     25,774,897         1.05***            0.65***          0.41***        0.81***


      PORTFOLIO
     TURNOVER(B)
     -----------
          40%
          26
         103
         109
          88
          77
         171
          81
          68
         165
          87
          98
          62
         132
         136
          95
          90
         105
         145
          23
          25
          28
          46
          35
           8
          12
           9
          10
           7

                                         INCOME FROM
                                    INVESTMENT OPERATIONS                         DIVIDENDS AND DISTRIBUTIONS FROM
                                   -----------------------                -------------------------------------------------
                                                   NET
                                                 REALIZED      TOTAL
                       NET ASSET                   AND         INCOME                    NET      IN EXCESS OF
       FOR THE          VALUE,        NET       UNREALIZED      FROM         NET       REALIZED     REALIZED        TAX
     PERIOD/YEAR       BEGINNING   INVESTMENT     GAINS      INVESTMENT   INVESTMENT   CAPITAL      GAINS ON     RETURN OF
        ENDED           OF YEAR      INCOME      (LOSSES)    OPERATIONS     INCOME      GAINS     INVESTMENTS    CAPITAL(A)
     -----------       ---------   ----------   ----------   ----------   ----------   --------   ------------   ----------
SHORT HORIZON
12/31/2003...........   $10.65       $ 0.37       $ 0.33       $ 0.70       $(0.38)     $(0.12)      $   --        $   --
12/31/2002...........    10.71         0.45        (0.08)        0.37        (0.43)      (0.00)*         --         (0.00)*
12/31/2001...........    10.70         0.56        (0.02)        0.54        (0.53)      (0.00)*         --         (0.00)*
12/31/2000...........    10.56         0.59         0.13         0.72        (0.54)         --        (0.04)           --
12/31/1999...........    10.92         0.49        (0.34)        0.15        (0.47)      (0.04)          --            --
SHORT/INTERMEDIATE HORIZON
12/31/2003...........     8.84         0.27         0.78         1.05        (0.26)         --           --         (0.00)*
12/31/2002...........     9.38         0.36        (0.55)       (0.19)       (0.35)         --           --         (0.00)*
12/31/2001...........     9.74         0.44        (0.38)        0.06        (0.42)         --           --         (0.00)*
12/31/2000...........    10.25         0.51        (0.32)        0.19        (0.40)      (0.18)       (0.11)        (0.01)
12/31/1999...........    10.04         0.61         0.15         0.76        (0.47)      (0.08)          --            --
INTERMEDIATE HORIZON
12/31/2003...........     9.73         0.24         1.28         1.52        (0.23)         --           --         (0.00)*
12/31/2002...........    10.85         0.30        (1.13)       (0.83)       (0.29)         --           --         (0.00)*
12/31/2001...........    11.52         0.36        (0.67)       (0.31)       (0.35)      (0.01)          --         (0.00)*
12/31/2000...........    12.64         0.41        (0.53)       (0.12)       (0.43)      (0.49)       (0.08)        (0.00)*
12/31/1999...........    11.83         0.57         0.96         1.53        (0.49)      (0.23)          --            --
INTERMEDIATE/LONG HORIZON
12/31/2003...........     9.39         0.18         1.74         1.92        (0.17)         --           --         (0.00)*
12/31/2002...........    10.94         0.20        (1.56)       (1.36)       (0.19)         --           --         (0.00)*
12/31/2001...........    12.05         0.24        (1.09)       (0.85)       (0.23)      (0.03)          --         (0.00)*
12/31/2000...........    13.60         0.32        (0.80)       (0.48)       (0.34)      (0.66)       (0.07)        (0.00)*
12/31/1999...........    12.32         0.51         1.80         2.31        (0.46)      (0.57)          --            --
LONG HORIZON
12/31/2003...........     7.66         0.09         1.80         1.89        (0.09)         --           --         (0.00)*
12/31/2002...........     9.62         0.03        (1.96)       (1.93)       (0.03)         --           --         (0.00)*
12/31/2001...........    11.08         0.04        (1.39)       (1.35)       (0.04)      (0.07)          --         (0.00)*
12/31/2000...........    12.32         0.15        (1.04)       (0.89)       (0.14)      (0.21)       (0.00)*       (0.00)*
12/31/1999...........    10.08         0.39         2.34         2.73        (0.27)      (0.22)          --            --

---------------

(a) Results from investment related activity occurring between year end dividend calculation and the fiscal year end.

(b) Ratios exclude expenses incurred by the underlying Funds.

 *  Less than one penny per share.

                                            RATIOS TO AVERAGE NET
                                                    ASSETS
         TOTAL                             ------------------------
       DIVIDENDS     NET ASSET                              NET       PORTFOLIO
          AND        VALUE, END   TOTAL                  INVESTMENT   TURNOVER    NET ASSETS,
     DISTRIBUTIONS    OF YEAR     RETURN   EXPENSES(B)     INCOME       RATE      END OF YEAR
     -------------   ----------   ------   -----------   ----------   ---------   ------------
        $(0.50)        $10.85       6.61%     0.20%         3.44%        189%     $135,156,416
         (0.43)         10.65       3.51      0.20          4.22          49        99,801,527
         (0.53)         10.71       5.16      0.20          5.17          55        64,314,524
         (0.58)         10.70       6.97      0.20          5.58         131        38,301,449
         (0.51)         10.56       1.45      0.20          4.48          41        16,574,749
         (0.26)          9.63      12.04      0.20          2.97         127       105,598,622
         (0.35)          8.84      (2.06)     0.20          4.02          48        69,681,833
         (0.42)          9.38       0.66      0.20          4.60          55        52,142,280
         (0.70)          9.74       1.86      0.20          5.03         208        33,902,100
         (0.55)         10.25       7.70      0.20          5.91         119         9,703,880
         (0.23)         11.02      15.75      0.20          2.32         216       440,757,782
         (0.29)          9.73      (7.71)     0.20          2.96          57       264,612,412
         (0.36)         10.85      (2.64)     0.20          3.23          56       206,358,954
         (1.00)         11.52      (0.86)     0.20          3.30         129       158,753,692
         (0.72)         12.64      13.14      0.20          4.59          56        94,988,890
         (0.17)         11.14      20.61      0.20          1.80         118       463,741,208
         (0.19)          9.39     (12.53)     0.20          1.94          50       288,039,961
         (0.26)         10.94      (7.00)     0.20          2.13          50       243,742,445
         (1.07)         12.05      (3.43)     0.20          2.40         121       204,228,309
         (1.03)         13.60      19.06      0.20          3.90         107       127,900,157
         (0.09)          9.46      24.70      0.20          1.11         132       253,400,590
         (0.03)          7.66     (20.06)     0.20          0.40          43       145,748,617
         (0.11)          9.62     (12.19)     0.20          0.39          52       122,367,492
         (0.35)         11.08      (7.27)     0.20          1.26         112        88,182,339
         (0.49)         12.32      27.41      0.20          3.49         108        37,930,335

                     (This page intentionally left blank.)

                                                                      APPENDIX A

                           STRATEGIC ALLOCATION FUNDS

As described in the prospectus, under normal market conditions the assets of each Strategic Allocation Fund are invested in Bond, Stock and Money Market Funds approximately as follows:

                                                                       NORMAL APPROXIMATE ALLOCATIONS
                                                 --------------------------------------------------------------------------
                                                           BOND                    STOCK                 MONEY MARKET
                                                          FUNDS                    FUNDS                     FUND
---------------------------------------------------------------------------------------------------------------------------
                 SHORT HORIZON                             90%                      10%                  less than 1%
---------------------------------------------------------------------------------------------------------------------------
           SHORT/INTERMEDIATE HORIZON                      70%                      30%                  less than 1%
---------------------------------------------------------------------------------------------------------------------------
              INTERMEDIATE HORIZON                         50%                      50%                  less than 1%
---------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE/LONG HORIZON                       30%                      70%                  less than 1%
---------------------------------------------------------------------------------------------------------------------------
                  LONG HORIZON                             10%                      90%                  less than 1%
---------------------------------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund invests in the same underlying Bond and Stock Funds. Diversified selects the underlying Funds and the relative amounts to be invested in them to be generally representative, in Diversified's view, of the capital markets as a whole. The Bond Funds reflect a mix of high quality, high yield and core bond investments. The Stock Funds reflect a mix of U.S. and foreign investments, and a mix of market capitalizations and investment styles. Currently, the underlying Bond Funds, and the percentages of each Strategic Allocation Fund's Bond Fund assets to be invested in these Bond Funds, are:

  Core Bond Fund                                                60%
  High Quality Bond Fund                                        30%
  High Yield Bond Fund                                          10%

The underlying Stock Funds, and the percentages of each Strategic Allocation Fund's Stock Fund assets to be invested in these Stock Funds currently are:

Large cap
(Growth & Income, Value & Income and Equity Growth Funds)     72%
Mid cap
(Mid-Cap Growth and Mid-Cap Value Funds)                       7%
Small cap
(Small-Cap Growth, Small-Cap Value and Special Equity Funds)   6%
International
(International Equity Fund)                                   15%

Under normal circumstances each Strategic Allocation Fund invests in the Money Market Fund in minimal amounts (typically less than 1% of its net assets) for cash management and liquidity purposes. However, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market, political or other conditions. Diversified may change the overall asset allocations between Bond and Stock Funds at any time to reflect its current strategy for asset allocation, and also may change the underlying Funds, and the relative amounts invested in them, at any time.

                     (This page intentionally left blank.)

                                                                      APPENDIX B

           INSTRUCTIONS FOR PURCHASES AND SALES FROM THE DISTRIBUTOR

PURCHASES

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Diversified Investors Funds Group and mailed to:

        The Diversified Investors Funds Group
        4 Manhattanville Road
        Purchase, New York 10577

Checks for shares of the Strategic Allocation Funds should be made payable to The Diversified Strategic Allocation Funds and mailed to:

        The Diversified Investors Funds Group II
        4 Manhattanville Road
        Purchase, New York 10577

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call
(800) 926-0044 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Diversified Investors Fund Group (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or The Diversified Investors Strategic Allocation Funds (in case of a purchase of a Strategic Allocation
Fund), in each case at the address above.

SALES (REDEMPTIONS)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Diversified Investors Funds Group at:

        The Diversified Investors Fund Group
        4 Manhattanville Road
        Purchase, New York 10577

Requests to redeem shares in any of the Strategic Allocation Funds should be mailed to The Diversified Investors Strategic Allocation Funds at:

        The Diversified Investors Strategic Allocation Funds
        4 Manhattanville Road
        Purchase, New York 10577

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 926-0044.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file numbers: 811-7674
                  811-07495

                      (This page intentionally left blank.)

DIVERSIFIED INVESTMENT ADVISORS, INC.
4 Manhattanville Road, Purchase, New York 10577
(914) 697-8000










2891 (rev. 5/04)

                                                         Filed under Rule 497(c)
                                                              File Nos. 33-61810
                                                                    and 811-7674

                   THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP


                         THE DIVERSIFIED INSTITUTIONAL
                           STRATEGIC ALLOCATION FUNDS


                                   PROSPECTUS

                                  MAY 1, 2004

HIGHER RISK
                               AGGRESSIVE EQUITY

                               SMALL-CAP GROWTH
                                                                                 LONG HORIZON
                               SPECIAL EQUITY

                               SMALL-CAP VALUE
                                                                                 INTERMEDIATE/LONG HORIZON
                               MID-CAP GROWTH

                               MID-CAP VALUE

                               EQUITY GROWTH
                                                                                 INTERMEDIATE HORIZON
                               GROWTH & INCOME

                               STOCK INDEX

                               VALUE & INCOME
                                                                                 SHORT/INTERMEDIATE HORIZON
                               BALANCED

                               HIGH YIELD BOND

                               CORE BOND
                                                                                 SHORT HORIZON
                               INTERMEDIATE GOVT. BOND

                               HIGH QUALITY BOND

                               MONEY MARKET

LOWER RISK

                                          [DIVERSIFIED INVESTMENT ADVISORS LOGO]
                                                        DIVERSIFIED
                                                        INVESTMENT
                                                         ADVISORS

                            NOTICE OF PRIVACY POLICY
                   INFORMATION ONLY -- NO RESPONSE NECESSARY

At Diversified Investment Advisors, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in order to provide our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information of our customers and former customers in accordance with our Privacy Policy.

WHAT INFORMATION IS COLLECTED, AND FROM WHOM IS IT COLLECTED?

We may collect nonpublic personal information about you from the following sources:
     Information we receive from you on applications or other forms;
     Information about your transactions with us, our affiliates, or others; and Information we receive from non-affiliated third parties, including consumer reporting agencies.

"Nonpublic personal information" is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

WHAT INFORMATION IS DISCLOSED, AND TO WHOM IS IT DISCLOSED?

We do not disclose any nonpublic personal information about you to either our "affiliates" or non-affiliates without your express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements.

"Our affiliates" are companies with which we share common ownership and which offer life and health insurance and pension and savings products.

WHAT ARE OUR SECURITY PROCEDURES?

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

TO WHICH COMPANIES DOES THIS NOTICE APPLY?

This Notice applies to Diversified Investment Advisors, Inc., Diversified Investors Securities Corp., Diversified Investors Funds Groups, and Transamerica Financial Life Insurance Company (TFLIC), 4 Manhattanville Road, Purchase, New York 10577.




Not part of the prospectus

Prospectus

                   THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP
            THE DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS

                     Diversified Investment Advisors, Inc.,
                               investment adviser

MONEY MARKET FUND
Diversified Institutional Money Market Fund

BOND FUNDS
Diversified Institutional High Quality Bond Fund
Diversified Institutional Intermediate Government Bond Fund
Diversified Institutional Core Bond Fund
Diversified Institutional High Yield Bond Fund

BALANCED FUND
Diversified Institutional Balanced Fund

STOCK FUNDS
Diversified Institutional Stock Index Fund
Diversified Institutional Value & Income Fund
Diversified Institutional Growth & Income Fund
Diversified Institutional Equity Growth Fund
Diversified Institutional Mid-Cap Value Fund
Diversified Institutional Mid-Cap Growth Fund
Diversified Institutional Small-Cap Value Fund
Diversified Institutional Special Equity Fund
Diversified Institutional Small-Cap Growth Fund
Diversified Institutional Aggressive Equity Fund
Diversified Institutional International Equity Fund

STRATEGIC ALLOCATION FUNDS
Institutional Short Horizon Strategic Allocation Fund
Institutional Short/Intermediate Horizon Strategic Allocation Fund Institutional Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate/Long Horizon Strategic Allocation Fund
Institutional Long Horizon Strategic Allocation Fund

The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. You may choose to allocate your investment among the Stock, Bond and Money Market Funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in a
Strategic Allocation Fund. The Strategic Allocation Funds invest in combinations of the other Funds determined by Diversified Investment Advisors. No Fund, by itself, is a complete investment program.

                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
          or passed upon the adequacy or accuracy of this prospectus, and any representation to the contrary
                             is a criminal offense.

May 1, 2004

                     (This page intentionally left blank.)

TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Funds at a Glance.......................................  2
     Money Market Fund......................................  2
     Bond Funds.............................................  5
     Balanced Fund..........................................  13
     Stock Funds............................................  17
     Strategic Allocation Funds.............................  34
Shareholder Services........................................  44
     How to Reach the Funds.................................  44
     How to Purchase Shares.................................  44
     How the Price of Your Shares is Calculated.............  45
     How to Sell Shares.....................................  45
     Shareholder Services and Policies......................  46
Dividends and Distributions.................................  47
Tax Matters.................................................  47
Management..................................................  48
More About the Funds........................................  54
     Money Market Fund......................................  55
     Bond Funds.............................................  55
     Balanced Fund..........................................  58
     Stock Funds............................................  59
     Strategic Allocation Funds.............................  62
     More About Risks.......................................  63
General Information.........................................  67
Appendix A -- Strategic Allocation Funds....................  A-1
Appendix B -- Instructions for Purchases and Sales from the
  Distributor...............................................  B-1

THE FUNDS AT A GLANCE
                                                               MONEY MARKET FUND

DIVERSIFIED INSTITUTIONAL MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are low, as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund's income.

     - The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

     - If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.

     -  The bar chart shows changes in the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

MONEY MARKET FUND
TOTAL RETURN
(per calendar year)
2001 - 2003
[TOTAL RETURN BAR CHART]

                                                              DIVERSIFIED INSTITUTIONAL MONEY MARKET FUND
                                                              -------------------------------------------
2001                                                                             3.84
2002                                                                             1.48
2003                                                                             0.88

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             1.37%             March 31, 2001
-----------------------------------------------------------------
      Lowest              0.18%           December 31, 2003
-----------------------------------------------------------------

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------
                                           Since Inception
                         1 Year             September 2000
-----------------------------------------------------------------
 Money Market Fund         0.88%                2.46%
-----------------------------------------------------------------
     Citigroup
      3-Month
   T-Bill Index            1.07%                2.68%
-----------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE MONEY MARKET FUND.


    ---------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    ---------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                    None
    ---------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                                None
    ---------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
    ---------------------------------------------------------------------------------
     Redemption Fee                                                      None
    ---------------------------------------------------------------------------------
     Exchange Fee                                                        None
    ---------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    ---------------------------------------------------------------------------------
     Advisory Fee                                                       0.25%
    ---------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                          0.25%
    ---------------------------------------------------------------------------------
     Other Expenses
    ---------------------------------------------------------------------------------
           Administrative Services Fee                                  0.05%
    ---------------------------------------------------------------------------------
           Miscellaneous Expenses                                       0.07%
    ---------------------------------------------------------------------------------
     Total Other Expenses                                               0.12%
    ---------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                               0.62%
    ---------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                         0.12%
    ---------------------------------------------------------------------------------
     NET EXPENSES                                                       0.50%
    ---------------------------------------------------------------------------------

   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Fund's expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:

     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:

     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  -----------------------------------------------------------------------
       1 YEAR            3 YEARS           5 YEARS          10 YEARS
  -----------------------------------------------------------------------
         $51              $160              $280              $628
  -----------------------------------------------------------------------

                                                                      BOND FUNDS

DIVERSIFIED INSTITUTIONAL HIGH QUALITY BOND FUND
DIVERSIFIED INSTITUTIONAL INTERMEDIATE GOVERNMENT BOND FUND
DIVERSIFIED INSTITUTIONAL CORE BOND FUND
DIVERSIFIED INSTITUTIONAL HIGH YIELD BOND FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

HIGH QUALITY BOND FUND              The Fund's goal is to provide a high
                                    risk-adjusted return while focusing on the preservation of capital.

INTERMEDIATE GOVERNMENT BOND FUND   The Fund's goal is to provide as high a
                                    level of current income as is consistent with the preservation of capital.

CORE BOND FUND                      The Fund's goal is to achieve maximum total
                                    return.

HIGH YIELD BOND FUND                The Fund's goal is to provide a high level
                                    of current income.

MAIN INVESTMENT STRATEGIES

HIGH QUALITY BOND FUND

The High Quality Bond Fund invests primarily in a diverse portfolio of high quality bonds and other debt securities with short and intermediate maturities. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The Fund considers securities rated BBB- or better by Standard & Poor's or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality.

The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances.

INTERMEDIATE GOVERNMENT BOND FUND

The Intermediate Government Bond Fund invests primarily in U.S. government bonds and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 80% of its net assets in government bonds and related investments.

The Fund's dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Fund may invest in securities with maturities of as much as thirty years.

CORE BOND FUND

The Core Bond Fund invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities) The Fund also invests in securities of foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.

The Fund's dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances.

HIGH YIELD BOND FUND

The High Yield Bond Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.

ALL BOND FUNDS

Each of the Bond Funds may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund includes that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of certain securities held by the Funds, particularly those held by the High-Yield Bond Fund, may be quite volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not are guaranteed by the U.S. government.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     - PORTFOLIO SELECTION. The advisers of the Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Fund may lose money, or their investment in a Fund may not do as well as investments in other fixed income funds. In addition, the advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in one of these Funds may lose money.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.


     - PORTFOLIO TURNOVER. The Core Bond and Intermediate Government Bond Funds had annual portfolio turnover rates in 2003 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities which may increase a Fund's expenses and affect performance.


Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Bond Funds if you are seeking current income (or, for the Core Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). You should not invest in the Bond Funds to provide for short-term financial needs or to play short-term swings on the stock or bond market. Consider the HIGH QUALITY BOND FUND if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the INTERMEDIATE GOVERNMENT BOND FUND if you are seeking a higher yield than a money market fund and more price stability than a lower quality or longer-term bond fund. This Fund offers an added measure of protection against credit risk with its focus on U.S. government securities. Consider the CORE BOND FUND if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Funds, and how the Funds' returns have varied over time.

     -  The bar chart shows changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar chart, and how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

HIGH QUALITY BOND FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[HIGH QUALITY BOND FUND BAR CHART]

2001                                                                             8.05%
2002                                                                             6.03%
2003                                                                             2.04%

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            3.47%            September 30, 2001
-----------------------------------------------------------------
      Lowest             0.07%            December 31, 2003
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2000
--------------------------------------------------------------
    High Quality
     Bond Fund              2.04%                5.88%
--------------------------------------------------------------
   Merrill Lynch
      1-3 Year
   Treasury Index           1.90%                5.81%
--------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[INTERMEDIATE GOVERNMENT BOND FUND BAR CHART]

2001                                                            6.66%
2002                                                            8.05%
2003                                                            1.33%


-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.77%           September 30, 2001
-----------------------------------------------------------------
      Lowest             -0.34%           December 31, 2001
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2000
--------------------------------------------------------------
    Intermediate
Government Bond Fund         1.33%                6.00%
--------------------------------------------------------------
    Lehman Bros.
 Intermediate Gov.
     Bond Index              2.29%                7.56%
--------------------------------------------------------------

CORE BOND FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[CORE BOND FUND BAR CHART]

2001                                                                             6.67%
2002                                                                             9.00%
2003                                                                             4.36%

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.70%           September 30, 2001
-----------------------------------------------------------------
      Lowest             -0.22%             June 30, 2001
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2003
--------------------------------------------------------------
   Core Bond Fund            4.36%                7.44%
--------------------------------------------------------------
    Lehman Bros.
Aggregate Bond Index         4.10%                8.32%
--------------------------------------------------------------

HIGH YIELD BOND FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[HIGH-YIELD BOND FUND CHART]

2001                                                        4.93
2002                                                        1.91
2003                                                       27.65

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             9.32%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -3.44%           September 30, 2001
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2000
--------------------------------------------------------------
     High Yield
     Bond Fund              27.65%                8.06%
--------------------------------------------------------------
 Merrill Lynch High
  Yield Master II
       Index                28.15%                6.66%
--------------------------------------------------------------
    CSFB Global
     High Yield
       Index*               27.93%                8.50%
--------------------------------------------------------------

* The High Yield Bond Fund previously compared its returns to the CSFB Global High Yield Index. Effective May 1, 2003, the Fund uses the Merrill Lynch High Yield Masters II Index as its benchmark, because it believes this Index more accurately reflects the high-yield market.

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BOND FUNDS.

    -----------------------------------------------------------------------------------------------------------------------
                                                                   INTERMEDIATE
          SHAREHOLDER FEES (FEES PAID          HIGH QUALITY         GOVERNMENT             CORE             HIGH YIELD
        DIRECTLY FROM YOUR INVESTMENT)           BOND FUND           BOND FUND           BOND FUND           BOND FUND
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases                                      None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)           None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                           None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Redemption Fee                                 None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     Exchange Fee                                   None                None                None                None
    -----------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets) as
     a % of average net assets(1)
    -----------------------------------------------------------------------------------------------------------------------
     Advisory Fee                                   0.35%               0.35%               0.35%               0.55%
    -----------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                      0.25%               0.25%               0.25%               0.25%
    -----------------------------------------------------------------------------------------------------------------------
     Other Expenses
          Administrative Services Fee               0.05%               0.05%               0.05%               0.05%
    -----------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                    0.10%               0.29%               0.09%               0.22%
    -----------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                           0.15%               0.34%               0.14%               0.27%
    -----------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES                             0.75%               0.94%               0.74%               1.07%
    -----------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(2)                               0.10%               0.29%               0.09%               0.22%
    -----------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                   0.65%               0.65%               0.65%               0.85%
    -----------------------------------------------------------------------------------------------------------------------

   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:

     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:

     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
                                                   INTERMEDIATE
                            HIGH QUALITY            GOVERNMENT                CORE                HIGH YIELD
                             BOND FUND              BOND FUND              BOND FUND              BOND FUND
------------------------------------------------------------------------------------------------------------------
        1 year                  $66                    $66                    $66                    $87
------------------------------------------------------------------------------------------------------------------
       3 years                  $208                   $208                   $208                   $271
------------------------------------------------------------------------------------------------------------------
       5 years                  $362                   $362                   $362                   $471
------------------------------------------------------------------------------------------------------------------
       10 years                 $810                   $810                   $810                  $1,049
------------------------------------------------------------------------------------------------------------------

                                                                   BALANCED FUND

DIVERSIFIED INSTITUTIONAL BALANCED FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BALANCED FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

MAIN INVESTMENT STRATEGIES

The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets. The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities.

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Fund's share price to go down. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the Euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

        The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. Certain of these markets, such as Argentina, have recently experienced significant turmoil.

     - PORTFOLIO SELECTION. The advisers of the Fund may fail to pick stocks that outperform the market or that do as well as the market. In addition, the advisers may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in the Fund may lose money or their investment in the Fund may not do as well as investments in other balanced funds.

     - DERIVATIVES. The Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - PORTFOLIO TURNOVER. The Fund had an annual portfolio turnover rate in 2003 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities which may increase the Fund's expenses and affect performance.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds. You should not invest in the Balanced Fund to provide for short-term financial needs or to play short-term swings in the bond markets.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.

     -  The bar chart shows changes in the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

BALANCED FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[BALANCED FUND BAR CHART]

2001                                                                             -5.48%
2002                                                                            -10.28%
2003                                                                             17.40%

-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest              9.59%            June 30, 2003
-----------------------------------------------------------------
      Lowest              -8.92%          September 30, 2002
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2000
--------------------------------------------------------------
   Balanced Fund             17.40%               -2.36%
--------------------------------------------------------------
   S&P 500 Index             28.69%               -7.50%
--------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index               4.10%                8.32%
--------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BALANCED FUND.


    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                      None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                                  None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None
    --------------------------------------------------------------------------------
     Redemption Fee                                                        None
    --------------------------------------------------------------------------------
     Exchange Fee                                                          None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                         0.45%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                            0.25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
           Administrative Services Fee                                    0.05%
    --------------------------------------------------------------------------------
           Miscellaneous Expenses                                         0.26%
    --------------------------------------------------------------------------------
     Total Other Expenses                                                 0.31%
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.01%
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                           0.26%
    --------------------------------------------------------------------------------
     NET EXPENSES                                                         0.75%
    --------------------------------------------------------------------------------

   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Fund's expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  -----------------------------------------------------------------------
       1 YEAR            3 YEARS           5 YEARS          10 YEARS
  -----------------------------------------------------------------------
         $77              $240              $417              $930
  -----------------------------------------------------------------------

                                                                     STOCK FUNDS

                                                   DIVERSIFIED INSTITUTIONAL SMALL-CAP VALUE FUND
DIVERSIFIED INSTITUTIONAL STOCK INDEX FUND         DIVERSIFIED INSTITUTIONAL SPECIAL EQUITY FUND
DIVERSIFIED INSTITUTIONAL VALUE & INCOME FUND      DIVERSIFIED INSTITUTIONAL SMALL-CAP GROWTH FUND
DIVERSIFIED INSTITUTIONAL GROWTH & INCOME FUND     DIVERSIFIED INSTITUTIONAL AGGRESSIVE EQUITY
DIVERSIFIED INSTITUTIONAL EQUITY GROWTH FUND       FUND
DIVERSIFIED INSTITUTIONAL MID-CAP VALUE FUND       DIVERSIFIED INSTITUTIONAL INTERNATIONAL EQUITY
DIVERSIFIED INSTITUTIONAL MID-CAP GROWTH FUND      FUND

THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

STOCK INDEX FUND                    The Fund's goal is to match the performance
                                    of the Standard & Poor's 500 Composite Stock
                                    Price Index.

VALUE & INCOME FUND                 The Fund's goal is to provide a high level
                                    of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

GROWTH & INCOME FUND                The Fund's goal is to provide capital
                                    appreciation and current income.

EQUITY GROWTH FUND                  The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

MID-CAP VALUE FUND                  The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

MID-CAP GROWTH FUND                 The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

SMALL-CAP VALUE FUND                The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

SPECIAL EQUITY FUND                 The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

SMALL-CAP GROWTH FUND               The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

AGGRESSIVE EQUITY FUND              The Fund's goal is to provide a high level
                                    of capital appreciation primarily through investing in a diversified portfolio of common stocks.

INTERNATIONAL EQUITY FUND           The Fund's goal is to provide a high level
                                    of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

MAIN INVESTMENT STRATEGIES

STOCK INDEX FUND

The Stock Index Fund invests substantially all of its net assets (at least 90% under normal conditions) in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index(1) and related investments. The S&P 500 Index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. In attempting to match the return of the S&P 500 Index, the Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. The Fund may invest no more than 10% of its assets under normal market conditions in cash and high quality money market instruments. The Fund may also use various investment techniques such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities.

VALUE & INCOME FUND

The Value & Income Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

GROWTH & INCOME FUND

The Growth & Income Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

EQUITY GROWTH FUND

The Equity Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to try to control the volatility often associated with growth funds. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

MID-CAP VALUE FUND

The Mid-Cap Value Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers companies with market capitalizations between $2 billion and $12 billion to be medium sized companies.

---------------

(1) Standard & Poor's does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund or the Fund's advisers. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

MID-CAP GROWTH FUND

The Mid-Cap Growth Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers companies with market capitalizations between $2 billion and $15 billion to be medium sized companies.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

SMALL-CAP VALUE FUND

The Small-Cap Value Fund invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers companies with market capitalizations of less than $2 billion to have small market capitalizations.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

SPECIAL EQUITY FUND

The Special Equity Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund's expenses.

SMALL-CAP GROWTH FUND

The Small-Cap Growth Fund invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers companies with market capitalizations of less than $2 billion to have small market capitalizations.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

AGGRESSIVE EQUITY FUND

The Aggressive Equity Fund invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund's expenses.

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth.

ALL STOCK FUNDS

Each of the Stock Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.

     - MID-CAP COMPANIES. The securities of mid-cap companies may have more volatile share prices than those of larger, more seasoned companies. Securities issued by mid-cap companies are likely to be more sensitive to changes in earnings results and investor expectations, experience sharper swings in market values, be more adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate, than equity securities issued by larger companies. Mid-cap companies also may have more limited product lines, capital resources and management depth than larger companies.

     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Growth & Income, Equity Growth, Mid-Cap

        Growth, Small-Cap Growth and Aggressive Equity Funds are particularly susceptible to the risks of growth investing.


     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Value & Income, Mid-Cap Value and Small-Cap Value Funds are particularly susceptible to the risks of value investing.


     - PORTFOLIO SELECTION. The success of the investment strategy of the Growth & Income, Equity Growth, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in these Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


        The success of a Fund using a value approach, such as the Value & Income, Mid-Cap Value and Small-Cap Value Funds, depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.



     - SMALLER COMPANIES. The securities of smaller and medium capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap and mid-cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments in the Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth and Special Equity Funds are likely to be particularly susceptible to the risks of small-cap and mid-cap companies.


     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the Euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

        The International Equity Fund may invest up to 10% of its assets in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. Certain of these markets, such as Argentina, have recently experienced significant turmoil.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PORTFOLIO TURNOVER. The Special Equity and Aggressive Equity Funds are actively managed, and their portfolio managers may trade securities frequently, resulting, from time to time, in annual portfolio turnover rates of over 100%. In addition, the Growth & Income, Mid-Cap Value, Mid-Cap Growth and Special Equity Funds had annual portfolio turnover rates in 2003 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities which may increase a Fund's expenses and affect performance.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. Consider the STOCK INDEX FUND if you wish to keep investment expenses lower while seeking to participate in the long term growth potential of U.S. large capitalization stocks. Consider the VALUE & INCOME, MID-CAP VALUE and SMALL-CAP VALUE FUNDS if you are seeking capital appreciation with an income component to temper volatility. Consider the GROWTH & INCOME, EQUITY GROWTH, MID-CAP GROWTH, SPECIAL EQUITY, SMALL-CAP GROWTH, AGGRESSIVE EQUITY and INTERNATIONAL EQUITY FUNDS if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. You should not invest in the Stock Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. The Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Special Equity and Small-Cap Growth Funds emphasize securities of small to medium size companies, and, as a result, these Funds may be particularly volatile.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

STOCK INDEX FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[STOCK INDEX FUND BAR CHART]

2001                                                                            -12.19%
2002                                                                            -22.31%
2003                                                                             28.12%

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             15.16%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -17.31%          September 30, 2002
-----------------------------------------------------------------

------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
------------------------------------------------------------------------------------
                                                             Since Inception
                                       1 Year                September 2000
------------------------------------------------------------------------------------
       Stock Index Fund                 28.12%                    -7.78%
------------------------------------------------------------------------------------
         S&P 500 Index                  28.69%                    -7.50%
------------------------------------------------------------------------------------

VALUE & INCOME FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[VALUE & INCOME FUND BAR CHART]

2001                                                                             -2.18%
2002                                                                            -15.56%
2003                                                                             26.21%

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             13.76%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -19.16%          September 30, 2002
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2000
--------------------------------------------------------------
Value & Income Fund          26.21%                4.01%
--------------------------------------------------------------
   S&P 500 Index             28.69%               -7.50%
--------------------------------------------------------------
 Russell 1000 Value
       Index                 30.03%                2.45%
--------------------------------------------------------------

GROWTH & INCOME FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[GROWTH & INCOME FUND BAR CHART]

2001                                                                  -22.84%
2002                                                                  -22.75%
2003                                                                   23.81%

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             12.54%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -20.54%            March 31, 2001
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2000
--------------------------------------------------------------
Growth & Income Fund         23.81%              -14.82%
--------------------------------------------------------------
   S&P 500 Index             28.69%               -7.50%
--------------------------------------------------------------

EQUITY GROWTH FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[EQUITY GROWTH FUND BAR CHART]

2001                                                                            -20.40%
2002                                                                            -23.73%
2003                                                                             26.12%

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             12.38%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -19.72%            March 31, 2001
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2000
--------------------------------------------------------------
 Equity Growth Fund          26.12%              -13.50%
--------------------------------------------------------------
   S&P 500 Index             28.69%               -7.50%
--------------------------------------------------------------
Russell 1000 Growth
       Index                 29.75%               17.33%
--------------------------------------------------------------

MID-CAP VALUE FUND

TOTAL RETURN
(per calendar year)
2002 - 2003
[MID CAP VALUE FUND BAR CHART]

                                                                          MID-CAP VALUE FUND
                                                                          ------------------
2002                                                                            -15.37
2003                                                                             41.36

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             17.53%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -15.60%          September 30, 2002
-----------------------------------------------------------------


----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
----------------------------------------------------------------
                                              Since Inception
                               1 Year           October 2001
----------------------------------------------------------------
   Mid-Cap Value Fund           41.36%             17.14%
----------------------------------------------------------------
  Russell Mid Cap Value
          Index                 38.07%             16.04%
----------------------------------------------------------------

MID-CAP GROWTH FUND

TOTAL RETURN
(per calendar year)
2002 - 2003
[MID CAP GROWTH FUND BAR CHART]

                                                                          MID-CAP GROWTH FUND
                                                                          -------------------
2002                                                                            -25.49
2003                                                                             26.72

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             12.84%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -15.68%            June 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
-----------------------------------------------------------------
                                              Since Inception
                               1 Year          November 2001
-----------------------------------------------------------------
   Mid-Cap Growth Fund          26.72%              -1.07%
-----------------------------------------------------------------
 Russell Mid Cap Growth
          Index                 42.71%               8.41%
-----------------------------------------------------------------

SMALL-CAP VALUE FUND


The Fund was organized on January 23, 2003 and does not have a full calendar year of investment returns at the date of this prospectus.


SPECIAL EQUITY FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[SPECIAL EQUITY FUND BAR CHART]

                                                                          SPECIAL EQUITY FUND
                                                                          -------------------
2001                                                                             -3.30
2002                                                                            -24.60
2003                                                                             43.66

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             20.22%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -21.72%          September 30, 2001
-----------------------------------------------------------------

----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
----------------------------------------------------------------
                                              Since Inception
                               1 Year          September 2000
----------------------------------------------------------------
   Special Equity Fund          43.66%              -2.05%
----------------------------------------------------------------
      S&P 500 Index             28.69%              -7.50%
----------------------------------------------------------------
   Russell 2000 Index           47.25%               2.46%
----------------------------------------------------------------

SMALL-CAP GROWTH FUND


The Fund was organized on May 29, 2003 and does not have a full calendar year of investment returns at the date of this prospectus.

AGGRESSIVE EQUITY FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[AGGRESSIVE EQUITY FUND BAR CHART]

                                                                           STOCK INDEX FUND
                                                                           ----------------
2001                                                                            -32.11
2002                                                                            -26.74
2003                                                                             28.04

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             17.82%          December 31, 2001
-----------------------------------------------------------------
      Lowest             -29.61%            March 31, 2001
-----------------------------------------------------------------

----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
----------------------------------------------------------------
                                              Since Inception
                              1 Year           September 2000
----------------------------------------------------------------
Aggressive Equity Fund         28.04%              -20.78%
----------------------------------------------------------------
    S&P 500 Index              28.69%               -7.50%
----------------------------------------------------------------
 Russell 2000 Growth
        Index                  48.54%               -9.65%
----------------------------------------------------------------

INTERNATIONAL EQUITY FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[INTERNATIONAL EQUITY FUND BAR CHART]

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
2001                                                                            -18.88
2002                                                                            -17.16
2003                                                                             33.29

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             17.24%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -20.13%          September 30, 2002
-----------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                            Since Inception
                            1 Year           September 2000
--------------------------------------------------------------
International Equity
        Fund                 33.29%               -7.72%
--------------------------------------------------------------
  MSCI World EX-US
       Index                 40.01%               -4.64%
--------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STOCK FUNDS.

  ------------------------------------------------------------------------------------------------------------------
            SHAREHOLDER FEES (FEES                         VALUE &    GROWTH &     EQUITY      MID-CAP     MID-CAP
           PAID DIRECTLY FROM YOUR           STOCK INDEX   INCOME      INCOME      GROWTH       VALUE      GROWTH
                 INVESTMENT)                    FUND        FUND        FUND        FUND        FUND        FUND
  ------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on
   Purchases                                     None        None        None        None        None        None
  ------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)          None        None        None        None        None        None
  ------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends                          None        None        None        None        None        None
  ------------------------------------------------------------------------------------------------------------------
   Redemption Fee                                None        None        None        None        None        None
  ------------------------------------------------------------------------------------------------------------------
   Exchange Fee                                  None        None        None        None        None        None
  ------------------------------------------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES (expenses
   that are deducted from Fund assets) as a
   % of average net assets(1)
  ------------------------------------------------------------------------------------------------------------------
   Advisory Fee                                   (2)       0.45%       0.60%       0.62%       0.67%       0.72%
  ------------------------------------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                    0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
  ------------------------------------------------------------------------------------------------------------------
   Other Expenses
  ------------------------------------------------------------------------------------------------------------------
        Administrative Services Fee             0.10%       0.05%       0.05%       0.05%       0.05%       0.05%
  ------------------------------------------------------------------------------------------------------------------
        Miscellaneous Expenses                  0.04%       0.07%       0.11%       0.06%       0.26%       0.25%
  ------------------------------------------------------------------------------------------------------------------
   Total Other Expenses                         0.04%       0.12%       0.16%       0.11%       0.31%       0.30%
  ------------------------------------------------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES         0.39%       0.82%       1.01%       0.98%       1.23%       1.27%
  ------------------------------------------------------------------------------------------------------------------
   Fee Waiver and/or Expense
   Reimbursement(3)                             0.09%       0.07%       0.11%       0.08%       0.33%       0.32%
  ------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                                 0.30%       0.75%       0.90%       0.90%       0.90%       0.95%
  ------------------------------------------------------------------------------------------------------------------

   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) Advisory fees of the Fund are included in the Administrative Services Fee for the Fund.
   (3) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

    ----------------------------------------------------------------------------------------------------------------------
                                                                           SMALL-CAP        AGGRESSIVE
       SHAREHOLDER FEES (FEES PAID       SMALL-CAP      SPECIAL EQUITY       GROWTH           EQUITY       INTERNATIONAL
     DIRECTLY FROM YOUR INVESTMENT)      VALUE FUND          FUND             FUND             FUND         EQUITY FUND
    ----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Purchases                   None             None             None              None            None
    ----------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge
     (Load)                                 None             None             None              None            None
    ----------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends        None             None             None              None            None
    ----------------------------------------------------------------------------------------------------------------------
     Redemption Fee                         None             None             None              None            None
    ----------------------------------------------------------------------------------------------------------------------
     Exchange Fee                           None             None             None              None            None
    ----------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from
     Fund assets) as a % of average
     net assets(1)
    ----------------------------------------------------------------------------------------------------------------------
     Advisory Fee                          0.82%            0.80%            0.87%             0.97%           0.75%
    ----------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees             0.25%            0.25%            0.25%             0.25%           0.25%
    ----------------------------------------------------------------------------------------------------------------------
     Other Expenses
    ----------------------------------------------------------------------------------------------------------------------
          Administrative Services Fee      0.05%            0.05%            0.05%             0.05%           0.05%
    ----------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses           1.28%            0.11%            1.65%              0.31%          0.17%
    ----------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                  1.33%            0.16%            1.70%             0.36%           0.22%
    ----------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING
     EXPENSES                              2.40%            1.21%            2.82%             1.58%           1.22%
    ----------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(2)                      1.30%            0.11%            1.67%             0.33%           0.07%
    ----------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                          1.10%            1.10%            1.15%             1.25%           1.15%
    ----------------------------------------------------------------------------------------------------------------------

   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  -----------------------------------------------------------------------------------------------------------------------------
                                                                            SMALL-           SMALL-
                        STOCK  VALUE &  GROWTH &  EQUITY  MID-CAP  MID-CAP    CAP   SPECIAL    CAP   AGGRESSIVE
                        INDEX   INCOME   INCOME   GROWTH   VALUE    GROWTH   VALUE   EQUITY  GROWTH    EQUITY    INTERNATIONAL
                         FUND    FUND     FUND     FUND     FUND     FUND    FUND     FUND    FUND      FUND      EQUITY FUND
  -----------------------------------------------------------------------------------------------------------------------------
         1 year          $ 31    $ 77     $  92    $  92   $  92    $  97   $  112   $ 112   $  117     $ 127        $ 117
  -----------------------------------------------------------------------------------------------------------------------------
         3 years         $ 97    $240     $ 287    $ 287   $ 287    $ 303    $ 350   $ 350    $ 365     $ 397        $ 365
  -----------------------------------------------------------------------------------------------------------------------------
         5 years         $169    $417     $ 498    $ 498   $ 498    $ 525    $ 606   $ 606    $ 633     $ 686        $ 633
  -----------------------------------------------------------------------------------------------------------------------------
        10 years         $381    $930    $1,108   $1,108   $1,108   $1,166  $1,340   $1,340  $1,398    $1,511        $1,398
  -----------------------------------------------------------------------------------------------------------------------------

                                                      STRATEGIC ALLOCATION FUNDS

INSTITUTIONAL SHORT HORIZON STRATEGIC ALLOCATION FUND
INSTITUTIONAL SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND INSTITUTIONAL INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INSTITUTIONAL INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND
INSTITUTIONAL LONG HORIZON STRATEGIC ALLOCATION FUND

THIS SUMMARY BRIEFLY DESCRIBES EACH OF THE STRATEGIC ALLOCATION FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

SHORT HORIZON STRATEGIC ALLOCATION
FUND The Fund's goal is to provide a high level of income and preservation of capital.

SHORT/INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve reasonable
                                    returns with considerably less than average volatility as compared to other balanced funds.

INTERMEDIATE HORIZON STRATEGIC
ALLOCATION FUND                     The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

INTERMEDIATE/LONG HORIZON STRATEGIC
ALLOCATION FUND                     The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

LONG HORIZON STRATEGIC ALLOCATION
FUND The Fund's goal is to provide long-term returns from growth of capital and growth of income.

MAIN INVESTMENT STRATEGIES

The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds (other than the Intermediate Government Bond Fund, the Balanced Fund, the Stock Index Fund and the Aggressive Equity Fund) described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.

The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. In attempting to respond to adverse market, political or other conditions, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For more information on allocations to the underlying Funds, see Appendix A.

--------------------------------------------------------------------------------------------------
                                                               NORMAL APPROXIMATE ALLOCATIONS
--------------------------------------------------------------------------------------------------
                                                          BOND FUNDS STOCK FUNDS MONEY MARKET FUND
--------------------------------------------------------------------------------------------------
  SHORT HORIZON                                              90%        10%        less than 1%
--------------------------------------------------------------------------------------------------
  SHORT/INTERMEDIATE HORIZON                                 70%        30%        less than 1%
--------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                       50%        50%        less than 1%
--------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                  30%        70%        less than 1%
--------------------------------------------------------------------------------------------------
  LONG HORIZON                                               10%        90%        less than 1%
--------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer.

MAIN RISKS

Please remember that the risks of investing in each Strategic Allocation Fund depend on the underlying Funds in which the Strategic Allocation Fund invests and, in turn, on the securities that the underlying Funds hold and the investment strategies they use. For example, the Short Horizon and Short/ Intermediate Horizon Strategic Allocation Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Strategic Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Strategic Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Strategic Allocation Funds investing more of their assets in the Bond Funds.

The value of each Strategic Allocation Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

        It is also possible that the Funds will not perform as intended. For example, the Short Horizon Strategic Allocation Fund is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be the most volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Funds' share prices to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the underlying Funds, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the Euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of an underlying Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.

     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price decline further) or do not change. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

     - SMALLER COMPANIES. The securities of smaller and medium capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap and mid-cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile.

     - ALLOCATION AND PORTFOLIO SELECTION. The success of each Strategic Allocation Fund's investment strategy depends in part on the adviser's skill in identifying long term performance of and relationships between the Money Market, Bond and Stock Funds in which the Strategic Allocation Funds invest. The success of each Strategic Allocation Fund's strategy also depends on the skill of the advisers of the underlying Funds in assessing growth potential or credit quality of companies in which the Funds invest, or in predicting accurately the direction of interest rates or the repayment of certain debt obligations, or other factors. If the advisers are not successful, the investors in the Strategic Allocation Funds may lose money or their investment may not do as well as an investment in another asset allocation fund.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Strategic Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Strategic Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. Consider the SHORT HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Strategic Allocation Fund and less volatility than the other Strategic Allocation Funds. Consider the INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Strategic Allocation Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

SHORT HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[TOTAL RETURN SHORT HORIZON BAR CHART]

                                                                SHORT HORIZON STRATEGIC ALLOCATION FUND
                                                                ---------------------------------------
2001                                                                             5.78
2002                                                                             4.11
2003                                                                             6.95

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.40%             June 30, 2003
-----------------------------------------------------------------
      Lowest              0.09%             March 31, 2002
-----------------------------------------------------------------

---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
---------------------------------------------------------------------------------
                                                               Since Inception
                                               1 Year           September 2000
---------------------------------------------------------------------------------
        Short Horizon Strategic
            Allocation Fund                     6.95%                6.00%
---------------------------------------------------------------------------------
   Lehman Bros. Aggregate Bond Index            4.10%*               8.33%*
---------------------------------------------------------------------------------

* A combined index consisting of 27% Merrill Lynch 1-3 Year Treasury Index, 54% Lehman Brothers Aggregate Bond Index, 9% Merrill Lynch High Yield Master II Index, 9% Russell 3000 Index and 1% MSCI World EX-US Index had a one year return of 8.12% and a return of 6.31% for the period since the Fund's inception.

SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[TOTAL RETURN SHORT/INTERMEDIATE HORIZON BAR CHART]

                                                                 SHORT/INTERMEDIATE HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                 ------------------------------------
2001                                                                             0.58
2002                                                                            -2.00
2003                                                                            12.40

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             6.43%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -4.28%           September 30, 2002
-----------------------------------------------------------------

------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
------------------------------------------------------------------------------------
                                                                  Since Inception
                                                  1 Year           September 2000
-----------------------------------------------------------------
        Short/Intermediate Horizon
        Strategic Allocation Fund                  12.40%                3.07%
------------------------------------------------------------------------------------
              S&P 500 Index                        28.69%               -6.13%
------------------------------------------------------------------------------------
    Lehman Bros. Aggregate Bond Index               4.10%*               8.33%*
------------------------------------------------------------------------------------

* A combined index consisting of 21% Merrill Lynch 1-3 Year Treasury Index, 42% Lehman Brothers Aggregate Bond Index, 7% Merrill Lynch High Yield Master II Index, 25% Russell 3000 Index and 5% MSCI World EX-US Index had a one year return of 13.30% and a return of 3.93% for the period since the Fund's inception.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[TOTAL RETURN INTERMEDIATE HORIZON BAR CHART]

                                                               INTERMEDIATE HORIZON STRATEGIC ALLOCATION
                                                                                 FUND
                                                               -----------------------------------------
2001                                                                             -2.28
2002                                                                             -7.23
2003                                                                             16.39

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             8.52%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -8.14%           September 30, 2002
-----------------------------------------------------------------

---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2002)
---------------------------------------------------------------------------------
                                                               Since Inception
                                               1 Year           September 2000
---------------------------------------------------------------------------------
    Intermediate Horizon Strategic
            Allocation Fund                     16.39%                1.09%
---------------------------------------------------------------------------------
             S&P 500 Index                      28.69%*              -6.13%*
---------------------------------------------------------------------------------
        Lehman Bros. Aggregate
              Bond Index                         4.10%*               8.33%*
---------------------------------------------------------------------------------

* A combined index consisting of 15% Merrill Lynch 1-3 Year Treasury Index, 30% Lehman Brothers Aggregate Bond Index, 5% Merrill Lynch High Yield Master II Index, 42% Russell 3000 Index and 8% MSCI World EX-US Index had a one year return of 18.57% and a return of 1.42% for the period since the Fund's inception.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[TOTAL RETURN INTERMEDIATE/LONG HORIZON BAR CHART]

2001                                                        -6.79
2002                                                       -12.88
2003                                                        20.87

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             10.81%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -12.40%          September 30, 2002
-----------------------------------------------------------------

---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
---------------------------------------------------------------------------------
                                                               Since Inception
                                               1 Year           September 2000
---------------------------------------------------------------------------------
       Intermediate/Long Horizon
       Strategic Allocation Fund                20.87%               -1.64%
---------------------------------------------------------------------------------
             S&P 500 Index                      28.69%*              -6.13%*
---------------------------------------------------------------------------------

* A combined index consisting of 9% Merrill Lynch 1-3 Year Treasury Index, 18% Lehman Brothers Aggregate Bond Index, 3% Merrill Lynch High Yield Master II Index, 59% Russell 3000 Index and 11% MSCI World EX-US Index had a one year return of 24.00% and a return of -1.17% for the period since the Fund's inception.

LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2003
[TOTAL RETURN LONG HORIZON BAR CHART]

                                                                           STOCK INDEX FUND
                                                                           ----------------
2001                                                                            -12.06
2002                                                                            -19.38
2003                                                                             25.64

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             14.24%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -17.89%          September 30, 2002
-----------------------------------------------------------------

---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
---------------------------------------------------------------------------------
                                                               Since Inception
                                               1 Year           September 2000
---------------------------------------------------------------------------------
        Long Horizon Strategic
            Allocation Fund                     25.64%                5.20%
---------------------------------------------------------------------------------
             S&P 500 Index                      28.69%*              -6.13%*
---------------------------------------------------------------------------------

* A combined index that through April 30, 2003 consisted of 60% Russell 1000 Equity Index, 25% Russell 2000 Equity Index, and 15% MSCI Ex-US Equity Index. Effective May 1, 2003 the combined index consists of 3% Merrill Lynch 1-3 Year Treasury Index, 6% Lehman Brothers Aggregate Bond Index, 1% Merrill Lynch High Yield Master II Index, 76% Russell 3000 Index, and 14% MSCI EX-US Equity Index. The returns of these blended benchmarks have been linked and had a one year return of 29.68%, and a return of -5.77% for the period since the Fund's inception. The benchmark was changed to reflect a change effective May 1, 2003 in the portfolio's asset allocation targets.

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STRATEGIC ALLOCATION FUNDS.

    --------------------------------------------------------------------------------------------------------------------------
                                                                SHORT/
                                               SHORT         INTERMEDIATE     INTERMEDIATE    INTERMEDIATE/         LONG
                                              HORIZON          HORIZON          HORIZON        LONG HORIZON       HORIZON
                                             STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC
         SHAREHOLDER FEES (FEES PAID         ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
       DIRECTLY FROM YOUR INVESTMENT)           FUND             FUND             FUND             FUND             FUND
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)       None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Reinvested Dividends                    None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                             None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets) as
     a % of average net assets(1)
    --------------------------------------------------------------------------------------------------------------------------
     Advisory Fee                              0.10%            0.10%            0.10%            0.10%            0.10%
    --------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                  None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------------------------------------------------
           Administrative Services Fee          None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
           Miscellaneous Expenses               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES(2)                     0.10%            0.10%            0.10%            0.10%            0.10%
    --------------------------------------------------------------------------------------------------------------------------

   (1) Based on estimated expenses for the current fiscal year.

   (2) EACH STRATEGIC ALLOCATION FUND ALSO BEARS ITS PRO RATA SHARE OF THE FEES AND EXPENSES (INCLUDING ADVISORY AND RULE 12B-1 FEES) OF THE UNDERLYING FUNDS IN WHICH IT INVESTS AND THE INVESTMENT RETURNS FOR THE STRATEGIC ALLOCATION FUND WILL BE NET OF THE EXPENSES OF THE STRATEGIC ALLOCATION FUND AND THOSE UNDERLYING FUNDS. Based on the target allocation to the underlying Funds, the expected combined expense ratios of the applicable Strategic Allocation Fund and its underlying Funds are 0.79% for the Short Horizon Strategic Allocation Fund, 0.84% for the Short/Intermediate Horizon Strategic Allocation Fund, 0.89% for the Intermediate Horizon Strategic Allocation Fund, 0.94% for the Intermediate/Long Horizon Strategic Allocation Fund and 0.98% for the Long Horizon Strategic Allocation Fund. These target expense ratios are used to calculate the expenses a shareholder would incur as reflected in the example below.


EXAMPLE

The following example is intended to help you compare the cost of investing in a Strategic Allocation Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------------------------------
                                                   SHORT/
                                                INTERMEDIATE        INTERMEDIATE        INTERMEDIATE/
                            SHORT HORIZON          HORIZON             HORIZON          LONG HORIZON        LONG HORIZON
                              STRATEGIC           STRATEGIC           STRATEGIC           STRATEGIC           STRATEGIC
                             ALLOCATION          ALLOCATION          ALLOCATION          ALLOCATION          ALLOCATION
                                FUND                FUND                FUND                FUND                FUND
----------------------------------------------------------------------------------------------------------------------------
            1 year              $ 81               $   86              $   91              $   96              $  100
----------------------------------------------------------------------------------------------------------------------------
           3 years              $252               $  268              $  284              $  300              $  312
----------------------------------------------------------------------------------------------------------------------------
           5 years              $439               $  466              $  493              $  520              $  542
----------------------------------------------------------------------------------------------------------------------------
          10 years              $978               $1,037              $1,096              $1,155              $1,201
----------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.

                                                          HOW TO REACH THE FUNDS

BY TELEPHONE      Call toll free at (800) 926-0044

BY MAIL           The Diversified Investors Funds Group
                  (or The Diversified Investors Funds Group II)
                  4 Manhattanville Road
                  Purchase, New York 10577

                                                          HOW TO PURCHASE SHARES

Shares of the Funds are available to institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans and IRAs. Consult with your Service Agent and your tax and retirement advisers. If you are a participant in a plan, you should obtain the plan's conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the Distributor.

You may purchase shares in a Fund through the Distributor directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix B for information on purchases directly through the Distributor. See your plan administrator to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants should consult their plan administrator.

Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

The International Equity Fund has established new procedures concerning sales and purchases of shares of that Fund. These new procedures are designed to discourage large volume exchange activity by certain shareholders which has the potential to affect negatively the Fund and its other shareholders. Specifically, if a shareholder sells International Equity Fund shares (either through an exchange or a redemption), that shareholder may not be permitted to exchange shares back into the International Equity Fund for 90 days. This restriction on exchanges will not affect purchases of International Equity Fund shares through regular retirement plan contributions during any such 90 day period. In addition, The Diversified Investors Funds Group continues to reserve the right to modify or terminate the exchange privilege at any time with respect to any or all Funds.

                                      HOW THE PRICE OF YOUR SHARES IS CALCULATED

Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. No Fund calculates NAV on days when the New York Stock Exchange is closed. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

What is NAV?

NAV refers to a Fund's NET ASSET VALUE. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value procedures established by and under the supervision of the Trustees. Foreign securities are normally valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Each Fund may use fair value procedures approved by each Fund's Board of Trustees to price securities if it believes a significant event has occurred between the time at which market price is determined but prior to the time at which the Fund's NAV is calculated. (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated) A Fund that uses fair value procedures to price securities may value these securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures.

Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

                                                              HOW TO SELL SHARES

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Participants in a retirement plan should obtain redemption instructions from their plan administrator. If you purchased shares directly through the Distributor, see Appendix B for redemption instructions.

A signature guarantee is required for the following:

     - any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

     -  any redemption by mail if the proceeds are to be wired to a bank;

     -  any redemption request for more than $50,000; and

     -  requests to transfer registration of shares to another owner.

At the Funds' discretion, signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

                                               SHAREHOLDER SERVICES AND POLICIES

EXCHANGES

On any business day you may exchange all or a portion of your shares in a fund for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under "How to Sell Shares." Plan participants should contact their plan administrator. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the Distributor. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.

TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account contact your plan administrator or call
(800) 926-0044 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator or call (800) 926-0044. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

TAXES ON DISTRIBUTIONS

Taxable investors normally will have to pay federal income taxes on distributions from a Fund, even though the distributions are reinvested in additional shares. Distributions from net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) ordinarily will be taxable as long-term capital gains. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. Other distributions, including net short term capital gain, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

TAXES ON SALES OR EXCHANGES

If you are otherwise subject to federal income taxes, any time you sell or exchange shares the sale or exchange is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions or exchanges of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, taxable investors who buy shares in a Fund just before the Fund makes a distribution, may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds (except for redemption proceeds from Diversified Institutional Money Market Fund) and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States.

MANAGEMENT
                                                             INVESTMENT ADVISERS

FUNDS OTHER THAN THE STOCK INDEX FUND

Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds (called Portfolios) in which these Funds invest. Diversified also advises the Stock Index Fund and each Strategic Allocation Fund. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group.

Diversified has selected subadvisers for each Portfolio. Diversified provides general supervision of the subadvisers and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below; see "Subadvisers."

Diversified Investors Portfolios have obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified. Investors in all of the Portfolios (including the applicable Funds) have approved the exemptive order.

STOCK INDEX FUND

Diversified is the investment adviser of the Stock Index Fund, providing general supervision of the Fund's investment in its underlying Portfolio, subject to policies set by the Trustees.

Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors was formed in October, 1996 and is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. The principal business address of Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, California 94105.

                                                                     SUBADVISERS

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.

MONEY MARKET FUND

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The principal business address of Capital Management Group is 1740 Broadway, New York, New York 10019.

David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

INTERMEDIATE GOVERNMENT BOND FUND

Allegiance Investment Management, L.L.C.
Stephens Capital Management

Allegiance Investment Management, L.L.C. Allegiance was formed in 2001. Its predecessor, Allegiance Capital, Inc., was formed in 1988. 100% of Allegiance Capital, Inc's. assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002. The principal business address of Allegiance is 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.

Bill Mawhorter, Managing Director, Chairman and Chief Investment Officer of Allegiance, is responsible for the day-to-day supervision of the Intermediate Government Bond Fund on behalf of Allegiance. Mr. Mawhorter has been a portfolio manager with Allegiance since 1988.

Stephens Capital Management ("SCM"). SCM was formed in 1982 and has been a registered investment adviser since 1982. The principal business address of SCM is 111 Center Street, Little Rock, Arkansas 72203.

William L. Tedford, Executive Vice President of Stephens, Inc., is responsible for the day-to-day supervision of the Intermediate Government Bond Fund on behalf of SCM. Mr. Tedford has been employed with Stephens, Inc. since 1966.

CORE BOND FUND

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

HIGH QUALITY BOND FUND

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.

HIGH YIELD BOND FUND

Eaton Vance Management. Eaton Vance Corp. is the direct owner of Eaton Vance Management which has been a registered investment adviser since October 30, 1990. The principal business address of Eaton Vance is 255 State Street, Boston, Massachusetts 02109.

Linda Carter, Vice President, Portfolio Manager and Senior Fixed Income Analyst, and Michael W. Weilheimer, Director of High Yield Fixed Income, Vice President and Portfolio Manager, are responsible for the day-to-day supervision of management of the High Yield Bond Fund. Ms. Carter has been with Eaton Vance Management for more than five years and has held the following positions: Vice President, John Hancock Advisers; Senior Investment Officer, Allmerica Financial; Investment Analyst, United Business Services. Mr. Weilheimer has been with Eaton Vance Management for more than five years and has held the following positions: Senior Analyst, Amroc Investments, L.P.; and Senior Analyst, Cowen & Company.

BALANCED FUND

Aeltus Investment Management, Inc.
BlackRock Advisors, Inc.

Aeltus Investment Management, Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

Hugh Whelan and Douglas Cote are responsible for the day-to-day supervision of management of the Balanced Fund on behalf of Aeltus.

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

VALUE & INCOME FUND

Alliance Capital Management, L.P. Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

In December 2003, Alliance Capital Management announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Portfolio.


GROWTH & INCOME FUND


Ark Asset Management Co., Inc.


Aronson+Johnson+Ortiz, LP


Goldman Sachs Asset Management, L.P.



Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.



Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by seven principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, PA 19102.



Theodore R. Aronson is responsible for the day-to-day management of the Fund on behalf of AJO. Mr. Aronson founded AJO in 1984 and is both a CFA charterholder and a Chartered Investment Counselor. Mr. Aronson is a Trustee of Spelman College and a member of its investment committee. He speaks on investing and was a lecturer in Finance at the Wharton School, and is involved with portfolio management, marketing and administration.



Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005. The day-to-day management of the Fund on behalf of Goldman Sachs Asset Management is overseen by a team of individuals.



EQUITY GROWTH FUND


Ark Asset Management Co., Inc.
RCM Capital Management, LLC
Marsico Capital Management, LLC

Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.

RCM Capital Management, LLC. Dresdner RCM Global Investors LLC changed its name to RCM Capital Management, LLC effective January 1, 2004. RCM was established in 1996 and has been a registered investment adviser since 1972. The principal business address of RCM is Four Embarcadero Center, San Francisco, California 94111.

Marsico Capital Management, LLC. Marsico, a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1988 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.

MID-CAP VALUE FUND

Cramer, Rosenthal, McGlynn LLC. CRM was founded in 1973 as an independent investment counselor. CRM has been a registered investment adviser since April of 1973. The principal business address of CRM is 520 Madison Avenue, New York, New York 10022

MID-CAP GROWTH FUND

RCM Capital Management, LLC. Dresdner RCM Global Investors LLC changed its name to RCM Capital Management, LLC effective January 1, 2004. RCM was established in 1996 and has been a registered investment adviser since 1972. The principal business address of RCM is Four Embarcadero Center, San Francisco, California 94111.

SMALL-CAP VALUE FUND

Sterling Capital Management LLC. Sterling was founded in 1971 and has been a registered investment adviser since August 1972. The principal business address of Sterling is Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211.

SPECIAL EQUITY FUND

INVESCO Institutional (N.A.), Inc.
RS Investment Management, L.P.
Seneca Capital Management, LLC
Wellington Management Company, LLP
Westport Asset Management, Inc.

INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC. The principal business address of INVESCO is 1166 Avenue of the Americas, 26th Floor, New York, New York 10036.

Jeremy S. Lefkowitz, Portfolio Manager, is responsible for the day-to-day management of the Special Equity Fund on behalf of INVESCO. Mr. Lefkowitz has been employed by INVESCO since October 1974.

RS Investment Management, L.P. RS was formed in 1999 and is owned by certain of its employees. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 388 Market Street, Suite 200, San Francisco, California 94111.

David J. Evans, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Special Equity Fund on behalf of RS Investment Management, L.P. and has been employed by RS Investment Management, L.P. since 1989.

Seneca Capital Management, LLC. Seneca (or its predecessor) has been a registered investment adviser since 1989. Seneca is owned by certain of its employees and Phoenix Investment Partners, a division of Phoenix Home Life. The principal business address of Seneca is 909 Montgomery Street, Suite 500, San Francisco, California 94133.

Gail P. Seneca, Chief Investment Officer and Richard D. Little, Sr. Equity Portfolio Manager are responsible for the day-to-day management of the Special Equity Fund on behalf of Seneca since 2002 and have been employed by Seneca since 1989.

Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.

Stephen T. O'Brien, Senior Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Special Equity Fund on behalf of Wellington Management since 2002 and has been employed by Wellington Management since 1983.

Westport Asset Management, Inc. Westport was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to-day management of the Special Equity Fund on behalf of Westport and has been employed by Westport since 1983.

SMALL-CAP GROWTH FUND

Delaware Management Company. Delaware is a series of Delaware Management Business Trust. Delaware traces its origins to 1929 and has been a registered investment advisor since June 1952. Delaware and its predecessors have been managing funds in the financial services industry since 1938. Delaware is wholly owned by Lincoln Financial Group. The principal business address of Delaware is 2005 Market Street, Philadelphia, Pennsylvania 19103.

AGGRESSIVE EQUITY FUND

McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. Commencing in 1998, McKinley awarded equity interest to key employees. McKinley has been a registered investment adviser since 1991. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503.

Robert B. Gillam, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Aggressive Equity Fund and has been employed by McKinley since 1991.

INTERNATIONAL EQUITY FUND

LSV Asset Management
Wellington Management Company, LLP

LSV Asset Management. LSV was formed in 1994 and is owned by eleven equity partners, all of whom are actively involved in the business. The employees of LSV own a majority of the firm's equity. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.

Andrew S. Offit, Senior Vice President and Portfolio Manager, has been responsible for the day-to-day management of the International Equity Fund on behalf of Wellington Management since 2004 and has been employed by Wellington Management since 1997.

                                                                   ADVISORY FEES

For the fiscal year ended December 31, 2003, each Fund paid Diversified and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of the Fund's average daily net assets set forth in the table below.

    --------------------------------------------------------------------------------
     Money Market Fund                                                  0.25%
    --------------------------------------------------------------------------------
     High Quality Bond Fund                                             0.35%
    --------------------------------------------------------------------------------
     Intermediate Government Bond Fund                                  0.35%
    --------------------------------------------------------------------------------
     Core Bond Fund                                                     0.35%
    --------------------------------------------------------------------------------
     High Yield Bond Fund                                               0.54%
    --------------------------------------------------------------------------------
     Balanced Fund                                                      0.44%
    --------------------------------------------------------------------------------
     Stock Index Fund                                                   0.10%
    --------------------------------------------------------------------------------
     Value & Income Fund                                                0.45%
    --------------------------------------------------------------------------------
     Growth & Income Fund                                               0.60%
    --------------------------------------------------------------------------------
     Equity Growth Fund                                                 0.62%
    --------------------------------------------------------------------------------
     Mid-Cap Value Fund                                                 0.62%
    --------------------------------------------------------------------------------
     Mid-Cap Growth Fund                                                0.66%
    --------------------------------------------------------------------------------
     Small-Cap Value Fund                                               0.73%
    --------------------------------------------------------------------------------
     Special Equity Fund                                                0.80%
    --------------------------------------------------------------------------------
     Small-Cap Growth Fund                                              0.75%
    --------------------------------------------------------------------------------
     Aggressive Equity Fund                                             0.96%
    --------------------------------------------------------------------------------
     International Equity Fund                                          0.75%
    --------------------------------------------------------------------------------
     Short Horizon Strategic Allocation Fund                            0.10%*
    --------------------------------------------------------------------------------
     Short/Intermediate Horizon Strategic Allocation Fund               0.10%*
    --------------------------------------------------------------------------------
     Intermediate Horizon Strategic Allocation Fund                     0.10%*
    --------------------------------------------------------------------------------
     Intermediate/Long Horizon Strategic Allocation Fund                0.10%*
    --------------------------------------------------------------------------------
     Long Horizon Strategic Allocation Fund                             0.10%*
    --------------------------------------------------------------------------------

   * In addition, this Fund will bear its pro rata share of the advisory fees of the underlying Funds in which it invests.

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. However, a Fund might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund (other than the Stock Index Fund) is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                                                               MONEY MARKET FUND

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.
What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

                                                                      BOND FUNDS

What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.

The HIGH QUALITY BOND FUND invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund's duration generally is between one and three years. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Fund considers securities rated BBB or better by Standard & Poor's or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.
What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The INTERMEDIATE GOVERNMENT BOND FUND invests primarily in U.S. government bonds and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Fund invests at least 80% of its net assets in government bonds and related investments.

The Fund also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies, and in other high quality, short-term obligations (such as corporate bonds and notes, bank obligations and repurchase agreements). ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not are guaranteed by the U.S. government.

The Fund's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Fund may invest in securities with maturities of as much as thirty years.

The portfolio managers of the HIGH QUALITY BOND FUND and INTERMEDIATE GOVERNMENT BOND FUND use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of these Funds then attempt to select securities that will enable each Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pools are then referred to as "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgaged-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.

The CORE BOND FUND invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund also invests in U.S. Treasury and agency securities, corporate bonds, high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.

The Fund's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio manager uses both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

The HIGH YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Fund considers securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to try to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Fund. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. In that case, derivative investments will be considered related investments for purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments identified above.

Each of the Bond Funds use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.

Each Fund's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Fund will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.

                                                                   BALANCED FUND

The BALANCED FUND seeks to meet its investment objective by maintaining a broadly diversified portfolio of stocks and bonds. The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes.

The Fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

                                                                     STOCK FUNDS

The STOCK INDEX FUND seeks its objective by investing in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. Under normal market conditions, the Fund invests at least 90% of its net assets in securities comprising the S&P 500 Index and related investments.

The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. The Fund's ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated, the size of the Fund's investment portfolio and the timing, frequency and size of cash flows into and out of the Fund. The Fund's adviser regularly monitors the Fund's correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund's Trustees will consider alternative arrangements.

In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.

In seeking to replicate or match the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Stock Index Fund may invest not more than 10% of its total assets under normal market conditions in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.

The VALUE & INCOME FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determination of companies that are in fact undervalued, but have good longer term business prospects.

The portfolio managers of the VALUE & INCOME, MID-CAP VALUE and SMALL-CAP VALUE FUNDS use a "bottom up" value-oriented approach in selecting investments for the Funds. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goals.

The GROWTH & INCOME FUND invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund also may select securities based on their potential to generate current income. The Fund emphasizes securities of growing, financially stable and undervalued companies. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A Fund's advisers may fail to pick stocks that outperform the economy or that do as well as the economy.

The MID-CAP VALUE FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers companies with market capitalizations between $2 billion and $12 billion to be medium sized companies.

Investing in medium sized companies involves a greater degree of risk than investing in large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing exclusively in large sized companies.

The MID-CAP GROWTH FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers companies with market capitalizations between $2 billion and $15 billion to be medium sized companies.

Investing in medium sized companies involves a greater degree of risk than investing in large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing exclusively in large sized companies.

The SMALL-CAP VALUE FUND invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. This Fund considers companies with market capitalizations of less than $2 billion to have small market capitalizations.

Investing in small sized companies involves a greater degree of risk than investing in medium or large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing in medium and large sized companies.

The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund utilizes two growth-style managers, two value-oriented managers and one core manager. The Fund is designed to provide an opportunity for higher returns relative to the broad small-cap market during periods when a particular style is out of favor.

Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.

The SMALL-CAP GROWTH FUND invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers companies with market capitalizations of less than $2 billion to have small market capitalizations.

Investing in small sized companies involves a greater degree of risk than investing in medium or large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing in medium and large sized companies.

The AGGRESSIVE EQUITY FUND invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies that present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The Fund invests primarily in common stocks. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. As a result, the value of shares of this Fund may be quite volatile.


Portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, MID-CAP GROWTH, SPECIAL EQUITY, SMALL-CAP GROWTH and AGGRESSIVE EQUITY FUNDS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. Other managers utilize a quantitative approach with respect to security investment decisions.


The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Fund invests in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances, the Fund invests 80% of its net asset in equity securities and related investments. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The portfolio managers of the INTERNATIONAL EQUITY FUND use a "bottom up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a fundamental analysis to identify companies that appear to be trading below their true worth or to identify companies with higher earnings growth expectations. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

                                    *  *  *

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may have economic characteristics similar to the securities held by a Fund. In that case, derivative investments will be considered related investments for purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments identified above.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.

Although the policy of each Fund, other than the Stock Index Fund, Value & Income Fund and Growth & Income Fund, of investing at least 80% of its net assets in the issuers or securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

                                                      STRATEGIC ALLOCATION FUNDS

The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds (other than the Intermediate Government Bond Fund, the Balanced Fund, the Stock Index Fund and the Aggressive Equity Fund) described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.

The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund. For more information on allocations to the underlying Funds, see Appendix A.

--------------------------------------------------------------------------------------------------
                                                               NORMAL APPROXIMATE ALLOCATIONS
--------------------------------------------------------------------------------------------------
                                                          BOND FUNDS STOCK FUNDS MONEY MARKET FUND
--------------------------------------------------------------------------------------------------
  SHORT HORIZON                                              90%        10%        less than 1%
--------------------------------------------------------------------------------------------------
  SHORT/INTERMEDIATE HORIZON                                 70%        30%        less than 1%
--------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                       50%        50%        less than 1%
--------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                  30%        70%        less than 1%
--------------------------------------------------------------------------------------------------
  LONG HORIZON                                               10%        90%        less than 1%
--------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer. Each Strategic Allocation Fund invests in the underlying Funds, which are diversified.

                                                                MORE ABOUT RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by the Funds may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not are guaranteed by the U.S. government.

GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Equity Growth, Growth & Income, Mid-Cap Growth, Small-Cap Growth, International Equity and Aggressive Equity Funds are susceptible to the risks of growth securities.

VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income, Mid-Cap Value, Small-Cap Value and International Equity Funds are particularly susceptible to the risks of value investing.

PORTFOLIO SELECTION. The advisers of the Bond Funds and the Balanced Fund may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Fund or the Balanced Fund may lose money, or their investment in a Bond Fund or the Balanced Fund may not do as well as investments in other fixed income funds or balanced funds.

The success of the investment strategy of the Growth & Income, Equity Growth, Mid-Cap Growth, Small-Cap Growth and Aggressive Equity Funds depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

The success of a Fund using a value approach, such as the Value & Income, Mid-Cap Value and Small-Cap Value Funds, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.

The International Equity Fund is managed using both the growth and value approaches. Accordingly, investments in this Fund may not perform as well as investments in another stock fund using either a growth approach or a value approach.

MID-CAP COMPANIES. The securities of mid-cap companies may have more volatile share prices than those of larger, more seasoned companies. Securities issued by mid-cap are likely to be more sensitive to changes in earnings results and investor expectations, experience sharper swings in market values, be more adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate, than the equity securities issued by larger companies. Mid-cap companies also may have more limited product lines, capital resources and management depth than larger companies.

SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap companies. Investments in small-cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small-cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small-cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small-cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments in the Small-Cap Value, Small-Cap Growth and Special Equity Funds are likely to be particularly susceptible to the risks of small-cap companies.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     - The International Equity Fund and the Balanced Fund may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods. Certain of these markets such as Argentina, have recently experienced significant turmoil.

     - Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the Euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

SECTOR RISK. The Mid-Cap Growth Fund invests in securities of companies the Fund's advisers believe have the potential to become market leaders, such as companies that operate in industries with high barriers to entry. Although the Fund does not intend to concentrate in any particular industry, the Fund may be overweighted in certain sectors in comparison to the market as a whole. If one or more sectors in which the Fund is invested perform poorly, investors in the Fund may lose money.

DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed only in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Fund's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge may be designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

PORTFOLIO TURNOVER. Each of the Core Bond, Intermediate Government Bond, Balanced, Growth and Income, Mid-Cap Value, Mid-Cap Growth and Special Equity Funds had an annual portfolio turnover rate in 2003 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities which may increase a Fund's expenses and affect performance.

STRATEGIC ALLOCATION FUNDS. Each Strategic Allocation Fund invests solely in a combination of the Money Market, Bond and Stock Funds, as a matter of fundamental policy. As a result, each Strategic Allocation Fund's performance is directly related to the performance of the underlying Funds, and investors in the

Strategic Allocation Funds are subject to all of the risks associated with investments in the underlying Funds.

LEGAL PROCEEDINGS. There are no legal proceedings to which the Funds or Diversified is a party and which are expected to have a material adverse effect on either the Funds or on Diversified's ability to perform its contractual obligations as investment adviser to the Funds.

However, on or about December 1, 2003, a complaint styled Enron Corp. v. J.P. Morgan Securities, Inc., et al., Adversary Proceeding No. 03-92677 (AJG) was filed in the United States Bankruptcy Court for the Southern District of New York. The complaint, which relates to the pending Enron Corporation Chapter 11 bankruptcy proceedings, names as defendants those persons that held on October 30, 2001 certain commercial paper (notes) that had been issued by Enron. Among the named defendants are Diversified and two of the Portfolios (believed to be the Intermediate Government Bond Portfolio and the Value & Income Portfolio ("Defendant Portfolios")).

The complaint alleges that Enron sold commercial paper pursuant to an offering memorandum dated September 14, 2001 and that in a series of transactions between October 26, 2001 and November 6, 2001, Enron, at the urging of some or all of the defendants named in the complaint, transferred over $1 billion to the defendants for the purpose of prepaying the notes prior to their maturity. According to the complaint, among the transfers made by Enron during that period were transfers totaling $16,589,671.11 made to a group of entities including the Defendant Portfolios for the purpose of repurchasing the Enron commercial paper held by them. The complaint alleges that these transfers are avoidable under the bankruptcy code on the ground that they were preferential and constructively fraudulent, and seeks to hold Diversified, the Defendant Portfolios and certain other entities jointly and severally liable for these transfers.

Diversified and the Defendant Portfolios deny the claims raised in the complaint and are exploring defenses to the allegations. As of the date of this prospectus, this proceeding is still at an early stage and it would be premature to express a view as to the likelihood that Diversified or the Defendant Portfolios will prevail in this matter, the extent of loss that any such party might suffer should it not prevail, or whether any such party might be entitled to indemnification or contribution from any third party to compensate any such loss.

GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Strategic Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. Diversified or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, Diversified or their affiliates, as applicable, and may be substantial.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include a Fund's distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Fund. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Fund in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.

What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12b-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

INVESTMENT STRUCTURE. Each Fund (except for the Strategic Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

TRUSTS AND SHARE CLASSES. Each Fund other than the Strategic Allocation Funds is a series of The Diversified Investors Funds Group II, which is a Massachusetts business trust. Each Strategic Allocation Fund is a series of The Diversified Investors Funds Group, which also is a Massachusetts business trust. Each of the Money Market, High Yield Bond, Value & Income, Equity Growth, Special Equity and International Equity Funds currently offers two classes of shares. Diversified Class shares are described in this prospectus. The other class of shares, the Stephens Institutional Class shares, may have different expenses, which may affect the performance of those shares. Call the Distributor at (800) 926-0044 for more information.
                                                                   TOTAL RETURNS

The table below reflects the total return for each Fund's corresponding Portfolio from the inception of that Portfolio until the commencement of operations of the Fund. In addition, before the Portfolios commenced operations, certain Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) contributed substantially all of their assets to the Portfolio. The total return for such Funds for any period which includes a period prior to the contribution of assets by the Pooled Separate Account to the corresponding Portfolio will reflect the performance of the Pooled Separate Account.

Portfolio and Pooled Separate Account performance is only included, however, from the date that the Portfolio or Pooled Separate Account, as appropriate, adopted investment objectives, policies and practices, and was managed in a manner, that are in all material respects the same as for the applicable Fund. Furthermore this Portfolio performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements, to the extent such fees and expenses exceeded the actual expenses of the Portfolio. This Pooled Separate Account performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected. None of the Pooled Separate Accounts was organized for the purpose of establishing a performance record for a Portfolio.

As of December 31, 2003, the average annual total returns for each of the following Funds, including the Portfolios and Pooled Separate Accounts referred to above, were as follows:

-----------------------------------------------------------------------------------------------------------------------

                                                        FOR THE          FOR THE          FOR THE          FOR THE
                                                          YEAR           3 YEARS          5 YEARS          10 YEARS
                                      INCEPTION          ENDED            ENDED            ENDED            ENDED
                                         DATE           12/31/03         12/31/03         12/31/03         12/31/03
-----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET                           12/78             0.89%             2.06%            3.41%           4.21%
-----------------------------------------------------------------------------------------------------------------------
 HIGH QUALITY BOND                       7/90             2.04%             5.34%            5.42%           5.50%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT BOND            8/90             1.33%             5.30%            5.26%           5.52%
-----------------------------------------------------------------------------------------------------------------------
 CORE BOND                               1/78             4.36%             6.66%            5.68%           6.14%
-----------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND                         9/95            27.65%            10.93%            5.58%            N/A
-----------------------------------------------------------------------------------------------------------------------
 BALANCED FUND                          12/92            17.40%            (0.15)%           1.55%           7.94%
-----------------------------------------------------------------------------------------------------------------------
 VALUE & INCOME                          1/78            26.21%             1.40%            4.22%          10.99%
-----------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME                         1/86            23.81%            (9.63)%          (4.55)%          8.38%
-----------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH                           3/93            26.12%            (8.51)%          (2.53)%          8.38%
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                           5/01            41.36%              N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                          5/01            26.72%              N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 SMALL-CAP VALUE                        05/02            41.24%              N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 SPECIAL EQUITY                          1/86            43.66%             1.55%            4.70%          11.36%
-----------------------------------------------------------------------------------------------------------------------
 SMALL-CAP GROWTH                       05/02            38.94%              N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY                       5/96            28.04%           (13.96)%          (2.02)%           N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY                   12/92            33.29%            (3.61)%           3.59%           6.86%
-----------------------------------------------------------------------------------------------------------------------
 STOCK INDEX                             8/93            28.12%            (4.39)%          (0.87)%         10.76%
-----------------------------------------------------------------------------------------------------------------------
 SHORT HORIZON                          10/00             6.95%             5.61%             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 SHORT/INTERMEDIATE HORIZON             10/00            12.40%             3.47%             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE HORIZON                   10/00            16.39%             1.80%             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE/LONG HORIZON              10/00            20.87%            (0.62)%            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
 LONG HORIZON                           10/00            25.64%            (3.78)%            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------

----------------------------------  ----------------
                                        FOR THE
                                      PERIOD SINCE
                                       INCEPTION
                                        THROUGH
                                        12/31/03
----------------------------------  ----------------
 MONEY MARKET                             6.95%
---------------------------------------------------------------------
 HIGH QUALITY BOND                        6.20%
--------------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT BOND             6.56%
-------------------------------------------------------------------------------------------------------
 CORE BOND                                8.36%
-----------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND                          6.85%
-----------------------------------------------------------------------------------------------------------------------
 BALANCED FUND                            8.47%
-----------------------------------------------------------------------------------------------------------------------
 VALUE & INCOME                          12.60%
-----------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME                         10.40%
-----------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH                            8.38%
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                           10.60%
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                          (8.26)%
-----------------------------------------------------------------------------------------------------------------------
 SMALL-CAP VALUE                          6.41%
-----------------------------------------------------------------------------------------------------------------------
 SPECIAL EQUITY                          12.85%
-----------------------------------------------------------------------------------------------------------------------
 SMALL-CAP GROWTH                         9.39%
-----------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY                        4.62%
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY                     8.98%
-----------------------------------------------------------------------------------------------------------------------
 STOCK INDEX                             10.85%
-----------------------------------------------------------------------------------------------------------------------
 SHORT HORIZON                            6.00%
-----------------------------------------------------------------------------------------------------------------------
 SHORT/INTERMEDIATE HORIZON               3.07%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE HORIZON                     1.09%
-----------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE/LONG HORIZON               (1.64)%
-----------------------------------------------------------------------------------------------------------------------
 LONG HORIZON                            (5.20)%
-----------------------------------------------------------------------------------------------------------------------


                                    COMPOSITE PERFORMANCE OF CERTAIN SUBADVISERS

The following table shows the total returns calculated for the period indicated for all institutional private accounts and collective investment vehicles managed by a subadviser that has less than a three year track record with the Fund.

Each of these institutional private accounts and collective investment vehicles have investment objectives, policies and restrictions substantially similar to the applicable Fund and have been managed in substantially the same way that Fund is managed. The institutional private accounts and collective investment vehicles that are included in the subadvisers' composites are not registered under the Investment Company Act of 1940 and are not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the institutional private accounts and collective investment vehicles included in the composites were so registered, investment performance may have been adversely affected.

This data is provided to illustrate the past performances of a subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of a Fund. Investors should not consider this performance data as an indication of future performance of the Funds or the subadvisers. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds.

The subadvisers' composites presented below are unaudited. The use of a methodology different from that used to calculate the performance data set forth below could result in different performance data. The subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods unless otherwise indicated. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 2003.

    ---------------------------------------------------------------------------------------------------------------------
                                                                                                               SINCE
                                                        1 YEAR      3 YEARS      5 YEARS       10 YEARS      INCEPTION
    ---------------------------------------------------------------------------------------------------------------------
     EATON VANCE COMPOSITE
     SUBADVISER TO HIGH YIELD BOND FUND                 29.57%       10.34%        7.21%         8.79%         12.79%
    ---------------------------------------------------------------------------------------------------------------------
        MERRILL LYNCH HIGH YIELD BOND FUND(25)          28.15%        9.52%        5.02%         7.05%         10.75%
    ---------------------------------------------------------------------------------------------------------------------
        CSFB GLOBAL HIGH YIELD INDEX(1)                 27.93%       11.74%        6.43%         7.29%         11.32%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER HIGH YIELD BOND FUND INDEX(2)            26.36%        6.86%        2.92%         5.25%          9.67%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     ARK ASSET MANAGEMENT CO. COMPOSITE SUBADVISER
     TO EQUITY GROWTH AND GROWTH & INCOME FUNDS         30.99%       -5.53%        2.64%          N/A           9.10%
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH INDEX(3)                    29.75%       -9.36%       -5.11%          N/A           1.08%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(4)                     28.24%       -7.27%       -1.89%          N/A           2.25%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     MARSICO COMPOSITE SUBADVISER TO EQUITY GROWTH
     FUND                                               31.97%       -2.35%        4.70%          N/A           4.70%
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH INDEX(3)                    29.75%       -9.36%       -5.11%          N/A          -5.11%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(4)                     28.24%       -7.27%       -1.89%          N/A          -1.89%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     ARONSON+JOHNSON+ORTIZ, LP COMPOSITE SUBADVISOR
     TO GROWTH & INCOME FUND                            34.11%        5.96%        8.84%          N/A          15.74%
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 VALUE INDEX(23)                    30.03%        1.22%        3.56%          N/A          10.76%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER LARGE-CAP VALUE FUND INDEX(24)           28.00%       -2.04%        1.20%          N/A           8.72%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     GOLDMAN SACHS ASSET MANAGEMENT, L.P. COMPOSITE
     SUBADVISOR TO GROWTH & INCOME FUND                 29.51%       -3.03%        0.41%        11.83%         11.38%
    ---------------------------------------------------------------------------------------------------------------------
        S&P 500 INDEX(5)                                28.68%       -4.05%       -0.57%          N/A          10.55%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER S&P 500 INDEX(6)                         28.25%       -4.36%       -0.88%          N/A          10.25%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     INVESCO COMPOSITE SUBADVISER TO SPECIAL EQUITY
     FUND                                               50.25%        7.25%        8.94%        11.63%         13.36%
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 INDEX(7)                           47.25%        6.27%        7.13%         9.47%         10.52%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP CORE INDEX(8)                  40.90%        6.83%        9.39%        11.11%         11.33%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     CRAMER ROSENTHAL MCGLYNN COMPOSITE SUBADVISER
     TO MID-CAP VALUE FUND                              43.15%       13.03%       19.22%          N/A          15.17%
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL MID CAP VALUE INDEX(9)                  38.07%        8.48%        8.73%          N/A           6.70%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER MID CAP VALUE INDEX(10)                  39.08%        8.21%        9.42%          N/A           6.04%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     RCM MID CAP GROWTH COMPOSITE SUBADVISER TO
     MID-CAP GROWTH FUND                                28.37%      -10.44%        3.97%        10.41%         12.29%
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL MID CAP GROWTH INDEX(11)                42.71%       -6.13%        2.01%         9.40%         12.00%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER MID CAP GROWTH INDEX(12)                 35.42%       -8.56%        2.18%         8.25%         11.96%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     BLACKROCK CORE PLUS COMPOSITE SUBADVISER TO
     CORE BOND FUND                                      5.49%        7.98%        7.10%          N/A           7.43%
    ---------------------------------------------------------------------------------------------------------------------
        LB AGGREGATE INDEX(13)                           4.10%        7.57%        6.62%          N/A           6.99%
    ---------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------  --------------
                                                        INCEPTION
                                                           DATE
    ------------------------------------------------  --------------
     EATON VANCE COMPOSITE
     SUBADVISER TO HIGH YIELD BOND FUND                01/01/1991
    -------------------------------------------------------------------------------
        MERRILL LYNCH HIGH YIELD BOND FUND(25)             --
    ----------------------------------------------------------------------------------------------
        CSFB GLOBAL HIGH YIELD INDEX(1)                    --
    -------------------------------------------------------------------------------------------------------------
        LIPPER HIGH YIELD BOND FUND INDEX(2)               --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     ARK ASSET MANAGEMENT CO. COMPOSITE SUBADVISER
     TO EQUITY GROWTH AND GROWTH & INCOME FUNDS        01/01/1998
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH INDEX(3)                       --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(4)                        --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     MARSICO COMPOSITE SUBADVISER TO EQUITY GROWTH
     FUND                                              01/01/1999
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH INDEX(3)                       --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(4)                        --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     ARONSON+JOHNSON+ORTIZ, LP COMPOSITE SUBADVISOR
     TO GROWTH & INCOME FUND                            1/1/1996
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 VALUE INDEX(23)                       --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER LARGE-CAP VALUE FUND INDEX(24)              --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     GOLDMAN SACHS ASSET MANAGEMENT, L.P. COMPOSITE
     SUBADVISOR TO GROWTH & INCOME FUND                 1/1/1992
    ---------------------------------------------------------------------------------------------------------------------
        S&P 500 INDEX(5)                                   --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER S&P 500 INDEX(6)                            --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     INVESCO COMPOSITE SUBADVISER TO SPECIAL EQUITY
     FUND                                              04/01/1992
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 INDEX(7)                              --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP CORE INDEX(8)                     --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     CRAMER ROSENTHAL MCGLYNN COMPOSITE SUBADVISER
     TO MID-CAP VALUE FUND                             03/01/1998
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL MID CAP VALUE INDEX(9)                     --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER MID CAP VALUE INDEX(10)                     --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     RCM MID CAP GROWTH COMPOSITE SUBADVISER TO
     MID-CAP GROWTH FUND                               01/01/1991
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL MID CAP GROWTH INDEX(11)                   --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER MID CAP GROWTH INDEX(12)                    --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     BLACKROCK CORE PLUS COMPOSITE SUBADVISER TO
     CORE BOND FUND                                    04/01/1998
    ---------------------------------------------------------------------------------------------------------------------
        LB AGGREGATE INDEX(13)                             --
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
                                                                                                               SINCE
                                                        1 YEAR      3 YEARS      5 YEARS       10 YEARS      INCEPTION
    ---------------------------------------------------------------------------------------------------------------------
     AELTUS ENHANCED CORE EQUITY COMPOSITE
     SUBADVISER TO BALANCED FUND                        26.36%       -4.72%       -0.32%        11.93%         12.08%
    ---------------------------------------------------------------------------------------------------------------------
        S&P 500 INDEX(5)                                28.68%       -4.05%       -0.57%        11.07%         11.19%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     STERLING COMPOSITE SUBADVISER TO SMALL-CAP
     VALUE FUND                                         43.05%       10.02%       12.40%          N/A          17.37%
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 VALUE INDEX(14)                    46.03%       13.83%       12.28%          N/A          13.06%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP VALUE INDEX(15)                47.53%       15.37%       16.68%          N/A          12.82%
    ---------------------------------------------------------------------------------------------------------------------
     WELLINGTON COMPOSITE SUBADVISER TO SPECIAL
     EQUITY FUND                                        44.63%       24.83%          N/A          N/A          24.00%
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 VALUE INDEX(14)                    46.03%       13.83%          N/A          N/A          16.01%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP VALUE INDEX(15)                47.53%       15.37%          N/A          N/A          15.55%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     SENECA COMPOSITE SUBADVISER TO SPECIAL EQUITY
     FUND                                               43.74%       -3.25%          N/A          N/A          11.18%
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 GROWTH INDEX(16)                   48.54%       -2.03%          N/A          N/A          -1.71%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP GROWTH INDEX(17)               44.77%       -3.03%          N/A          N/A          -4.52%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     ALLEGIANCE CAPITAL MANAGEMENT COMPOSITE
     SUBADVISER TO INTERMEDIATE GOVERNMENT BOND FUND     1.23%        7.03%        6.49%         6.83%          7.27%
    ---------------------------------------------------------------------------------------------------------------------
        LB INTERMEDIATE GOVERNMENT BOND INDEX(18)        2.29%        6.73%        6.18%         6.32%          6.48%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SHORT-INTERMEDIATE US GOVERNMENT BOND
        INDEX(19)                                        1.99%        5.87%        5.43%         5.49%          5.60%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     STEPHENS CAPITAL MANAGEMENT COMPOSITE
     SUBADVISER TO INTERMEDIATE GOVERNMENT BOND FUND     2.24%        7.02%        7.12%         7.62%          8.37%
    ---------------------------------------------------------------------------------------------------------------------
        LB INTERMEDIATE GOVERNMENT BOND INDEX(18)        2.29%        6.73%        6.18%         6.32%          7.54%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SHORT-INTERMEDIATE US GOVERNMENT BOND
        INDEX(19)                                        1.99%        5.87%        5.43%         5.49%            N/A
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     LSV ASSET MANAGEMENT COMPOSITE SUBADVISOR TO
     INTERNATIONAL EQUITY FUND                          45.70%       11.38%       10.93%          N/A          11.61%
    ---------------------------------------------------------------------------------------------------------------------
        MSCI WORLD EX-US VALUE INDEX(20)                46.63%        0.71%        4.46%          N/A           8.40%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER INTERNATIONAL FUNDS INDEX(21)            36.00%       -1.86%        2.13%          N/A           3.82%
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     WELLINGTON COMPOSITE SUBADVISOR TO
     INTERNATIONAL EQUITY FUND                          52.77%        1.96%        6.52%          N/A          10.56%
    ---------------------------------------------------------------------------------------------------------------------
        MSCI WORLD EX-US GROWTH INDEX(22)               33.50%       -5.47%       -3.27%          N/A           0.67%
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER INTERNATIONAL FUNDS INDEX(21)            36.00%       -1.86%        2.13%          N/A           4.87%
    ---------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------  --------------
                                                        INCEPTION
                                                           DATE
    ------------------------------------------------  --------------
     AELTUS ENHANCED CORE EQUITY COMPOSITE
     SUBADVISER TO BALANCED FUND                       10/01/1991
    ---------------------------------------------------------------------------------------------------------------------
        S&P 500 INDEX(5)                                   --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     STERLING COMPOSITE SUBADVISER TO SMALL-CAP
     VALUE FUND                                        01/01/1996
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 VALUE INDEX(14)                       --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP VALUE INDEX(15)                   --
    ---------------------------------------------------------------------------------------------------------------------
     WELLINGTON COMPOSITE SUBADVISER TO SPECIAL
     EQUITY FUND                                        01/01/2000
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 VALUE INDEX(14)                       --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP VALUE INDEX(15)                   --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     SENECA COMPOSITE SUBADVISER TO SPECIAL EQUITY
     FUND                                               06/01/1999
    ---------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 GROWTH INDEX(16)                      --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP GROWTH INDEX(17)                  --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     ALLEGIANCE CAPITAL MANAGEMENT COMPOSITE
     SUBADVISER TO INTERMEDIATE GOVERNMENT BOND FUND   01/01/1993
    ---------------------------------------------------------------------------------------------------------------------
        LB INTERMEDIATE GOVERNMENT BOND INDEX(18)          --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SHORT-INTERMEDIATE US GOVERNMENT BOND
        INDEX(19)                                          --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     STEPHENS CAPITAL MANAGEMENT COMPOSITE
     SUBADVISER TO INTERMEDIATE GOVERNMENT BOND FUND   01/01/1988
    ---------------------------------------------------------------------------------------------------------------------
        LB INTERMEDIATE GOVERNMENT BOND INDEX(18)          --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER SHORT-INTERMEDIATE US GOVERNMENT BOND
        INDEX(19)                                          --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     LSV ASSET MANAGEMENT COMPOSITE SUBADVISOR TO
     INTERNATIONAL EQUITY FUND                         01/01/1998
    ---------------------------------------------------------------------------------------------------------------------
        MSCI WORLD EX-US VALUE INDEX(20)                   --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER INTERNATIONAL FUNDS INDEX(21)               --
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
     WELLINGTON COMPOSITE SUBADVISOR TO
     INTERNATIONAL EQUITY FUND                         10/01/1998
    ---------------------------------------------------------------------------------------------------------------------
        MSCI WORLD EX-US GROWTH INDEX(22)                  --
    ---------------------------------------------------------------------------------------------------------------------
        LIPPER INTERNATIONAL FUNDS INDEX(21)               --
    ---------------------------------------------------------------------------------------------------------------------


   (1)The Credit Suisse First Boston Global High Yield Index ("CSFB Global HY" or "Index") is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly).

   (2)The Lipper High Yield Bond Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows:
      "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".

   (3)The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).


   (4)The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".


   (5)The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the US markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index as calculated by Standard and Poor's on a total return basis with dividends reinvested.



   (6)The Lipper S&P 500 Index is a performance index of funds passively managed to replicate the performance of the S&P 500 Index, including reinvested dividends.



   (7)The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.



   (8)The Lipper Small-Cap Core Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice limits its investments to companies on the basis of the size of the company.



   (9)The Russell Mid Cap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.



  (10)The Lipper Mid-Cap Value Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice, limits its investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund).



  (11)The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.



  (12)The Lipper Mid-Cap Growth Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The fund by prospectus or portfolio practice, limits its investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund).



  (13)The Lehman Brothers Aggregate Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.



  (14)The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.



  (15)The Lipper Small-Cap Value Index is an equally weighted index adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective.



  (16)The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.



  (17)The Lipper Small Cap Growth Funds Index consists of equally-weighted performance indices, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective.



  (18)The Lehman Brothers Intermediate Government Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 999 years. Total return comprises price appreciate/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.



  (19)The Lipper Short-Intermediate U.S. Government Bond Fund Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The funds in this index invest primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of one to five years.



  (20)The MSCI World Ex-US Value Index is the value component of the MSCI World Ex-US Index, which is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index consists of 22 developed market country indices excluding the United States.



  (21)The Lipper International Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The fund invests its assets in securities whose primary trading markets are outside of the United States.



  (22)The MSCI World Ex-US Growth Index is the growth component of the MSCI World Ex-US Index, which is a free float- adjusted market capitalization index that is designed to measure global developed market equity performance. The index consists of 22 developed market country indices excluding the United States.



  (23)The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).



  (24)The Lipper Large-Cap Value Fund Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ration, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.


  (25)The Merrill Lynch High Yield Master II Index is a market capitalization weighted index of all domestic and Yankee high yield bonds, and tracks the performance of high yield securities trades in the U.S. Bond Market.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand each Institutional Fund's performance and other financial information for the period of each of the Institutional Fund's Operations. "Total return" shows how much your investment in an Institutional Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Institutional Funds, whose reports thereon are included in the Institutional Funds' 2003 Annual Report. The Institutional Funds' Annual Report is incorporated into this registration statement by reference. Copies of the Institutional Funds' Annual Report may be obtained without charge by calling (800) 926-0044.

                                       INCOME (LOSS) FROM
                                      INVESTMENT OPERATIONS                      DIVIDENDS AND DISTRIBUTIONS FROM
                                   ---------------------------                 -------------------------------------
                                                 NET REALIZED       TOTAL
                    NET ASSET         NET       AND UNREALIZED     INCOME                       NET          TAX           TOTAL
    FOR THE           VALUE,       INVESTMENT       GAINS        (LOSS) FROM      NET        REALIZED       RETURN       DIVIDENDS
  PERIOD/YEAR       BEGINNING        INCOME      (LOSSES) ON     INVESTMENT    INVESTMENT    GAINS ON         OF            AND
     ENDED        OF PERIOD/YEAR     (LOSS)      INVESTMENTS     OPERATIONS      INCOME     INVESTMENTS   CAPITAL(A)   DISTRIBUTIONS
  -----------     --------------   ----------   --------------   -----------   ----------   -----------   ----------   -------------
MONEY MARKET
12/31/2003            $10.03         $0.09          $   --         $ 0.09        $(0.09)      $   --        $   --        $(0.09)
12/31/2002             10.02          0.15              --           0.15         (0.14)          (+)           (+)        (0.14)
12/31/2001             10.19          0.36            0.02           0.38         (0.55)          (+)           (+)        (0.55)
12/31/2000(1)          10.00          0.19              --           0.19            --           --            --            --
HIGH QUALITY BOND
12/31/2003             10.68          0.31           (0.09)          0.22         (0.32)          --            (+)        (0.32)
12/31/2002             10.50          0.43            0.19           0.62         (0.44)          --            --         (0.44)
12/31/2001             10.32          0.57            0.24           0.81         (0.62)       (0.01)           --         (0.63)
12/31/2000(1)          10.00          0.19            0.13           0.32            --           --            --            --
INTERMEDIATE GOVERNMENT BOND
12/31/2003             10.87          0.30           (0.16)          0.14         (0.63)       (0.62)        (0.01)        (1.26)
12/31/2002             10.52          0.39            0.44           0.83         (0.36)       (0.10)        (0.02)        (0.48)
12/31/2001             10.37          0.52            0.16           0.68         (0.51)       (0.02)           --         (0.53)
12/31/2000(1)          10.00          0.17            0.20           0.37            --           --            --            --
CORE BOND
12/31/2003             10.51          0.34            0.11           0.45         (0.31)       (0.03)        (0.09)        (0.43)
12/31/2002             10.24          0.47            0.43           0.90         (0.47)       (0.13)        (0.03)        (0.63)
12/31/2001             10.45          0.52            0.16           0.68         (0.60)       (0.26)        (0.03)        (0.89)
12/31/2000(1)          10.00          0.19            0.26           0.45            --           --            --            --
BALANCED
12/31/2003              7.62          0.15            1.16           1.31         (0.17)          --         (0.01)        (0.18)
12/31/2002              8.70          0.19           (1.08)         (0.89)        (0.19)          --            --         (0.19)
12/31/2001              9.46          0.22           (0.74)         (0.52)        (0.21)       (0.02)        (0.01)        (0.24)
12/31/2000(1)          10.00          0.11           (0.65)         (0.54)           --           --            --            --
VALUE & INCOME
12/31/2003              8.54          0.15            2.07           2.22         (0.15)          --            --         (0.15)
12/31/2002             10.28          0.16           (1.75)         (1.59)        (0.15)          --            --         (0.15)
12/31/2001             10.73          0.18           (0.42)         (0.24)        (0.21)          --            --         (0.21)
12/31/2000(1)          10.00          0.06            0.67           0.73            --           --            --            --
GROWTH & INCOME
12/31/2003              4.84          0.04            1.11           1.15         (0.04)          --            --         (0.04)
12/31/2002              6.30          0.03           (1.46)         (1.43)        (0.03)          --            --         (0.03)
12/31/2001              8.18          0.03           (1.90)         (1.87)        (0.01)          --            --         (0.01)
12/31/2000(1)          10.00            --           (1.82)         (1.82)           --           --            --            --
EQUITY GROWTH
12/31/2003              5.11            (+)           1.33           1.33            (+)          --            (+)           (+)
12/31/2002              6.70            (+)          (1.59)         (1.59)           --           --            --            --
12/31/2001              8.42          0.01           (1.73)         (1.72)           --           (+)           (+)           (+)
12/31/2000(1)          10.00            --           (1.58)         (1.58)           --           --            --            --

---------------

(a) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.
(b)  Portfolio turnover of the Series Portfolio and Master
     Investment Portfolio.
(c)  Includes reimbursement of fees at the underlying Series
     Portfolio level.
(+)  Less than one penny per share.
  *  Annualized
(1)  Commencement of Operations, September 11, 2000.
(2)  Commencement of Operations, October 11, 2001.
(3)  Commencement of Operations, November 7, 2001.
(4)  Commencement of Operations, January 23, 2003.
(5)  Commencement of Operations, May 29, 2003.

                                                          RATIO TO AVERAGE NET ASSETS
                                       ------------------------------------------------------------------
                                                              EXPENSES                          NET
 NET ASSET                                 EXPENSES         INCLUDING THE        NET         INVESTMENT
  VALUE,                NET ASSETS,       INCLUDING       SERIES PORTFOLIO    INVESTMENT   INCOME (LOSS)
  END OF       TOTAL       END OF         THE SERIES       OR MIP (NET OF       INCOME        (NET OF        PORTFOLIO
PERIOD/YEAR   RETURN    PERIOD/YEAR    PORTFOLIO OR MIP    REIMBURSEMENT)       (LOSS)     REIMBURSEMENT)   TURNOVER(B)
-----------   -------   ------------   ----------------   -----------------   ----------   --------------   -----------
  $10.03         0.88%  $132,773,896          0.62%             0.50%              0.76%        0.88%           N/A
   10.03         1.48    100,677,700          0.62              0.50               1.35         1.47            N/A
   10.02         3.84     53,402,723          0.63              0.50               3.46         3.59            N/A
   10.19         1.90     38,478,270          1.17*            0.50*               5.70*        6.37*           N/A
   10.58         2.04     70,569,640          0.75              0.65               2.77         2.87             50%
   10.68         6.03     30,988,927          0.84              0.65               3.84         4.03             54%
   10.50         8.05      4,465,929          1.64              0.65               4.42         5.41             53
   10.32         3.20        662,681         12.40*            0.65*              (5.45)*       6.30*            73
    9.75         1.33      5,293,159          0.94              0.65               2.45         2.74            392
   10.87         8.05     16,828,503          0.95              0.65               3.34         3.64            134
   10.52         6.66      4,006,913          1.57              0.65               3.98         4.90             40
   10.37         3.70        664,198         15.24*            0.65*              (8.86)*       5.73*            48
   10.53         4.36    149,726,815          0.74              0.65(b)            3.15         3.24            922
   10.51         9.00     67,361,864          0.77              0.65               4.37         4.49            462
   10.24         6.67      8,962,175          1.12              0.65               4.48         4.95            547
   10.45         4.50      3,198,647          3.93*            0.65*               3.03*        6.31*           521
    8.75        17.40     13,393,735          1.01              0.75(b)            1.67         1.93            377
    7.62       (10.28)    16,284,022          1.04              0.75               2.10         2.39            289
    8.70        (5.48)    14,255,134          1.06              0.75               2.21         2.52            312
    9.46        (5.40)           946       9527.75*            0.75*           (9523.20)*       3.80*           286
   10.61        26.21    173,434,311          0.82              0.75               1.54         1.61             70
    8.54       (15.56)    88,272,263          0.83              0.75               1.67         1.75             31
   10.28        (2.18)    15,774,264          1.06              0.75               2.21         2.52             32
   10.73         7.30      2,095,845          9.08*            0.75*              (6.28)*       2.05*            76
    5.95        23.81     56,279,719          1.01              0.90               0.64         0.75            100
    4.84       (22.75)    32,575,225          1.11              0.90               0.37         0.58            115
    6.30       (22.84)     8,064,381          1.65              0.90              (0.32)        0.43            153
    8.18       (18.20)       890,102         10.87*            0.90*             (10.09)*      (0.12)*           80
    6.44        26.12    293,559,551          0.98              0.90               0.00         0.08             61
    5.11       (23.73)   138,218,111          0.99              0.90              (0.11)       (0.02)            75
    6.70       (20.40)    26,008,037          1.15              0.90              (0.09)        0.16             63
    8.42       (15.80)       809,172         11.95*            0.90*             (11.16)*      (0.11)*           97

                                       -76-

                                         INCOME (LOSS) FROM
                                       INVESTMENT OPERATIONS                       DIVIDENDS AND DISTRIBUTIONS FROM
                                      ------------------------                 ----------------------------------------
                                                       NET
                                                    REALIZED
                                                       AND          TOTAL
                        NET ASSET        NET       UNREALIZED      INCOME                       NET
       FOR THE            VALUE,      INVESTMENT      GAINS      (LOSS) FROM      NET        REALIZED
     PERIOD/YEAR       BEGINNING OF     INCOME     (LOSSES) ON   INVESTMENT    INVESTMENT    GAINS ON      TAX RETURN
        ENDED          PERIOD/YEAR      (LOSS)     INVESTMENTS   OPERATIONS      INCOME     INVESTMENTS   OF CAPITAL(A)
---------------------  ------------   ----------   -----------   -----------   ----------   -----------   -------------
MID-CAP VALUE
12/31/03                  $ 9.95        $ 0.04       $ 4.04        $ 4.08        $(0.68)      $(0.08)       $     --
12/31/02                   11.78          0.04        (1.85)        (1.81)        (0.02)          (+)             --
12/31/01(2)                10.00            --         1.88          1.88            --        (0.10)             --
MID-CAP GROWTH
12/31/03                    7.71         (0.04)        2.10          2.06            --           --              --
12/31/02                   10.35         (0.06)       (2.58)        (2.64)           --           (+)             (+)
12/31/01(3)                10.00         (0.01)        0.36          0.35            --           --              --
SMALL-CAP VALUE
12/31/03(4)                10.00          0.18         4.20          4.38         (0.28)       (0.02)          (0.05)
SPECIAL EQUITY
12/31/03                    6.62         (0.02)        2.91          2.89            --           --              --
12/31/02                    8.78         (0.01)       (2.15)        (2.16)           --           --              --
12/31/01                    9.08         (0.02)       (0.28)        (0.30)           --           --              --
12/31/00(1)                10.00            --        (0.92)        (0.92)           --           --              --
SMALL-CAP GROWTH
12/31/03(5)                10.00         (0.02)        2.40          2.38         (0.16)       (0.05)          (0.03)
AGGRESSIVE EQUITY
12/31/03                    3.78         (0.03)        1.09          1.06            --           --              --
12/31/02                    5.16         (0.03)       (1.35)        (1.38)           --           --              --
12/31/01                    7.60          0.05        (2.49)        (2.44)           --           --              --
12/31/00(1)                10.00         (0.02)       (2.38)        (2.40)           --           --              --
HIGH YIELD BOND
12/31/03                    8.23          0.79         1.40          2.19         (0.93)          --              --
12/31/02                    8.80          0.75        (0.60)         0.15         (0.71)          --           (0.01)
12/31/01                    9.38          0.83        (0.38)         0.45         (0.99)          --           (0.04)
12/31/00(1)                10.00          0.26        (0.88)        (0.62)           --           --              --
INTERNATIONAL EQUITY
12/31/03                    5.73          0.05         1.84          1.89         (0.09)          --              (+)
12/31/02                    7.03          0.04        (1.24)        (1.20)        (0.10)          --              --
12/31/01                    8.78          0.01        (1.66)        (1.65)        (0.10)          --              --
12/31/00(1)                10.00          0.01        (1.23)        (1.22)           --           --              --
STOCK INDEX
12/31/03                    5.88          0.10         1.54          1.64         (0.09)          --              --
12/31/02                    7.67          0.09        (1.79)        (1.70)        (0.09)          --              --
12/31/01                    8.86          0.09        (1.17)        (1.08)        (0.11)          --              (+)
12/31/00(1)                10.00          0.03        (1.17)        (1.14)           --           --              --


                           TOTAL
       FOR THE           DIVIDENDS
     PERIOD/YEAR            AND
        ENDED          DISTRIBUTIONS
---------------------  -------------
MID-CAP VALUE
12/31/03                 $  (0.76)
12/31/02                    (0.02)
12/31/01(2)                 (0.10)
MID-CAP GROWTH
12/31/03                       --
12/31/02                       (+)
12/31/01(3)                    --
SMALL-CAP VALUE
12/31/03(4)                 (0.35)
SPECIAL EQUITY
12/31/03                       --
12/31/02                       --
12/31/01                       --
12/31/00(1)                    --
SMALL-CAP GROWTH
12/31/03(5)                 (0.24)
AGGRESSIVE EQUITY
12/31/03                       --
12/31/02                       --
12/31/01                       --
12/31/00(1)                    --
HIGH YIELD BOND
12/31/03                    (0.93)
12/31/02                    (0.72)
12/31/01                    (1.03)
12/31/00(1)                    --
INTERNATIONAL EQUITY
12/31/03                    (0.09)
12/31/02                    (0.10)
12/31/01                    (0.10)
12/31/00(1)                    --
STOCK INDEX
12/31/03                    (0.09)
12/31/02                    (0.09)
12/31/01                    (0.11)
12/31/00(1)                    --

---------------
(a) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.
(b) Portfolio turnover of the Series Portfolio and Master Investment Portfolio.
(c) Includes reimbursement of fees at the underlying Series Portfolio level. (+) Less than one penny per share.
  * Annualized.
(1) Commencement of Operations, September 11, 2000.
(2) Commencement of Operations, October 11, 2001.
(3) Commencement of Operations, November 7, 2001.
(4) Commencement of Operations, January 23, 2003.
(5) Commencement of Operations, May 29, 2003.

                                                          RATIO TO AVERAGE NET ASSETS
                                         --------------------------------------------------------------
                                                             EXPENSES
                                           EXPENSES         INCLUDING
                                           INCLUDING        THE SERIES         NET       NET INVESTMENT
  NET ASSET               NET ASSETS,     THE SERIES     PORTFOLIO OR MIP   INVESTMENT   INCOME (LOSS)
VALUE, END OF    TOTAL       END OF      PORTFOLIO OR        (NET OF          INCOME        (NET OF        PORTFOLIO
 PERIOD/YEAR     RETURN   PERIOD/YEAR         MIP         REIMBURSEMENT)      (LOSS)     REIMBURSEMENT)   TURNOVER(B)
--------------   ------   ------------   -------------   ----------------   ----------   --------------   -----------
    $13.27       41.36%   $ 32,381,442        1.23%            0.90%(c)         0.03%         0.36%           156%
      9.95       (15.37)    11,919,340        2.27             0.90            (0.95)         0.42            156
     11.78       18.80          75,323        2.84*            0.90*           (2.02)*       (0.08)*           87
      9.77       26.72      27,429,433        1.27             0.95(c)         (0.84)        (0.52)           100
      7.71       (25.49)    12,582,427        1.67             0.95            (1.37)        (0.65)           138
     10.35        3.50       1,895,533        2.75*            0.95*           (2.39)*       (0.59)*           63
     14.03       43.96       7,939,618        2.40*            1.10(c)*         0.14*         1.44*            40
      9.51       43.66      69,899,639        1.21             1.10            (0.38)        (0.27)           103
      6.62       (24.60)    55,385,175        1.21             1.10            (0.28)        (0.17)           109
      8.78       (3.30)     34,533,868        1.22             1.10            (0.41)        (0.29)            88
      9.08       (9.20)     27,971,293        1.76*            1.10*           (0.59)*        0.07*            77
     12.14       23.90       6,126,221        2.82*            1.15(c)*        (1.96)*       (0.29)*           81
      4.84       28.04      12,319,831        1.58             1.25(c)         (1.16)        (0.83)           165
      3.78       (26.74)    10,533,078        1.69             1.25            (1.25)        (0.81)            87
      5.16       (32.11)     5,260,042        2.27             1.25            (0.01)         1.01             98
      7.60       (24.00)       308,022       28.50*            1.25*          (28.20)*       (0.95)*           62
      9.49       27.65      20,373,819        1.07             0.85             8.99          9.21            136
      8.23        1.91      19,018,651        1.12             0.85             8.68          8.95             95
      8.80        4.93       2,986,470        1.99             0.85             7.96          9.10             90
      9.38       (6.20)      1,186,127       10.02*            0.85*            0.02*         9.19*           105
      7.53       33.29     122,078,329        1.22             1.15             0.70          0.77             23
      5.73       (17.16)    63,457,182        1.25             1.15             0.47          0.57             25
      7.03       (18.88)    10,861,810        1.70             1.15            (0.45)         0.10             28
      8.78       (12.20)       846,192       12.14*            1.15*          (10.76)*        0.23*            46
      7.43       28.12     325,682,671        0.39             0.30             1.40          1.49              8
      5.88       (22.31)   179,327,624        0.38             0.30             1.27          1.35             12
      7.67       (12.19)    52,288,160        0.46             0.30             0.91          1.07              9
      8.86       (11.40)    49,230,568        0.59*            0.30*            0.66*         0.95*            10

                                              INCOME (LOSS) FROM                                  DIVIDENDS AND
                                             INVESTMENT OPERATIONS                             DISTRIBUTIONS FROM
                                          ---------------------------                 -------------------------------------
                                                        NET REALIZED       TOTAL
                            NET ASSET        NET       AND UNREALIZED     INCOME                       NET          TAX
                              VALUE,      INVESTMENT       GAINS        (LOSS) FROM      NET        REALIZED       RETURN
                           BEGINNING OF     INCOME      (LOSSES) ON     INVESTMENT    INVESTMENT    GAINS ON         OF
FOR THE PERIOD/YEAR ENDED  PERIOD/YEAR      (LOSS)      INVESTMENTS     OPERATIONS      INCOME     INVESTMENTS   CAPITAL(A)
-------------------------  ------------   ----------   --------------   -----------   ----------   -----------   ----------
SHORT HORIZON
12/31/2003...............     $10.01        $ 0.44         $ 0.25         $ 0.69        $(0.42)      $(0.00)**     $   --
12/31/2002...............      10.06          0.55          (0.14)          0.41         (0.45)       (0.01)        (0.00)**
12/31/2001...............      10.26          0.73          (0.15)          0.58         (0.57)       (0.21)           --
12/31/2000(1)............      10.00         (0.00)**        0.26           0.26            --           --            --
SHORT/INTERMEDIATE
  HORIZON
12/31/2003...............       8.79          0.33           0.75           1.08         (0.32)          --         (0.02)
12/31/2002...............       9.37          0.46          (0.65)         (0.19)        (0.38)       (0.01)        (0.00)**
12/31/2001...............       9.90          0.85          (0.80)          0.05         (0.54)       (0.04)        (0.00)**
12/31/2000(1)............      10.00         (0.00)**       (0.10)         (0.10)           --           --            --
INTERMEDIATE HORIZON
12/31/2003...............       8.06          0.22           1.09           1.31         (0.22)          --            --
12/31/2002...............       9.00          0.29          (0.93)         (0.64)        (0.28)       (0.02)        (0.00)**
12/31/2001...............       9.67          0.39          (0.61)         (0.22)        (0.39)       (0.06)        (0.00)**
12/31/2000(1)............      10.00         (0.00)**       (0.33)         (0.33)           --           --            --
INTERMEDIATE/LONG HORIZON
12/31/2003...............       7.33          0.17           1.35           1.52         (0.15)          --            --
12/31/2002...............       8.61          0.21          (1.31)         (1.10)        (0.18)       (0.00)**      (0.00)**
12/31/2001...............       9.51          0.23          (0.88)         (0.65)        (0.24)       (0.01)        (0.00)**
12/31/2000(1)............      10.00         (0.00)**       (0.49)         (0.49)           --           --            --
LONG HORIZON
12/31/2003...............       6.45          0.10           1.55           1.65         (0.09)          --            --
12/31/2002...............       8.06          0.06          (1.62)         (1.56)        (0.05)          --         (0.00)**
12/31/2001...............       9.25          0.07          (1.19)         (1.12)        (0.06)          --         (0.01)
12/31/2000(1)............      10.00         (0.00)**       (0.75)         (0.75)           --           --            --

---------------

(a) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end.
(b)  Ratios exclude expenses incurred by underlying funds.
  *  Annualized.
 **  Less than one penny per share.
(1)  Commencement of Operations, September 11, 2000.

                                           RATIOS TO AVERAGE NET ASSETS
                                           ----------------------------
        TOTAL        NET ASSET                                 NET
      DIVIDENDS       VALUE,                                INVESTMENT    PORTFOLIO   NET ASSETS,
         AND          END OF      TOTAL                       INCOME      TURNOVER       END OF
    DISTRIBUTIONS   PERIOD/YEAR   RETURN    EXPENSES(B)       (LOSS)        RATE      PERIOD/YEAR
    -------------   -----------   ------   -------------   ------------   ---------   ------------
       $(0.42)        $10.28       6.95%        0.10%           4.27%        267%     $ 21,910,734
        (0.46)         10.01       4.11         0.10            5.42         192        10,352,629
        (0.78)         10.06       5.78         0.10            7.10         538           789,424
           --          10.26       2.60         0.10*          (0.10)*       246           208,654
        (0.34)          9.53      12.40         0.10            3.52         187        24,558,623
        (0.39)          8.79      (2.00)        0.10            5.10         149         7,851,468
        (0.58)          9.37       0.58         0.10            8.85         414         3,003,228
           --           9.90      (1.00)        0.10*          (0.10)*       150           161,753
        (0.22)          9.15      16.39         0.10            2.62          98       205,257,612
        (0.30)          8.06      (7.23)        0.10            3.43         170       135,620,055
        (0.45)          9.00      (2.28)        0.10            4.26          75        15,132,118
           --           9.67      (3.30)        0.10*          (0.10)*       142        11,017,692
        (0.15)          8.70      20.87         0.10            2.10         203        67,509,651
        (0.18)          7.33      (12.88)       0.10            2.68         120        24,006,331
        (0.25)          8.61      (6.79)        0.10            2.69         222         7,296,301
           --           9.51      (4.90)        0.10*          (0.10)*       130           195,511
        (0.09)          8.01      25.64         0.10            1.38         170        53,437,942
        (0.05)          6.45      (19.38)       0.10            0.90         153        22,441,586
        (0.07)          8.06      (12.06)       0.10            0.81         245         5,451,987
           --           9.25      (7.50)        0.10*          (0.10)*       125           421,516

                     (This page intentionally left blank.)

                                   APPENDIX A

                           STRATEGIC ALLOCATION FUNDS

As described in the prospectus, under normal market conditions the assets of each Strategic Allocation Fund are invested in Bond, Stock and Money Market Funds approximately as follows:

------------------------------------------------------------------------------------------------
                                                               NORMAL APPROXIMATE ALLOCATIONS
------------------------------------------------------------------------------------------------
                                                                                    MONEY MARKET
                                                             BOND FUNDS STOCK FUNDS     FUND
------------------------------------------------------------------------------------------------
  SHORT HORIZON                                                 90%         10%     less than 1%
------------------------------------------------------------------------------------------------
  SHORT/INTERMEDIATE HORIZON                                    70%         30%     less than 1%
------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                          50%         50%     less than 1%
------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                     30%         70%     less than 1%
------------------------------------------------------------------------------------------------
  LONG HORIZON                                                  10%         90%     less than 1%
------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund invests in the same underlying Bond and Stock Funds. Diversified selects the underlying Funds and the relative amounts to be invested in them to be generally representative, in Diversified's view, of the capital markets as a whole. The Bond Funds reflect a mix of high quality, high yield and core bond investments. The Stock Funds reflect a mix of U.S. and foreign investments, and a mix of market capitalizations and investment styles. Currently, the underlying Bond Funds, and the percentages of each Strategic Allocation Fund's Bond Fund assets to be invested in these Bond Funds, are:

  Core Bond Fund                                                60%
  High Quality Bond Fund                                        30%
  High Yield Bond Fund                                          10%

The underlying Stock Funds, and the percentages of each Strategic Allocation Fund's Stock Fund assets to be invested in these Stock Funds currently are:

  Large cap (Growth & Income, Value & Income and Equity
     Growth Funds)                                              72%
  Mid cap (Mid-Cap Growth and Mid-Cap Value Funds)               7%
  Small cap (Small-Cap Growth, Small-Cap Value and Special
     Equity Funds)                                               6%
  International (International Equity Fund)                     15%

Under normal circumstances each Strategic Allocation Fund invests in the Money Market Fund in minimal amounts (typically less than 1% of its net assets) for cash management and liquidity purposes. However, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market, political or other conditions. Diversified may change the overall asset allocations between Bond and Stock Funds at any time to reflect its current strategy for asset allocation, and also may change the underlying Funds, and the relative amounts invested in them, at any time.

                     (This page intentionally left blank.)

                                                                      APPENDIX B

           INSTRUCTIONS FOR PURCHASES AND SALES FROM THE DISTRIBUTOR

PURCHASES

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Diversified Investors Funds Group II and mailed to:

        The Diversified Investors Funds Group II
        4 Manhattanville Road
        Purchase, New York 10577

Checks for shares of the Strategic Allocation Funds should be made payable to The Diversified Investors Funds Group and mailed to:

        The Diversified Investors Funds Group
        4 Manhattanville Road
        Purchase, New York 10577

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call
(800) 926-0044 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Diversified Investors Funds Group II (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or The Diversified Investors Funds Group (in case of a purchase of a Strategic Allocation Fund), in each case at the address above.

SALES (REDEMPTIONS)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Diversified Investors Funds Group II at:

        The Diversified Investors Funds Group II
        4 Manhattanville Road
        Purchase, New York 10577

Requests to redeem shares in any of the Strategic Allocation Funds should be mailed to The Diversified Investors Funds Group at:

        The Diversified Investors Funds Group
        4 Manhattanville Road
        Purchase, New York 10577

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 926-0044.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file numbers: 811-7674
                  811-07495

                     (This page intentionally left blank.)

DIVERSIFIED INVESTMENT ADVISORS, INC.
4 Manhattanville Road, Purchase, New York 10577
(914) 697-8000














3155 (rev. 5/04)

                                                         Filed under Rule 497(c)
                                                              File Nos. 33-61810
                                                                    and 811-7674

STEPHENS INSTITUTIONAL CLASS SHARES

The Diversified Investors Funds Group


May 1, 2004


-------------------------------------------
PROSPECTUS

-- International Equity Fund

-- Special Equity Fund

-- Equity Growth Fund

-- Value & Income Fund

-- High Yield Bond Fund

-- Intermediate Bond Fund

-- Money Market Fund

-------------------------------------------

                              STEPHENS INC.

Prospectus

                     THE DIVERSIFIED INVESTORS FUNDS GROUP

                     DIVERSIFIED INVESTMENT ADVISORS, INC.,
                               INVESTMENT ADVISER

                      STEPHENS INSTITUTIONAL CLASS SHARES

MONEY MARKET FUND
Diversified Investors Money Market Fund

BOND FUNDS
Stephens Intermediate Bond Fund

Diversified Investors High Yield Bond Fund


STOCK FUNDS
Diversified Investors Value & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Special Equity Fund
Diversified Investors International Equity Fund

       This prospectus describes the Stephens Institutional Class shares.

  The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. No Fund by itself is a complete investment program.

                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
                   or passed upon the adequacy or accuracy of
                   this prospectus, and any representation to
                      the contrary is a criminal offense.

May 1, 2004

TABLE OF CONTENTS


The Funds at a Glance.......................................    2
     Money Market Fund......................................    2
     Bond Funds.............................................    5
     Stock Funds............................................   11

Shareholder Services........................................   20
     How to Reach the Funds.................................   20
     How to Purchase Shares.................................   20
     How the Price of Your Shares is Calculated.............   21
     How to Sell Shares.....................................   21
     Shareholder Services and Policies......................   22

Dividends and Distributions.................................   23

Tax Matters.................................................   23

Management..................................................   24
     Investment Adviser.....................................   24
     Subadvisers............................................   24
     Advisory Fees..........................................   27

More About the Funds........................................   27
     Money Market Fund......................................   28
     Bond Funds.............................................   29
     Stock Funds............................................   30
     More About Risks.......................................   32

General Information.........................................   36

Total Returns...............................................   37

Financial Highlights........................................   42

THE FUNDS AT A GLANCE
                                                               MONEY MARKET FUND

DIVERSIFIED INVESTORS MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund's income.

     - The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

     - If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital. Because the Fund emphasizes stability, it may be an appropriate component of a savings plan.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time. All information is for the Stephens Institutional Class shares of the Fund. Stephens Institutional Class shares were first issued on January 2, 1998.

     -  The bar chart shows the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters for the years covered by the bar chart, and how the Fund's before- and after-tax average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

MONEY MARKET FUND

TOTAL RETURN
(per calendar year)
1999-2003
[BAR GRAPH - NUMBERS IN %]

                                                                             TOTAL RETURN
                                                                             ------------
1999                                                                             4.67
2000                                                                             5.84
2001                                                                             3.49
2002                                                                             1.27
2003                                                                             0.63


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             1.47%           December 31, 2000
-----------------------------------------------------------------
      Lowest              0.04%           September 30, 2002
-----------------------------------------------------------------



----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
----------------------------------------------------------------------------------
                                                              Since Inception
       Money Market Fund           1 Year       5 Year          January 1998
----------------------------------------------------------------------------------
      Return before taxes           0.63%        3.15%              3.46%
----------------------------------------------------------------------------------
         Salomon Bros.
     3-Month T-Bill Index           1.07%        3.79%              3.75%
----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD STEPHENS INSTITUTIONAL CLASS SHARES OF THE MONEY MARKET FUND.


    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                            None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None
    --------------------------------------------------------------------------------
     Redemption Fee                                                  None
    --------------------------------------------------------------------------------
     Exchange Fee                                                    None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                   0.25%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                      0.25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
          Administrative Services Fee                               0.30%
    --------------------------------------------------------------------------------
          Miscellaneous Expenses                                    0.69%
    --------------------------------------------------------------------------------
     Total Other Expenses                                           0.99%
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                           1.49%
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                     0.74%
    --------------------------------------------------------------------------------
     NET EXPENSES                                                   0.75%
    --------------------------------------------------------------------------------


   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Fund's expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

In addition to the fees and expenses shown above, clients participating in the Stephens Capital Management Asset Allocation Program will be subject to an advisory fee charged by Stephens Capital Management in connection with the Program at an annual rate of no more than 1.5% of assets under management.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:

     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:

     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------
     1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------
       $77              $240              $417              $930
-----------------------------------------------------------------------

                                                                      BOND FUNDS

STEPHENS INTERMEDIATE BOND FUND

DIVERSIFIED INVESTORS HIGH YIELD BOND FUND


THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

STEPHENS INTERMEDIATE BOND FUND     The Fund's goal is to generate a high level
                                    of current income consistent with a goal to preserve the value of its investors' investment.


HIGH YIELD BOND FUND                The Fund's goal is to provide a high level
                                    of current income.


MAIN INVESTMENT STRATEGIES

STEPHENS INTERMEDIATE BOND FUND

The Stephens Intermediate Bond Fund invests in a broad range of fixed income securities, including U.S. government obligations, foreign government debt securities (including securities issued by developing countries), and preferred stock and debt securities issued by U.S. and foreign companies. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund's dollar-weighted average maturity generally does not exceed ten years under normal circumstances.


HIGH YIELD BOND FUND



The High Yield Bond Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.


High-yield securities are usually lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

ALL BOND FUNDS


Each of the Bond Funds may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.


MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.


     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of certain securities held by the Funds, particularly those held by the High Yield Bond Fund, may be quite volatile.


     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down.

        Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.


     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.


     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        The Funds may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. Certain of these markets, such as Argentina, have recently experienced significant market turmoil.

     - PORTFOLIO SELECTION. The advisers of the Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Fund may lose money, or their investment in a Fund may not do as well as investments in other fixed income funds. In addition, the advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in one of these Funds may lose money.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Even a small investment in derivatives can have a large impact on a Fund's exposure to market, currency and interest rate changes. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Consider investing in the Bond Funds if you are seeking current income. Consider the INTERMEDIATE BOND FUND if you are seeking a higher level of current income than is generally available from a shorter-term bond fund and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss. You should not invest in the Bond Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets.


FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds' returns have varied over time. All information is for Stephens Institutional Class shares of the Funds. Stephens Institutional Class shares were first issued on January 2, 1998.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters for the years covered by the bar chart, and how the Funds' average annual returns for the periods indicated compare to that of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

     - After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before- and after-taxes is not necessarily an indication of how the Fund will perform in the future. The Average Annual Return Tables below assume the redemption of shares at the end of the period and the reinvestment of distributions and dividends.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

STEPHENS INTERMEDIATE BOND FUND

TOTAL RETURN
(per calendar year)
1999-2003
[BAR GRAPH - NUMBERS IN %]

                                                                             TOTAL RETURN
                                                                             ------------
1999                                                                              1.46
2000                                                                             11.71
2001                                                                              6.43
2002                                                                             10.47
2003                                                                              1.36


------------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
------------------------------------------------------------------
                                             Quarter Ending
------------------------------------------------------------------
      Highest              5.45%           September 30, 2001
------------------------------------------------------------------
      Lowest              -1.96%           December 31, 2001
------------------------------------------------------------------



----------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (through December 31, 2003)
----------------------------------------------------------------------------------
                                                              Since Inception
Stephens Intermediate Bond Fund    1 Year       5 Year          January 1998
----------------------------------------------------------------------------------
      Return before taxes          1.36%        6.20%              6.21%
----------------------------------------------------------------------------------
     Return after taxes on
         distributions             0.62%        4.21%              4.32%
----------------------------------------------------------------------------------
     Return after taxes on
distributions and sale of Fund
            shares                 0.89%        4.16%              4.22%
----------------------------------------------------------------------------------
      Lehman Intermediate
     Government Bond Index         2.29%        6.18%              6.56%
----------------------------------------------------------------------------------

HIGH YIELD BOND FUND


TOTAL RETURN
(per calendar year)
1999-2003
[BAR GRAPH - NUMBERS IN %]

                                                                             TOTAL RETURN
                                                                             ------------
1999                                                                             -0.07
2000                                                                             -4.37
2001                                                                              4.60
2002                                                                              1.69
2003                                                                             27.32



------------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
------------------------------------------------------------------
                                             Quarter Ending
------------------------------------------------------------------
      Highest              9.26%             June 30, 2003
------------------------------------------------------------------
      Lowest              -4.14%           December 31, 2000
------------------------------------------------------------------




----------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (through December 31, 2003)
----------------------------------------------------------------------------------
                                                              Since Inception
     High Yield Bond Fund          1 Year       5 Year          January 1998
----------------------------------------------------------------------------------
      Return before taxes          27.32%       5.32%              4.79%
----------------------------------------------------------------------------------
     Return after taxes on
         distributions             22.93%       1.33%              1.42%
----------------------------------------------------------------------------------
     Return after taxes on
distributions and sale of Fund
            shares                 17.51%       1.95%              1.91%
----------------------------------------------------------------------------------
          CSFB Global
       High Yield Index*           27.93%       6.43%              5.44%
----------------------------------------------------------------------------------
Merrill Lynch High-Yield Master
           II Index                28.15%       5.02%              4.67%
----------------------------------------------------------------------------------


---------------


* The High Yield Bond Fund previously compared its returns to the CSFB Global High-Yield Index. Effective May 1, 2003, the Fund uses the Merrill Lynch High-Yield Master II Index as its benchmark, because it believes this Index more accurately reflects the high-yield market.

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD STEPHENS INSTITUTIONAL CLASS SHARES OF THE BOND FUNDS.



--------------------------------------------------------------------------------------------------------------
                                                                   STEPHENS
 SHAREHOLDER FEES                                              INTERMEDIATE               HIGH YIELD
 (fees paid directly from your investment)                        BOND FUND                BOND FUND
--------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases                      None                     None
--------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)                                  None                     None
--------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None                     None
--------------------------------------------------------------------------------------------------------------
 Redemption Fee                                                        None                     None
--------------------------------------------------------------------------------------------------------------
 Exchange Fee                                                          None                     None
--------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
 as a % of average net assets
--------------------------------------------------------------------------------------------------------------
 Advisory Fee                                                         0.10%                    0.55%
--------------------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees                                            0.25%                    0.25%
--------------------------------------------------------------------------------------------------------------
 Other Expenses
--------------------------------------------------------------------------------------------------------------
      Administrative Services Fee                                     0.30%                    0.30%
--------------------------------------------------------------------------------------------------------------
      Miscellaneous Expenses                                          0.39%                    0.71%
--------------------------------------------------------------------------------------------------------------
 TOTAL OTHER EXPENSES                                                 0.69%                    1.01%
--------------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.04%                    1.81%
--------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(1)                           0.24%                    0.71%
--------------------------------------------------------------------------------------------------------------
 NET EXPENSES                                                         0.80%                    1.10%(2)
--------------------------------------------------------------------------------------------------------------


(1) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

(2) The High Yield Bond Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.


In addition to the fees and expenses shown above, clients participating in the Stephens Capital Management Asset Allocation Program will be subject to an advisory fee charged by Stephens Capital Management in connection with the Program at an annual rate of no more than 1.5% of assets under management.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:

     - you invest $10,000 in a Fund for the time periods indicated; and

     - you then sell all your shares at the end of those periods.

The example also assumes that:

     - your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   ---------------------------------------------------------------------------------------
                                                          STEPHENS
                                                        INTERMEDIATE                   HIGH YIELD
                                                         BOND FUND                     BOND FUND
                   ---------------------------------------------------------------------------------------
                              1 year                        $82                           $112
                   ---------------------------------------------------------------------------------------
                             3 years                        $255                          $350
                   ---------------------------------------------------------------------------------------
                             5 years                        $444                          $606
                   ---------------------------------------------------------------------------------------
                             10 years                       $990                         $1,340
                   ---------------------------------------------------------------------------------------


                                                            STOCK FUNDS

DIVERSIFIED INVESTORS VALUE & INCOME FUND
DIVERSIFIED INVESTORS EQUITY GROWTH FUND
DIVERSIFIED INVESTORS SPECIAL EQUITY FUND
DIVERSIFIED INVESTORS INTERNATIONAL EQUITY FUND

THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

VALUE & INCOME FUND                 The Fund's goal is to provide a high level
                                    of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

EQUITY GROWTH FUND                  The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

SPECIAL EQUITY FUND                 The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

INTERNATIONAL EQUITY FUND           The Fund's goal is to provide a high level
                                    of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

MAIN INVESTMENT STRATEGIES

VALUE & INCOME FUND

The Value & Income Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

EQUITY GROWTH FUND

The Equity Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to try to control the volatility often associated with growth funds. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

SPECIAL EQUITY FUND

The Special Equity Fund invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Active trading may increase the Fund's expenses.

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. In selecting individual securities, the advisers use a value-oriented strategy to identify companies that appear to be trading below their true worth.

ALL STOCK FUNDS

Each of the Stock Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.

Each Stock Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.


     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Equity Growth Fund is particularly susceptible to the risks of growth investing.



     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Value & Income Fund is particularly susceptible to the risks of value investing.


     - PORTFOLIO SELECTION. The success of the Equity Growth Fund's investment strategy depends largely on the skill of that Fund's advisers in assessing the growth potential of companies in which the Fund invests. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in the Fund may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


        The success of a Fund using a value approach, such as the Value & Income Fund, depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.


     - SMALLER COMPANIES. The securities of smaller and medium capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap and mid-cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments held by the Special Equity Fund are likely to be particularly susceptible to the risks of small-cap and mid-cap companies.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

        The International Equity Fund may invest up to 10% of its assets in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. Certain of these markets, such as Argentina, have recently experienced significant turmoil.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Even a small investment in derivatives can have a large impact on a Fund's exposure to market, currency and interest rate changes. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.


     - PORTFOLIO TURNOVER. The Special Equity Fund is actively managed, and the portfolio managers may trade securities frequently. The Special Equity Fund had an annual portfolio rate in 2003 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities which may increase a Fund's expenses and affect performance.


Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Consider investing in the Stock Funds if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. Consider the VALUE & INCOME FUND if you are seeking capital appreciation with an income component to temper volatility. Consider the EQUITY GROWTH, SPECIAL EQUITY and INTERNATIONAL EQUITY FUNDS if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. You should not invest in the Stock Funds to provide for short-term financial needs or to play short-term savings in the stock or bond markets. The Special Equity Fund emphasizes securities of small to medium size companies, and, as a result, this Fund may be particularly volatile.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time. All information is for Stephens Institutional Class shares of the Funds. Stephens Institutional Class shares were first issued on January 2, 1998.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters for the years covered by the bar chart, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

     - After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before- and after-taxes is not necessarily an indication of how the Fund will perform in the future. The Average Annual Total Returns tables below assume the redemption of shares at the end of the period and the reinvestment of distributions and dividends.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

VALUE & INCOME FUND

TOTAL RETURN
(per calendar year)
2001--2003
[BAR CHART - NUMBERS IN %]

                                                                          VALUE & INCOME FUND
                                                                          -------------------
2001                                                                             -2.49
2002                                                                            -15.76
2003                                                                             25.85



-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             13.67%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -19.27%          September 30, 2002
-----------------------------------------------------------------




--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2003)
--------------------------------------------------------------
                                       Since Inception
  Value & Income Fund       1 Year          July 2000
--------------------------------------------------------------
  Return before taxes        25.85%             -2.27%
--------------------------------------------------------------
  Return after taxes
   on distributions          25.08%             -3.90%
--------------------------------------------------------------
  Return after taxes
 on distributions and
  sale of Fund shares        17.64%             -2.68%
--------------------------------------------------------------
     S&P 500 Index           28.69%             -5.97%
--------------------------------------------------------------
  Russell 1000 Value
         Index               30.03%              4.30%
--------------------------------------------------------------

EQUITY GROWTH FUND

TOTAL RETURN
(per calendar year)
1999-2003
[BAR GRAPH - NUMBERS IN %]

                                                                             TOTAL RETURN
                                                                             ------------
1999                                                                             37.36
2000                                                                            -16.76
2001                                                                            -20.53
2002                                                                            -23.88
2003                                                                             26.03


-----------------------------------------------------------------
                   HIGHEST AND LOWEST RETURNS
        (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            25.31%           December 31, 1999
-----------------------------------------------------------------
      Lowest            -19.72%             March 31, 2001
-----------------------------------------------------------------



----------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS
                           (through December 31, 2003)
----------------------------------------------------------------------------------
                                                              Since Inception
      Equity Growth Fund           1 Year       5 Year          January 1998
----------------------------------------------------------------------------------
      Return before taxes          26.03%       -2.66%             -2.99%
----------------------------------------------------------------------------------
     Return after taxes on
         distributions             26.03%       -3.63%             2.05%
----------------------------------------------------------------------------------
     Return after taxes on
distributions and sale of Fund
            shares                 16.92%       -2.36%             -2.43%
----------------------------------------------------------------------------------
         S&P 500 Index             28.69%       -0.57%             -3.78%
----------------------------------------------------------------------------------
   Russell 1000 Growth Index       29.75%       -5.11%             -1.08%
----------------------------------------------------------------------------------

SPECIAL EQUITY FUND

TOTAL RETURN
(per calendar year)
1999-2003
[BAR GRAPH - NUMBERS IN %]

                                                                             TOTAL RETURN
                                                                             ------------
1999                                                                             25.44
2000                                                                             -4.60
2001                                                                             -3.38
2002                                                                            -24.64
2003                                                                             43.46



-----------------------------------------------------------------
                   HIGHEST AND LOWEST RETURNS
        (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            20.11%             June 30, 2003
-----------------------------------------------------------------
      Lowest            -21.48%           September 30, 2002
-----------------------------------------------------------------




-------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
                       (through December 31, 2003)
-------------------------------------------------------------------------
                                                        Since Inception
   Special Equity Fund        1 Year         5 Year     January 1998
-------------------------------------------------------------------------
   Return before taxes        43.46%          4.61%           4.53%
-------------------------------------------------------------------------
  Return after taxes on
      distributions           43.46%          3.79%           3.85%
-------------------------------------------------------------------------
  Return after taxes on
distributions and sale of
       Fund shares            28.25%          3.74%           3.72%
-------------------------------------------------------------------------
   Russell 2000 Index         47.25%          7.13%           5.45%
-------------------------------------------------------------------------
      S&P 500 Index           28.69%         -0.57%           3.78%
-------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

TOTAL RETURN
(per calendar year)
1999-2003
[BAR GRAPH - NUMBERS IN %]

                                                                             TOTAL RETURN
                                                                             ------------
1999                                                                             63.93
2000                                                                            -18.98
2001                                                                            -18.89
2002                                                                            -17.24
2003                                                                             33.05


-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            27.46%           December 31, 1999
-----------------------------------------------------------------
      Lowest            -20.25%           September 30, 2002
-----------------------------------------------------------------



-------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
                       (through December 31, 2003)
-------------------------------------------------------------------------
                                                        Since Inception
International Equity Fund     1 Year         5 Year     January 1998
-------------------------------------------------------------------------
   Return before taxes        33.05%          3.47%           4.58%
-------------------------------------------------------------------------
  Return after taxes on
      distributions           32.62%          2.82%           3.96%
-------------------------------------------------------------------------
  Return after taxes on
distributions and sale of
       Fund shares            21.68%          2.77%           3.74%
-------------------------------------------------------------------------
       MSCI World
       Ex-US Index            40.01%          0.77%           3.62%
-------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD STEPHENS INSTITUTIONAL CLASS SHARES OF THE STOCK FUNDS.


    ----------------------------------------------------------------------------------------------------------
                                                VALUE &         EQUITY          SPECIAL        INTERNATIONAL
          SHAREHOLDER FEES (FEES PAID           INCOME          GROWTH          EQUITY            EQUITY
        DIRECTLY FROM YOUR INVESTMENT)           FUND            FUND            FUND              FUND
    ----------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Purchases                                    None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)         None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                         None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     Redemption Fee                               None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     Exchange Fee                                 None            None            None              None
    ----------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund
     assets) as a % of average net
     assets(1)
    ----------------------------------------------------------------------------------------------------------
     Advisory Fee                                0.45%           0.62%           0.80%             0.75%
    ----------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                   0.25%           0.25%           0.25%             0.25%
    ----------------------------------------------------------------------------------------------------------
     Other Expenses
    ----------------------------------------------------------------------------------------------------------
          Administrative Services Fee            0.30%           0.30%           0.30%             0.30%
    ----------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                 0.51%           0.59%           0.56%             0.74%
    ----------------------------------------------------------------------------------------------------------
     TOTAL OTHER EXPENSES                        0.81%           0.89%           0.86%             1.04%
    ----------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES        1.51%           1.76%           1.91%             2.04%
    ----------------------------------------------------------------------------------------------------------
     Fee Waivers and/or Reimbursements(2)        0.46%           0.76%           0.71%             0.79%
    ----------------------------------------------------------------------------------------------------------
     NET EXPENSES                                1.05%           1.00%           1.20%             1.25%
    ----------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

In addition to the fees and expenses shown above, clients participating in the Stephens Capital Management Asset Allocation Program will be subject to an advisory fee charged by Stephens Capital Management in connection with the Program at an annual rate of no more than 1.5% of assets under management.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:

     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:

     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    -------------------------------------------------------------------------------------------------------
                                VALUE &              EQUITY             SPECIAL           INTERNATIONAL
                              INCOME FUND         GROWTH FUND         EQUITY FUND          EQUITY FUND
    -------------------------------------------------------------------------------------------------------
           1 year                 $107                $102                $122                 $127
    -------------------------------------------------------------------------------------------------------
           3 years                $334                $318                $381                 $397
    -------------------------------------------------------------------------------------------------------
           5 years                $579                $552                $660                 $686
    -------------------------------------------------------------------------------------------------------
          10 years               $1,283              $1,225              $1,455               $1,511
    -------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.
                                                          HOW TO REACH THE FUNDS

BY TELEPHONE         Call (501) 374-4361 or call toll free at (800) 643-9691,
                     Ext. 4361

BY MAIL                Stephens Inc.
                       111 Center Street
                       Little Rock, AR 72201
                       Attention: Stephens Capital Management
                                                          HOW TO PURCHASE SHARES

Stephens Institutional Class shares are available only to investment clients of Stephens Inc.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the Distributor.

Initial and subsequent purchases may be made by check or wire transfer. There is no minimum initial or subsequent investment amount. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks should be made payable to Stephens Inc. and mailed to the address listed above under "How to Reach the Funds."

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within 15 days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call Stephens Capital Management at (800) 643-9691, Ext. 4361 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to Stephens Capital Management at the address above.

Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

The International Equity Fund has established new procedures concerning sales and purchases of shares of that Fund. These new procedures are designed to discourage large volume exchange activity by certain shareholders which has the potential to affect negatively the Fund and its other shareholders. Specifically, if a shareholder sells International Equity Fund shares (either through an exchange or a redemption), that shareholder may not be permitted to exchange shares back into the International Equity Fund for 90 days. This restriction on exchanges will not affect purchases of International Equity

Fund shares through regular retirement plan contributions during any such 90 day period. In addition, The Diversified Investors Funds Group continues to reserve the right to modify or terminate the exchange privilege at any time with respect to any or all Funds.
                                      HOW THE PRICE OF YOUR SHARES IS CALCULATED

Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. No Fund calculates NAV on days when the New York Stock Exchange is closed. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

What is NAV?

NAV refers to a Fund's net asset value. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value procedures established by and under the supervision of the Trustees. Foreign securities are normally valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Each Fund may use fair value procedures approved by each Fund's Board of Trustees to price securities if it believes a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund's NAV is calculated. (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated) A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures.

Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.
                                                              HOW TO SELL SHARES

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares should be mailed to Stephens Inc. at the address listed above under "How to Reach the Funds."

At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

                                               SHAREHOLDER SERVICES AND POLICIES

EXCHANGES

On any business day you may exchange all or a portion of your Stephens Institutional Class shares for Stephens Institutional Class shares of any other available Fund. To make exchanges, please call the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the Distributor. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account, contact the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361 or (501) 374-4361 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact the transfer desk of Stephens Capital Management at (800) 643-9691, Ext. 4361 or (501) 374-4361.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

TAXES ON DISTRIBUTIONS

Taxable investors normally will have to pay federal income taxes on distributions from a Fund, even though the distributions are reinvested in additional shares. Distributions from net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) ordinarily will be taxable as long-term capital gains. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. Other distributions, including net short term capital gain are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

TAXES ON SALES OR EXCHANGES


If you are otherwise subject to federal income taxes, any time you sell or exchange shares the sale or exchange is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions or exchanges of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, taxable investors who buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds (except for redemption proceeds from Diversified Institutional Money Market Fund) and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States.

MANAGEMENT
                                                              INVESTMENT ADVISER

Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds (called Portfolios) in which the Funds invest. Diversified also advises the Intermediate Bond Fund. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group.

Diversified has selected subadvisers for each underlying mutual fund. Diversified provides general supervision of the subadvisers and also manages the assets of the Intermediate Bond Fund, subject to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the underlying mutual funds and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Investors in all of the Portfolios (including the applicable Funds) have approved the exemptive order.

                                                                     SUBADVISERS

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.

MONEY MARKET FUND

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The principal business address of Capital Management Group is 1740 Broadway, New York, New York 10019.

David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

INTERMEDIATE BOND FUND

Allegiance Investment Management, L.L.C.
Stephens Capital Management

Allegiance Investment Management, L.L.C. Allegiance was formed in 2001. Its predecessor, Allegiance Capital, Inc., was formed in 1988. 100% of Allegiance Capital, Inc.'s assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002. The principal business address of Allegiance is 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.

Bill Mawhorter, Managing Director, Chairman and Chief Investment Officer of Allegiance, is responsible for the day-to-day supervision of the Intermediate Government Bond Fund on behalf of Allegiance. Mr. Mawhorter has been a portfolio manager with Allegiance since 1988.

Stephens Capital Management ("SCM"). SCM was formed in 1982 and has been a registered investment adviser since 1982. The principal business address of SCM is 111 Center Street, Little Rock, Arkansas 72203.

William L. Tedford, Executive Vice President of Stephens, Inc., is responsible for the day-to-day supervision of the Intermediate Government Bond Fund on behalf of SCM. Mr. Tedford has been employed with Stephens, Inc. since 1966.


HIGH YIELD BOND FUND



Eaton Vance Management. Eaton Vance Corp. is the indirect owner of Eaton Vance Management which has been a registered investment adviser since October 30, 1990. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.



Linda Carter, Vice President, Portfolio Manager and Senior Fixed Income Analyst, and Michael W. Weilheimer, Director of High Yield Fixed Income, Vice President and Portfolio Manager, are responsible for the day-to-day supervision of management of the High Yield Bond Fund. Ms. Carter has been with Eaton Vance Management for more than five years and has held the following positions: Vice President, John Hancock Advisers; Senior Investment Officer, Allmerica Financial; Investment Analyst, United Business Services. Mr. Weilheimer has been with Eaton Vance Management for more than five years and has held the following positions: Senior Analyst, Amroc Investments, L.P.; and Senior Analyst, Cowen & Company.


VALUE & INCOME FUND

Alliance Capital Management, L.P. Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively, as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.


In December 2003, Alliance Capital Management announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Portfolio.

EQUITY GROWTH FUND

Ark Asset Management Co., Inc.
RCM Capital Management, LLC
Marsico Capital Management, LLC

Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.

RCM Capital Management, LLC. Dresdner RCM Global Investors LLC changed its name to RCM Capital Management, LLC effective January 1, 2004. RCM was established in 1996 and has been a registered investment adviser since 1972. The principal business address of RCM is Four Embarcadero Center, San Francisco, California 94111.

Marsico Capital Management, LLC. Marsico, a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1988 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.

SPECIAL EQUITY FUND

INVESCO Institutional (N.A.), Inc.
RS Investment Management, L.P.
Seneca Capital Management, LLC
Wellington Management Company, LLP
Westport Asset Management, Inc.

INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC. The principal business address of INVESCO is 1166 Avenue of the Americas, 26th Floor, New York, New York 10036.

Jeremy S. Lefkowitz, Portfolio Manager, is responsible for the day-to-day management of the Special Equity Fund on behalf of INVESCO. Mr. Lefkowitz has been employed by INVESCO since October 1974.

RS Investment Management, L.P. RS was formed in 1999 and is owned by certain of its employees. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 388 Market Street, Suite 200 San Francisco, California 94111.

David J. Evans, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Special Equity Fund on behalf of RS Investment Management, L.P. since 1999 and has been employed by RS Investment Management, L.P. since 1989.

Seneca Capital Management, LLC. Seneca (or its predecessor) has been a registered investment adviser since 1989. Seneca is owned by certain of its employees and Phoenix Investment Partners, a division of Phoenix Home Life. The principal business address of Seneca is 909 Montgomery Street, Suite 500, San Francisco, California 94133.

Gail P. Seneca, Chief Investment Officer and Richard D. Little, Sr. Equity Portfolio Manager are responsible for the day-to-day management of the Special Equity Fund on behalf of Seneca since 2002 and have been employed by Seneca since 1989.


Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.



Stephen T. O'Brien, Senior Vice President and Portfolio Manager, ha been responsible for the day-to-day management of the Special Equity Fund on behalf of Wellington Management since 2002 and has been employed by Wellington Management since 1983.


Westport Asset Management, Inc. Westport was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Fund on behalf of Westport since 1994 and has been employed by Westport since 1983.

INTERNATIONAL EQUITY FUND


LSV Asset Management


Wellington Management Company, LLP



LSV Asset Management. LSV was formed in 1994 and is owned by eleven equity partners, all of whom are actively involved in the business. The employees of LSV own a majority of the firm's equity. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.



Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.



Andrew S. Offit, Senior Vice President and Portfolio Manager, has been responsible for the day-to-day management of the International Equity Fund on behalf of Wellington Management since 2004 and has been employed by Wellington Management since 1997.

                                                                   ADVISORY FEES

For the fiscal year ended December 31, 2003, the Fund paid Diversified and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below.


    --------------------------------------------------------------------------------
     Money Market Fund                                                   0.25%
    --------------------------------------------------------------------------------
     Intermediate Bond Fund                                              0.00%
    --------------------------------------------------------------------------------
     High Yield Bond Fund                                                0.54%
    --------------------------------------------------------------------------------
     Value & Income Fund                                                 0.45%
    --------------------------------------------------------------------------------
     Equity Growth Fund                                                  0.62%
    --------------------------------------------------------------------------------
     Special Equity Fund                                                 0.80%
    --------------------------------------------------------------------------------
     International Equity Fund                                           0.75%
    --------------------------------------------------------------------------------


MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. Of course, the Fund's advisers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below or in the Statement of Additional Information at any particular time.


Each Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities which may increase the Fund's expenses and affect performance.


Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                                                               MONEY MARKET FUND

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

                                                                      BOND FUNDS

What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.

The INTERMEDIATE BOND FUND may invest in a broad range of fixed income securities, including U.S. government obligations, foreign government debt securities (including securities issued by developing countries), and preferred stock and debt securities issued by U.S. and foreign companies. The Fund invests primarily in U.S. government obligations and debt securities issued by U.S. companies. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments. The Fund's duration generally is between one and six years, and its dollar-weighted average maturity generally does not exceed ten years under normal circumstances. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.

The portfolio managers of the Intermediate Bond Fund use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers then attempt to select securities that will enable the Fund to achieve a high total return relative to other intermediate bond funds.

What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.


The HIGH YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.


High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Fund considers securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to try to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stock warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Fund. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. In that case, derivative investments will be considered related investments for purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Bond Funds use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.

Each Fund's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, the Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.
                                                                     STOCK FUNDS

The VALUE & INCOME FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The portfolio managers of the VALUE & INCOME FUND use a "bottom up" value-oriented approach in selecting investments for the Fund. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determinations of companies that are in fact undervalued, but have good longer term business prospects.

The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A fund's advisers may fail to pick stocks that outperform the economy or that do as well as the economy.

The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund utilizes two growth-style managers, two value-oriented managers and one core manager. The Fund is designed to provide an opportunity for higher returns relative to the broad small-cap market during periods when a particular style is out of favor.

Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.

The portfolio advisers of the EQUITY GROWTH and SPECIAL EQUITY FUNDS, use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Fund invests in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.


The portfolio managers of the INTERNATIONAL EQUITY FUND use a "bottom up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a fundamental analysis to identify companies that appear to be trading below their true worth or to identify companies with higher earnings growth expectations. The managers blend their basic, fundamental approach with macroeconomic and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

                                    *  *  *

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Fund. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. In that case, derivative investments will be considered related investments for purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.

Each Fund's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.
                                                                MORE ABOUT RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by the Funds may be quite volatile.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.



GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Equity Growth and International Equity Funds are susceptible to the risks of growth investing.


VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.


A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income and International Equity Funds are particularly susceptible to the risks of value investing.


PORTFOLIO SELECTION. The advisers of the Bond Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Fund may lose money, or their investment in a Bond Fund may not do as well as investments in other fixed income funds.

The success of the Equity Growth Fund's investment strategy depends largely on the skill of that Fund's advisers in assessing the growth potential of companies in which the Fund invests. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in the Fund may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


The success of a Fund using a value approach, such as the Value & Income Fund, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.



The International Equity Fund is managed using both the growth and value approaches. Accordingly, investments in this Fund may not perform as well as investments in another stock fund using either a growth approach or a value approach.


SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap companies. Investments in small-cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small-cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small-cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small-cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held by the Special Equity Fund are likely to be particularly susceptible to the risks of small-cap companies.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     - The International Equity Fund may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods. Certain of these markets, such as Argentina, have recently experienced significant turmoil.

     - Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Fund's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge may be designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Even a small investment in derivatives can have a large impact on a Fund's exposure to market, currency and interest rate changes. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.


PORTFOLIO TURNOVER. The Special Equity Fund had an annual portfolio turnover rate in 2003 in excess of 100%. Trading securities may produce capital gains which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities which may increase that Fund's expenses and affect performance.


LEGAL PROCEEDINGS. There are no legal proceedings to which the Funds or Diversified is a party and which are expected to have a material adverse effect on either the Funds or on Diversified's ability to perform its contractual obligations as investment adviser to the Funds.

However, on or about December 1, 2003, a complaint styled Enron Corp. v. J. P. Morgan Securities, Inc., et al., Adversary Proceeding No. 03-92677 (AJG) was filed in the United States Bankruptcy Court for the Southern District of New York. The complaint, which relates to the pending Enron Corporation Chapter 11 bankruptcy proceedings, names as defendants those persons that held on October 30, 2001 certain commercial paper (notes) that had been issued by Enron. Among the named defendants are Diversified and two of the Portfolios (believed to be the Intermediate Government Bond Portfolio and the Value & Income Portfolio ("Defendant Portfolios")).

The complaint alleges that Enron sold commercial paper pursuant to an offering memorandum dated September 14, 2001 and that in a series of transactions between October 26, 2001 and November 6, 2001, Enron, at the urging of some or all of the defendants named in the complaint, transferred over $1 billion to the defendants for the purpose of prepaying the notes prior to their maturity. According to the complaint, among the transfers made by Enron during that period were transfers totaling $16,589,671.11 made to a group of entities including the Defendant Portfolios for the purpose of repurchasing the Enron commercial paper held by them. The complaint alleges that these transfers are avoidable under the bankruptcy code on the ground that they were preferential and constructively fraudulent, and seeks to hold Diversified, the Defendant Portfolios and certain other entities jointly and severally liable for these transfers.

Diversified and the Defendant Portfolios deny the claims raised in the complaint and are exploring defenses to the allegations. As of the date of this prospectus, this proceeding is still at an early stage and it would be premature to express a view as to the likelihood that Diversified or the Defendant Portfolios will prevail in this matter, the extent of loss that any such party might suffer should it not prevail, or whether any such party might be entitled to indemnification or contribution from any third party to compensate any such loss.

GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. Pursuant to an agreement between Diversified and Stephens, Stephens will receive additional compensation from the Distributor for providing distribution and marketing services with respect to the Stephens Institutional Class Shares. Stephens will also receive compensation from the Funds for providing shareholder services to customers of Stephens who own Stephens Institutional Class Shares. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. Diversified or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, Diversified or their affiliates, as applicable, and may be substantial.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include a Fund's distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Fund. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Fund in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.

What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12b-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

INVESTMENT STRUCTURE. Each Fund (except for the Intermediate Bond Fund which invests directly in securities) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

TRUST AND SHARE CLASSES. Each Fund is a series of The Diversified Investors Fund Group, which is a Massachusetts business trust. Each of the Funds other than Intermediate Bond Fund issues more than one class of shares. Each Fund issues Stephens Institutional Class shares. Each Fund other than the Intermediate Bond Fund also issues Diversified Class shares. Stephens Institutional Class shares are described in this prospectus. Call the Distributor at (914) 697-8000 for more information.


TOTAL RETURNS


Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New
York). The total return for each Fund (other than the High-Yield Bond Fund) for any period which includes a period prior to the contribution by the Pooled Separate Account will reflect the performance of the Pooled Separate Account.

Pooled Separate Account performance is only included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices and was managed in a manner that are in all material respects the same as for the applicable Fund. Furthermore, this Pooled Separate Account performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected. None of the Pooled Separate Accounts was organized for the purpose of establishing a performance record for a Fund.

Historical performance information for periods prior to the establishment of the Stephens Institutional Class shares for a Fund (other than the Intermediate Bond
Fund) will be that of the respective Diversified Class shares for that Fund and will be presented in accordance with the applicable interpretations of the Securities and Exchange Commission.

As of December 31, 2003, the average annual total returns for the Stephens Institutional Class shares of each of the following Funds, including the Pooled Separate Accounts referred to above, were as follows:


 ------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR THE
                                                                                                                PERIOD
                                                   FOR THE        FOR THE        FOR THE        FOR THE         SINCE
                                                     YEAR         3 YEARS        5 YEARS        10 YEARS      INCEPTION
                                   INCEPTION        ENDED          ENDED          ENDED          ENDED         THROUGH
                                      DATE         12/31/03       12/31/03       12/31/03       12/31/03       12/31/03
 ------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                      1/98           0.63%          1.79%          3.15%          3.95%          6.64%
   -----------------------------------------------------------------------------------------------------------------------
    STEPHENS INTERMEDIATE BOND        1/98           1.36%          6.02%          6.20%           N/A           6.20%
   -----------------------------------------------------------------------------------------------------------------------
    HIGH YIELD BOND                   1/98          27.32%         10.64%          5.32%           N/A           6.72%
   -----------------------------------------------------------------------------------------------------------------------
    VALUE & INCOME                    7/00          25.85%          1.07%          3.91%         10.78%         12.38%
   -----------------------------------------------------------------------------------------------------------------------
    EQUITY GROWTH                     1/98          26.03%         -8.64%         -2.66%          8.21%          8.19%
   -----------------------------------------------------------------------------------------------------------------------
    SPECIAL EQUITY                    1/98          43.46%          1.47%          4.61%         11.31%         12.63%
   -----------------------------------------------------------------------------------------------------------------------
    INTERNATIONAL EQUITY              1/98          33.05%         -3.68%          3.47%          6.74%          8.85%
   -----------------------------------------------------------------------------------------------------------------------


The table below shows the total returns calculated for the period indicated for all institutional private accounts and collective investment vehicles managed by a subadviser that has less than a three year track record with the Fund.

Each of these institutional private accounts and collective investment vehicles have investment objectives, policies and restrictions substantially similar to the applicable Fund and have been managed in substantially the same way that Fund is managed. The institutional private accounts and collective investment vehicles that are included in the subadviser's composites are not registered under the Investment Company Act of 1940 and are not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the institutional private accounts and collective investment vehicles included in the composites were so registered, investment performance may have been adversely affected.

This data is provided to illustrate the past performances of a subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of a Fund. Investors should not consider this performance data as an indication of future performance of the Funds or the subadvisers. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds.

The subadvisers' composites presented below are unaudited. The use of a methodology different from that used to calculate the performance data set forth below could result in different performance data. The subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods unless otherwise indicated. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 2003.

    --------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE          INCEPTION
                                          1 YEAR      3 YEARS      5 YEARS       10 YEARS       INCEPTION           DATE
    --------------------------------------------------------------------------------------------------------------------------
     EATON VANCE COMPOSITE SUBADVISER
     TO HIGH YIELD BOND FUND              29.57%       10.34%        7.21%         8.79%          12.79%         01/01/1991
    ------------------------------------------------------------------------------------------------------------------------
        MERRILL LYNCH HIGH YIELD BOND
        FUND(12)                          28.15%        9.52%        5.02%         7.05%          10.75%                 --
    ------------------------------------------------------------------------------------------------------------------------
        CSFB GLOBAL HIGH YIELD
        INDEX(1)                          27.93%       11.74%        6.43%         7.29%          11.32%                 --
    ------------------------------------------------------------------------------------------------------------------------
        LIPPER HIGH YIELD BOND FUND
        INDEX(2)                          26.36%        6.86%        2.92%         5.25%           9.67%                 --
    ------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------
     ARK ASSET MANAGEMENT CO.
     COMPOSITE SUBADVISER TO EQUITY
     GROWTH FUND                          30.99%       -5.53%        2.64%          N/A            9.10%         01/01/1998
    ------------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH INDEX(3)      29.75%       -9.36%       -5.11%          N/A            1.08%                 --
    ------------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(4)       28.24%       -7.27%       -1.89%          N/A            2.25%                 --
    ------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------
     MARSICO COMPOSITE SUBADVISER TO
     EQUITY GROWTH FUND                   31.97%       -2.35%        4.70%          N/A            4.70%         01/01/1999
    ------------------------------------------------------------------------------------------------------------------------
        RUSSELL 1000 GROWTH INDEX(3)      29.75%       -9.36%       -5.11%          N/A           -5.11%                 --
    ------------------------------------------------------------------------------------------------------------------------
        LIPPER GROWTH FUND INDEX(4)       28.24%       -7.27%       -1.89%          N/A           -1.89%                 --
    ------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------
     WELLINGTON COMPOSITE SUBADVISER
     TO SPECIAL EQUITY FUND               44.63%       24.83%         N/A           N/A           24.00%         01/01/2000
    ------------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 VALUE INDEX(5)       46.03%       13.83%         N/A           N/A           16.01%                 --
    ------------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP VALUE
        INDEX(6)                          47.53%       15.37%         N/A           N/A           15.55%                 --
    ------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------
     SENECA COMPOSITE SUBADVISER TO
     SPECIAL EQUITY FUND                  43.74%       -3.25%         N/A           N/A           11.18%         06/01/1999
    ------------------------------------------------------------------------------------------------------------------------
        RUSSELL 2000 GROWTH INDEX(7)      48.54%       -2.03%         N/A           N/A           -1.71%                 --
    ------------------------------------------------------------------------------------------------------------------------
        LIPPER SMALL CAP GROWTH
        INDEX(8)                          44.77%       -3.03%         N/A           N/A           -4.52%                 --
    ------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------
     LSV ASSET MANAGEMENT COMPOSITE
     SUBADVISOR TO INTERNATIONAL
     EQUITY FUND                          45.70%       11.38%       10.93%          N/A           11.61%           1/1/1998
    ------------------------------------------------------------------------------------------------------------------------
        MSCI WORLD EX-US VALUE INDEX
        (9)                               46.63%        0.71%        4.46%          N/A            8.40%                 --
    ------------------------------------------------------------------------------------------------------------------------
        LIPPER INTERNATIONAL FUNDS
        INDEX (10)                        36.00%       -1.86%        2.13%          N/A            3.82%                 --
    ------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------
     WELLINGTON COMPOSITE
     SUBADVISOR TO INTERNATIONAL
     EQUITY FUND                          52.77%        1.96%        6.52%          N/A           10.56%          10/1/1998
    ------------------------------------------------------------------------------------------------------------------------
        MSCI WORLD EX-US GROWTH
        INDEX(11)                         33.50%       -5.47%       -3.27%          N/A            0.67%                 --
    ------------------------------------------------------------------------------------------------------------------------
        LIPPER INTERNATIONAL FUNDS
        INDEX(10)                         36.00%       -1.86%        2.13%          N/A            4.87%                 --
    ------------------------------------------------------------------------------------------------------------------------

   (1) The Credit Suisse First Boston Global High Yield Index ("CSFB Global HY" or "Index") is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly).



   (2) The Lipper High Yield Bond Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".



   (3) The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).



   (4) The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".



   (5) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.



   (6) The Lipper Small-Cap Value Index is an equally weighted index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective.



   (7) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.



   (8) The Lipper Small Cap Growth Funds Index consists of equally-weighted performance indices, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective.



   (9) The MSCI World Ex-US Value Index is the value component of the MSCI World Ex-US Index, which is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index consists of 22 developed market country indices excluding the United States.



   (10) The Lipper International Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The fund invests its assets in securities whose primary trading markets are outside of the United States.



   (11) The MSCI World Ex-US Growth Index is the growth component of the MSCI World Ex-US Index, which is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index consists of 22 developed market country indices excluding the United States.



   (12) The Merrill Lynch High Yield Master II Index is a market capitalization weighted index of all domestic and Yankee high yield bonds, and tracks the performance high yield securities trades in the U.S. Bond Market.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS

This table is intended to help you understand each Fund's performance and other financial information for the period of each of the Institutional Fund's operations. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose report thereon is included in the 2003 Fund's Annual Report.

STEPHENS INSTITUTIONAL CLASS OF SHARES

                                          INCOME (LOSS) FROM
                                         INVESTMENT OPERATIONS
                                      ---------------------------
                                                    NET REALIZED       TOTAL
                        NET ASSET        NET       AND UNREALIZED     INCOME
       FOR THE            VALUE,      INVESTMENT       GAINS        (LOSS) FROM
     PERIOD/YEAR       BEGINNING OF     INCOME      (LOSSES) ON     INVESTMENT
        ENDED          PERIOD/YEAR      (LOSS)      INVESTMENTS     OPERATIONS
     -----------       ------------   ----------   --------------   -----------
MONEY MARKET
12/31/2003...........     $10.53        $0.07          $   --          $0.07
12/31/2002...........      10.48         0.13              --           0.13
12/31/2001...........      10.44         0.37           (0.01)          0.36
12/31/2000...........      10.40         0.60           (0.01)          0.59
12/31/1999...........      10.23         0.48              --           0.48
VALUE & INCOME(1)
12/31/2003...........       6.11         0.09            1.45           1.54
12/31/2002...........       7.52         0.09           (1.26)         (1.17)
12/31/2001...........       8.13         0.12           (0.33)         (0.21)
12/31/2000...........      10.00         0.07           (1.17)         (1.10)
EQUITY GROWTH
12/31/2003...........       7.30        (0.00)*          1.90           1.90
12/31/2002...........       9.59        (0.01)          (2.28)         (2.29)
12/31/2001...........      12.68        (0.03)          (2.60)         (2.63)
12/31/2000...........      16.82         0.05           (2.75)         (2.70)
12/31/1999...........      13.35        (0.04)           4.90           4.86
SPECIAL EQUITY
12/31/2003...........       7.34        (0.03)           3.22           3.19
12/31/2002...........       9.73        (0.03)          (2.36)         (2.39)
12/31/2001...........      10.07        (0.04)          (0.30)         (0.34)
12/31/2000...........      11.17        (0.03)          (0.42)         (0.45)
12/31/1999...........      10.34        (0.02)           2.51           2.49
HIGH YIELD BOND
12/31/2003...........       6.83         0.64            1.15           1.79
12/31/2002...........       7.41         0.61           (0.50)          0.11
12/31/2001...........       7.86         0.70           (0.35)          0.35
12/31/2000...........       9.00         0.74           (1.11)         (0.37)
12/31/1999...........      10.15         0.83           (0.82)          0.01
INTERNATIONAL EQUITY
12/31/2003...........       8.49         0.07            2.72           2.79
12/31/2002...........      10.37         0.05           (1.83)         (1.78)
12/31/2001...........      13.02         0.03           (2.49)         (2.46)
12/31/2000...........      17.31         0.05           (3.32)         (3.27)
12/31/1999...........      10.80         0.04            6.84           6.88
STEPHENS INTERMEDIATE BOND
12/31/2003...........      10.54         0.22           (0.08)          0.14
12/31/2002...........      10.63         0.41            0.68           1.09
12/31/2001...........      10.64         0.66            0.01           0.67
12/31/2000...........       9.99         0.48            0.67           1.15
12/31/1999...........      10.27         0.44           (0.29)          0.15


                                       DIVIDENDS AND DISTRIBUTIONS FROM
                       ----------------------------------------------------------------
                                                                IN EXCESS
                                    IN EXCESS        NET         OF NET         TAX
       FOR THE            NET         OF NET      REALIZED      REALIZED       RETURN
     PERIOD/YEAR       INVESTMENT   INVESTMENT    GAINS ON      GAINS ON         OF
        ENDED            INCOME       INCOME     INVESTMENTS   INVESTMENTS   CAPITAL(A)
     -----------       ----------   ----------   -----------   -----------   ----------
MONEY MARKET
12/31/2003...........    $(0.02)      $   --       $   --        $   --        $   --
12/31/2002...........     (0.08)          --           --            --            --
12/31/2001...........     (0.32)          --           --            --         (0.00)*
12/31/2000...........     (0.55)          --           --            --            --
12/31/1999...........     (0.31)          --           --            --            --
VALUE & INCOME(1)
12/31/2003...........     (0.27)          --           --            --         (0.00)*
12/31/2002...........     (0.22)          --        (0.02)           --            --
12/31/2001...........     (0.28)          --        (0.12)           --            --
12/31/2000...........     (0.15)          --        (0.62)           --            --
EQUITY GROWTH
12/31/2003...........        --           --           --            --            --
12/31/2002...........        --           --           --            --            --
12/31/2001...........        --           --        (0.46)           --         (0.00)*
12/31/2000...........     (0.28)          --        (1.16)           --            --
12/31/1999...........        --           --        (1.39)           --            --
SPECIAL EQUITY
12/31/2003...........        --           --           --            --            --
12/31/2002...........        --           --           --            --            --
12/31/2001...........        --           --           --            --            --
12/31/2000...........        --           --        (0.07)        (0.58)        (0.00)*
12/31/1999...........        --           --        (1.66)           --            --
HIGH YIELD BOND
12/31/2003...........     (0.76)          --           --            --            --
12/31/2002...........     (0.68)          --           --            --         (0.01)
12/31/2001...........     (0.77)          --           --            --         (0.03)
12/31/2000...........     (0.76)       (0.01)          --            --            --
12/31/1999...........     (1.15)       (0.01)          --            --            --
INTERNATIONAL EQUITY
12/31/2003...........     (0.15)          --           --            --            --
12/31/2002...........     (0.10)          --           --            --            --
12/31/2001...........     (0.07)          --        (0.12)           --            --
12/31/2000...........     (0.00)*      (0.01)       (1.01)           --            --
12/31/1999...........        --        (0.03)       (0.34)           --            --
STEPHENS INTERMEDIATE
12/31/2003...........     (0.22)          --        (0.00)*          --            --
12/31/2002...........     (0.41)          --        (0.77)           --            --
12/31/2001...........     (0.66)          --        (0.02)           --            --
12/31/2000...........     (0.50)          --           --            --         (0.00)*
12/31/1999...........     (0.42)          --           --            --         (0.01)


---------------


(a) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.



(b) Portfolio turnover of the Series Portfolio and Stephens Intermediate Bond Fund.



*   Less than one penny per share.



**  Annualized.



(1) Commencement of Operations July 7, 2000.

                                                                         RATIO TO AVERAGE NET ASSETS
                                                         -----------------------------------------------------------
                                                                          EXPENSES
        TOTAL        NET ASSET                            EXPENSES     INCLUDING THE        NET       NET INVESTMENT
      DIVIDENDS       VALUE,               NET ASSETS,   INCLUDING    SERIES PORTFOLIO   INVESTMENT   INCOME (LOSS)
         AND          END OF      TOTAL      END OF      THE SERIES       (NET OF          INCOME        (NET OF        PORTFOLIO
    DISTRIBUTIONS   PERIOD/YEAR   RETURN   PERIOD/YEAR   PORTFOLIO     REIMBURSEMENT)      (LOSS)     REIMBURSEMENT)   TURNOVER(B)
    -------------   -----------   ------   -----------   ----------   ----------------   ----------   --------------   -----------
       $(0.02)        $10.58        0.63%  $ 4,399,774      1.49%           0.75%          (0.07)%         0.67%           N/A
        (0.08)         10.53        1.27    10,413,186      1.32            0.75            0.66           1.23            N/A
        (0.32)         10.48        3.49    17,168,886      1.31            0.75            2.91           3.47            N/A
        (0.55)         10.44        5.84    15,088,213      1.49            0.75            5.04           5.78            N/A
        (0.31)         10.40        4.67     4,522,076      1.73            0.75            3.61           4.59            N/A

        (0.27)          7.38       25.85    23,785,641      1.51            1.05            0.88           1.34             70%
        (0.24)          6.11      (15.76)   19,422,032      1.51            1.05            0.92           1.38             31
        (0.40)          7.52       (2.49)   27,033,359      1.52            1.05            1.02           1.49             32
        (0.77)          8.13      (10.72)   21,834,032      1.48**          1.05**          1.42**         1.85**           76

           --           9.20       26.03    12,647,155      1.76            1.00           (0.77)         (0.01)            61
           --           7.30      (23.88)    9,838,536      1.75            1.00           (0.89)         (0.14)            75
        (0.46)          9.59      (20.53)   18,231,310      1.65            1.00           (0.92)         (0.27)            63
        (1.44)         12.68      (16.76)   20,415,940      1.66            1.00           (0.96)         (0.30)            97
        (1.39)         16.82       37.36    14,096,936      1.85            1.00           (1.09)         (0.24)            44

           --          10.53       43.46    14,635,845      1.91            1.20           (1.10)         (0.39)           103
           --           7.34      (24.56)   10,826,956      1.85            1.20           (1.00)         (0.35)           109
           --           9.73       (3.38)   25,521,122      1.86            1.20           (1.04)         (0.38)            88
        (0.65)         10.07       (4.60)   18,311,219      2.05            1.20           (1.12)         (0.27)            77
        (1.66)         11.17       25.44    12,179,590      2.04            1.20           (1.07)         (0.23)           171

        (0.76)          7.86       27.32     7,234,131      1.81            1.10            7.88           8.59            136
        (0.69)          6.83        1.69     5,588,144      1.80            1.10            7.96           8.66             95
        (0.80)          7.41        4.60     6,078,517      1.79            1.10            8.20           8.89             90
        (0.77)          7.86       (4.37)    4,615,920      2.23            1.10            7.59           8.72            105
        (1.16)          9.00       (0.07)    3,314,902      2.52            1.10            7.05           8.47            145

        (0.15)         11.13       33.05     8,792,509      2.04            1.25           (0.02)          0.77             23
        (0.10)          8.49      (17.24)    6,931,246      1.99            1.25           (0.25)          0.49             25
        (0.19)         10.37      (18.89)    8,645,580      1.97            1.25           (0.41)          0.31             28
        (1.02)         13.02      (18.98)   12,524,670      1.94            1.25           (0.35)          0.34             46
        (0.37)         17.31       63.93    12,567,502      2.06            1.25           (0.48)          0.33             35

        (0.22)         10.46        1.36    45,996,580      1.04            0.80            1.87           2.11             21
        (1.18)         10.54       10.47    41,744,329      1.21            0.80            3.32           3.73             96
        (0.68)         10.63        6.43    35,981,307      1.51            0.80            5.33           6.04             40
        (0.50)         10.64       11.71    32,406,045      1.23            0.80            4.27           4.70            151
        (0.43)          9.99        1.46    21,226,045      1.12            0.80            3.92           4.24            N/A

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 643-9691, Ext. 4361.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-7674

                     THE DIVERSIFIED INVESTORS FUNDS GROUP

               Four Manhattanville Road, Purchase, New York 10577
                                 (914) 697-8000

                      PLEASE DIRECT INVESTOR INQUIRIES TO:

                          Stephens Capital Management
                               111 Center Street
                          Little Rock, Arkansas 72201
                                 (501) 374-4361

THE DIVERSIFIED INVESTORS FUNDS GROUP
4 Manhattanville Road, Purchase, New York 10577
(914) 697-8000











2878 (Rev. 5/04)

                                                         Filed under Rule 497(c)
                                                              File Nos. 33-61810
                                                                    and 811-7674


                     THE DIVERSIFIED INVESTORS FUNDS GROUP
                   THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
            THE DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2004

MONEY MARKET FUNDS:
Diversified Investors Money Market Fund
Diversified Institutional Money Market Fund

BOND FUNDS:
Diversified Investors High Quality Bond Fund
Diversified Investors Intermediate Government Bond Fund
Stephens Intermediate Bond Fund
Diversified Investors Core Bond Fund
Diversified Investors High Yield Bond Fund

Diversified Institutional High Quality Bond Fund
Diversified Institutional Intermediate Government Bond Fund
Diversified Institutional Core Bond Fund
Diversified Institutional High Yield Bond Fund

BALANCED FUNDS:
Diversified Investors Balanced Fund
Diversified Institutional Balanced Fund

STRATEGIC ALLOCATION FUNDS:
Short Horizon Strategic Allocation Fund
Short/Intermediate Horizon Strategic Allocation Fund
Intermediate Horizon Strategic Allocation Fund
Intermediate/Long Horizon Strategic Allocation Fund
Long Horizon Strategic Allocation Fund

Institutional Short Horizon Strategic Allocation Fund
Institutional Short/Intermediate Horizon Strategic Allocation Fund Institutional Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate/Long Horizon Strategic Allocation Fund
Institutional Long Horizon Strategic Allocation Fund

STOCK FUNDS:
Diversified Investors Stock Index Fund
Diversified Investors Value & Income Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Mid-Cap Value Fund
Diversified Investors Mid-Cap Growth Fund
Diversified Investors Small-Cap Value Fund
Diversified Investors Special Equity Fund

Diversified Investors Small-Cap Growth Fund
Diversified Investors Aggressive Equity Fund
Diversified Investors International Equity Fund

Diversified Institutional Stock Index Fund
Diversified Institutional Value & Income Fund
Diversified Institutional Growth & Income Fund
Diversified Institutional Equity Growth Fund
Diversified Institutional Mid-Cap Value Fund
Diversified Institutional Mid-Cap Growth Fund
Diversified Institutional Small-Cap Value Fund
Diversified Institutional Special Equity Fund
Diversified Institutional Small-Cap Growth Fund
Diversified Institutional Aggressive Equity Fund
Diversified Institutional International Equity Fund

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the separate Prospectuses dated May 1, 2004, each as supplemented from time to time (each, a "Prospectus"), for the Funds. This Statement of Additional Information should be read only in conjunction with a Prospectus, a copy of which may be obtained by an investor without charge. To obtain a Prospectus for Diversified Class shares, please contact Diversified Investors Securities Corp., the Funds' Distributor, at the address and telephone number listed on the next page. To obtain a Prospectus for Stephens Institutional Class shares, please contact the Transfer Desk of Stephens Capital Management at (800)-926-0044.

This Statement of Additional Information incorporates by reference the financial statements of the Funds. These financial statements can be found in the Funds' annual reports to shareholders, copies of which accompany this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
                   THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
            THE DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS
                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                  800-926-0044

The Diversified Investors Funds Group is a Massachusetts business trust whose shares currently are divided into twenty-three separate series of shares, or funds. Each of the Diversified Investors Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, High Yield Bond, Balanced, Stock Index, Value & Income, Growth & Income, Equity Growth, Mid-Cap Value, Small-Cap Value, Mid-Cap Growth, Small-Cap Growth, Special Equity, Aggressive Equity and International Equity Funds, the Stephens Intermediate Bond Fund, and the Diversified Institutional Strategic Allocation Funds, is a series of The Diversified Investors Funds Group. The Diversified Investors Funds Group II is a Massachusetts business trust whose shares currently are divided into twenty-two separate series of shares, or funds. Each of the Diversified Institutional Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, High Yield Bond, Balanced, Stock Index, Value & Income, Growth & Income, Equity Growth, Mid-Cap Value, Small-Cap Value, Mid-Cap Growth, Small-Cap Growth, Special Equity, Aggressive Equity and International Equity Funds and the Strategic Allocation Funds, is a series of The Diversified Investors Funds Group II. This Statement of Additional Information relates to the shares of each Fund listed on the first page hereof.

Shares of the Diversified Institutional Funds, the Strategic Allocation Funds and the Institutional Strategic Allocation Funds are issued in a single class. Shares of all of the other Funds are divided into separate classes. Each Diversified Investors Money Market, Bond (other than the Stephens Intermediate Bond Fund), Balanced and Stock Fund issues Diversified Class shares. The Stephens Intermediate Bond Fund issues Stephens Institutional Class shares. In addition, each of the Diversified Investors Money Market, Intermediate Bond, High Yield Bond, Value & Income, Equity Growth, Special Equity, and International Equity Funds also issues Stephens Institutional Class shares. For more information on classes of shares, see page 60 and the Prospectuses.

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Trusts..................................................  2
Investment Objectives, Policies and Associated Risk Factors
  of the Funds..............................................  4
Determination of Net Asset Value; Valuation of Securities...  32
Management..................................................  35
Investment Advisory Services................................  41
Administrator...............................................  50
Custodian and Transfer Agent................................  52
Miscellaneous...............................................  52
Taxation....................................................  53
Distribution Plans..........................................  56
Independent Accountants.....................................  59
Description of the Trusts; Fund Shares......................  59
Proxy Voting Guidelines and Procedures......................  61
Financial Statements........................................  61
Appendix A -- Description of Security Ratings...............  A-1
Appendix B -- Proxy Voting Guidelines and Procedures........  B-1

THE TRUSTS

Each of The Diversified Investors Funds Group (the "Diversified Investors Trust") and The Diversified Investors Funds Group II (the "Strategic Allocation Trust" and, together with the Diversified Investors Trust, the "Trusts") is a diversified, open-end management investment company. The Diversified Investors Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 23, 1993. Shares of the Diversified Investors Trust are divided into twenty-three separate series described herein. The Strategic Allocation Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on January 5, 1996. Shares of the Strategic Allocation Trust are divided into twenty-two separate series described herein. Each of the Trusts may create additional series from time to time.

Each of the Diversified Investors Money Market, Bond (other than Stephens Intermediate Bond), Balanced and Stock Funds and each of the Diversified Institutional Money Market, Bond, Balanced and Stock Funds seeks its investment objective by investing all of its assets in an underlying Portfolio having the same investment objectives and policies as the applicable Diversified Investors Fund and Diversified Institutional Fund. The Funds and their corresponding Portfolios are set forth below:

FUND                                                                     PORTFOLIO
Diversified Investors Money Market Fund and Diversified
  Institutional Money Market Fund........................  Money Market Portfolio
Diversified Investors High Quality Bond Fund and
  Diversified Institutional High Quality Bond Fund.......  High Quality Bond Portfolio
Diversified Investors Intermediate Government Bond Fund
  and Diversified Institutional Intermediate Government
  Bond Fund..............................................  Intermediate Government Bond Portfolio
Diversified Investors Core Bond Fund and Diversified
  Institutional Core Bond Fund...........................  Core Bond Portfolio
Diversified Investors High Yield Bond Fund and
  Diversified Institutional High Yield Bond Fund.........  High Yield Bond Portfolio
Diversified Investors Balanced Fund and Diversified
  Institutional Balanced Fund............................  Balanced Portfolio
Diversified Investors Stock Index Fund and Diversified
  Institutional Stock Index Fund.........................  S&P 500 Index Master Portfolio
Diversified Investors Value & Income Fund and Diversified
  Institutional Value & Income Fund......................  Value & Income Portfolio
Diversified Investors Growth & Income Fund and
  Diversified Institutional Growth & Income Fund.........  Growth & Income Portfolio
Diversified Investors Equity Growth Fund and Diversified
  Institutional Equity Growth Fund.......................  Equity Growth Portfolio
Diversified Investors Mid-Cap Value Fund and Diversified
  Institutional Mid-Cap Value Fund.......................  Mid-Cap Value Portfolio
Diversified Investors Mid-Cap Growth Fund and Diversified
  Institutional Mid-Cap Growth Fund......................  Mid-Cap Growth Portfolio
Diversified Investors Small-Cap Value Fund and
  Diversified Institutional Small-Cap Value Fund.........  Small-Cap Value Portfolio
Diversified Investors Special Equity Fund and Diversified
  Institutional Special Equity Fund......................  Special Equity Portfolio

FUND                                                                     PORTFOLIO
Diversified Investors Small-Cap Growth Fund and
  Diversified Institutional Small-Cap Growth Fund........  Small-Cap Growth Portfolio
Diversified Investors Aggressive Equity Fund and
  Diversified Institutional Aggressive Equity Fund.......  Aggressive Equity Portfolio
Diversified Investors International Equity Fund and
  Diversified Institutional International Equity Fund....  International Equity Portfolio

All references in this Statement of Additional Information to one of these Funds include the Fund's underlying Portfolio, unless otherwise noted. The Stephens Intermediate Bond Fund seeks its investment objective by investing directly in securities pursuant to the investment strategies and techniques described herein and in the Prospectus for that Fund. Each of the Strategic Allocation Funds seeks its investment objective by investing in a combination of the Money Market, Bond and Stock Funds (other than the Stock Index Funds).

Each of the Portfolios (except the S&P 500 Index Master Portfolio) is a series of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio(1) is a series of Master Investment Portfolio. Diversified Investors Portfolios and Master Investment Portfolio are referred to as the "Portfolio Trusts."

Diversified Investment Advisors, Inc. ("Diversified") is the investment adviser of each Portfolio (except the S&P 500 Index Master Portfolio), the Stock Index Fund, each Strategic Allocation Fund and the Stephens Intermediate Bond Fund. Barclays Global Fund Advisors ("BGFA") is the investment adviser of the S&P 500 Index Master Portfolio.

Diversified delegates the daily management of each Portfolio of which it is the investment adviser to one or more Subadvisers. Diversified supervises and monitors the Subadvisers. The Subadvisers are as follows:


FUND OR PORTFOLIO                                                      SUBADVISER
Money Market Portfolio................................  Capital Management Group
High Quality Bond Portfolio...........................  Merganser Capital Management Limited
                                                        Partnership
Intermediate Government Bond Portfolio................  Allegiance Investment Management, L.L.C.
                                                        Stephens Capital Management
Stephens Intermediate Bond Fund.......................  Stephens Capital Management
Core Bond Portfolio...................................  BlackRock Advisors, Inc.
High Yield Bond Portfolio.............................  Eaton Vance Management
Balanced Portfolio....................................  Aeltus Investment Management Inc.
                                                        BlackRock Advisors, Inc.
Value & Income Portfolio..............................  Alliance Capital Management, L.P.
Growth & Income Portfolio.............................  Ark Asset Management Co., Inc.
                                                        Aronson+Johnson+Ortiz, LP
                                                        Goldman Sachs Asset Management, L.P.
Equity Growth Portfolio...............................  Ark Asset Management Co., Inc.
                                                        RCM Capital Management, LLC
                                                        Marsico Capital Management, LLC


---------------

(1) Standard & Poor's does not sponsor the S&P 500 Index Master Portfolio, nor is it affiliated in any way with the Portfolio, Barclays Global Fund Advisors or the S&P 500 Index Master Portfolio. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in S&P 500 Index Master Portfolio.

FUND OR PORTFOLIO                                                      SUBADVISER
Mid-Cap Value Portfolio...............................  Cramer, Rosenthal, McGlynn, LLC
Mid-Cap Growth Portfolio..............................  RCM Capital Management, LLC
Small-Cap Value Portfolio.............................  Sterling Capital Management LLC
Special Equity Portfolio..............................  INVESCO Institutional (N.A.), Inc.
                                                        RS Investment Management, L.P.
                                                        Seneca Capital Management, LLC
                                                        Wellington Management Company, LLP
                                                        Westport Asset Management, Inc.
Small-Cap Growth Portfolio............................  Delaware Management Company
Aggressive Equity Portfolio...........................  McKinley Capital Management, Inc.
International Equity Portfolio........................  LSV Asset Management
                                                        Wellington Management, LLP

INVESTMENT OBJECTIVES, POLICIES AND ASSOCIATED RISK FACTORS
                                                           INVESTMENT OBJECTIVES

The investment objective of each Fund is described in the Prospectus for that Fund. There can, of course, be no assurance that a Fund will achieve its investment objective.
                                                             INVESTMENT POLICIES

The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses.

The Stock Index Funds, while not prohibited from investing in the various types of securities described below or utilizing the investment techniques described below, will invest primarily in the stocks that make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), money market and other short-term instruments and S&P 500 Index futures.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COLLATERALIZED MORTGAGE OBLIGATIONS

A Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

A Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

MORTGAGE-BACKED SECURITIES

A Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may also buy mortgage-related securities without insurance or guarantees.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Funds may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering.

     The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Fund's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The applicable Subadviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Funds will not invest more than 15% (10% in the case of Money Market and Stock Index Funds) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Illiquid Securities" below.

PARTICIPATION INTERESTS

A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Fund's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest.

As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Fund will not invest more than 15% (10% in the case of each Money Market Fund) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Illiquid Securities" below.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (10% for each Money Market Fund) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the applicable Portfolio Trust's or Trust's Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if trading in these investments does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

A Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less. The Fund will invest no more than 15% (10% in the case of each Money Market Fund) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Illiquid Securities" above.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

The Funds may, together with other registered investment companies managed by the Funds' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES -- ALL FUNDS

The Funds may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

MONEY MARKET FUNDS

Each Money Market Fund may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's Subadviser to be of comparable quality to the other obligations in which the Money Market Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FUNDS OTHER THAN THE MONEY MARKET FUNDS

Not more than 5% of a Fund's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Fund.

Because some Funds may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Funds (other than the International Equity Fund) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Funds may do so when their Subadvisers determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts for the Fund may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% (10% in the case of each Money Market
Fund) of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Funds would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Fund establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON OBLIGATIONS

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCIES -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of

"variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into futures contracts, the Fund will establish a segregated account to cover the Fund's obligations with respect to such futures contracts. The assets in the account will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Funds, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Fund, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Funds are not regulated as "commodity pools" for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission ("CFTC").

Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Funds intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Fund in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of Diversified and the applicable Board of Trustees.

From time to time, the Fund may use credit default swaps to buy or sell credit protection on an individual issuer or a "basket" of issuers, and may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes can have one or more embedded credit default swaps relating to an individual issuer or a basket of issuers. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

OPTIONS ON SECURITIES INDICES -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

In addition to options on securities, the Funds may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Funds generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Funds' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

The Funds will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Fund's total assets would be involved in short sales against the box. The Funds do not currently intend to engage in such sales.

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

DOLLAR ROLLS AND TBA SECURITIES

Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund's Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Fund enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Fund receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Fund could experience a loss. No Fund will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Fund are subject to termination at the Fund's or the borrower's option. A Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

LOANS AND OTHER DIRECT INDEBTEDNESS

A Fund may purchase loans and other direct indebtedness, although the Stock Funds currently do not intend to make such investments. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.

These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Fund's investment in loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

A Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, a Fund's Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Fund may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, a Fund may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments.

Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

Each Fund may invest in instruments other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                                                         INVESTMENT RESTRICTIONS

The "fundamental policies" of each Fund and each Portfolio may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and each Prospectus means, with respect to a Fund (or a Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio).

Whenever a Money Market, Bond, Balanced or Stock Fund is requested to vote on a fundamental policy of a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Whenever a Strategic Allocation Fund is requested to vote on a fundamental policy of an underlying Fund, the Strategic Allocation Fund will vote its shares in proportion to the vote of all shares of the underlying Fund.

If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's or Portfolio's total assets or the value of a Fund's or Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

DIVERSIFIED INVESTORS MONEY MARKET, BOND, BALANCED AND STOCK FUNDS AND PORTFOLIOS (OTHER THAN THE STOCK INDEX FUND AND THE S&P 500 INDEX MASTER PORTFOLIO)

Fundamental Policies. As a matter of fundamental policy, no Money Market, Bond, Balanced or Stock Portfolio (or Diversified Investors Money Market, Bond, Balanced or Stock Fund, except for the Stock Index Fund and the S&P 500 Index Master Portfolio) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objective as that Fund):

     (1) Borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     (2) Underwrite securities issued by other persons except insofar as the Portfolio Trusts or the Portfolio (the Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

     (3) Make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio Trust (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities).

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio (Money Market Fund) reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

DIVERSIFIED INSTITUTIONAL MONEY MARKET, BOND, BALANCED AND STOCK FUNDS

Fundamental Policies. As a matter of fundamental policy, no Diversified Institutional Money Market, Bond, Balanced or Stock Fund may (except that no investment restriction of a Fund shall prevent a Fund from investing all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations and any orders obtained thereunder):

     (1) Borrow money; except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (2) Underwrite securities issued by other persons except insofar as the Strategic Allocation Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

     (3) Make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements, fixed time deposits, or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business the Strategic Allocation Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry, except that positions in futures contacts shall not be subject to this restriction, (except that the Money Market Fund reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks) and except that this restriction shall not apply with respect to the Stock Index Fund to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent that the Stock Index Fund likewise becomes concentrated.

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

DIVERSIFIED INVESTORS STOCK INDEX FUND

As a matter of fundamental policy, the Diversified Investors Stock Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with the same or a similar investment objective as the Fund):

     (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

     (2) Underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

     (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loan not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the
     Fund).

     (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that this restriction shall not apply to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent the Fund likewise becomes concentrated.

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Non-Fundamental Policies. Each Fund (other than the Stock Index Funds and the Stephens Intermediate Bond Fund) will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

These policies may be changed by the Board of Trustees of Diversified Investors Portfolios or the Diversified Investors Trust.

STRATEGIC ALLOCATION FUNDS

Fundamental Policies. As a matter of fundamental policy, each Strategic Allocation Fund may not:

     (1) borrow money, except each Fund (other than the Institutional Strategic Allocation Funds) may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. No Institutional Strategic Allocation Fund may borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) make loans, although the underlying Portfolios may purchase money market securities and enter into repurchase agreements;

     (3) purchase securities on margin;

     (4) mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

     (5) purchase or sell real estate;

     (6) issue senior securities (except permitted borrowings);

     (7) effect short sales of securities; or

     (8) underwrite securities issued by other persons, except to the extent the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

In addition, as a matter of fundamental policy, each Strategic Allocation Fund may engage in futures and options transactions through investments in the underlying Funds.

Non-Fundamental Policies. Because of its investment objectives and policies, each Strategic Allocation Fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Strategic Allocation Funds' investment programs set forth in the Prospectus, each Strategic Allocation Fund may invest more than 25% of its assets in certain of the Money Market, Bond and Stock Funds. However, each of the Funds in which each Strategic Allocation Fund will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Fund (through the Money Market Portfolio) reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

S&P 500 INDEX MASTER PORTFOLIO

As a matter of fundamental policy, the S&P 500 Index Master Portfolio may not:

     (1) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     (2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph.

     (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit the Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Portfolio reserve the right to concentrate in any industry in which the index that the Portfolio tracks becomes concentrated to approximately the same degree during the same period.

     (8) Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Non-fundamental Policies. The S&P 500 Index Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental:

     (1) The Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio.

     (2) The Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     (4) The Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

The non-fundamental policies (1) through (4) may be changed by the Board of Trustees of the Master Investment Portfolio at any time.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Fund if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

A Fund's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund, with the exception of the S&P 500 Index Master Portfolio, may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission than may otherwise have been charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Fund's Subadviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

INTERMEDIATE GOVERNMENT BOND PORTFOLIO:
     During the year ended December 31, 2003, the Intermediate Government Bond Series executed $49,414,342 of purchase transactions and $8,122,795 of sales transactions through Stephens Inc., an affiliate of the Portfolio's subadviser for which no commissions were charged.

BALANCED PORTFOLIO
     Fiscal year ended December 31, 2001: $930,939
     Fiscal year ended December 31, 2002: $1,235,517
     Fiscal year ended December 31, 2003: $840,321

S&P 500 MASTER PORTFOLIO
     Fiscal year ended December 31, 2001: $320,684
     Fiscal year ended December 31, 2002: $404,492
     Fiscal year ended December 31, 2003: $98,111

VALUE & INCOME PORTFOLIO
     Fiscal year ended December 31, 2001: $1,621,330
     Fiscal year ended December 31, 2002: $2,035,650
     Fiscal year ended December 31, 2003: $3,073,214

     During the year ended December 31, 2003, the Value & Income Series executed trades through AllianceBernstein, an affiliate of Alliance Capital Management. Commissions paid for such transactions amounted to $1,610,982.

GROWTH & INCOME PORTFOLIO
     Fiscal year ended December 31, 2001: $2,072,437
     Fiscal year ended December 31, 2002: $3,407,485
     Fiscal year ended December 31, 2003: $2,835,902

EQUITY GROWTH PORTFOLIO
     Fiscal year ended December 31, 2001: $1,457,768
     Fiscal year ended December 31, 2002: $2,346,622
     Fiscal year ended December 31, 2003: $2,753,872

     During the year-ended December 31, 2003 the Equity Growth Series executed $27,264 of sales transactions through Bank of America International, an affiliate of the Portfolio's subadvisor, for which no commissions were charged.

MID-CAP VALUE PORTFOLIO
     Fiscal year ended December 31, 2001: $54,574
     Fiscal year ended December 31, 2002: $299,646
     Fiscal year ended December 31, 2003: $774,947

MID-CAP GROWTH PORTFOLIO
     Fiscal year ended December 31, 2001: $12,396
     Fiscal year ended December 31, 2002: $189,141
     Fiscal year ended December 31, 2003: $349,599

SMALL-CAP VALUE PORTFOLIO
     Fiscal year ended December 31, 2002: $52,556
     Fiscal year ended December 31, 2003: $194,894

SPECIAL EQUITY PORTFOLIO
     Fiscal year ended December 31, 2001: $4,062,047
     Fiscal year ended December 31, 2002: $11,096,424
     Fiscal year ended December 31, 2003: $7,469,691

SMALL-CAP GROWTH PORTFOLIO
     Fiscal year ended December 31, 2002: $96,045
     Fiscal year ended December 31, 2003: $254,604

AGGRESSIVE EQUITY PORTFOLIO
     Fiscal year ended December 31, 2001: $582,215
     Fiscal year ended December 31, 2002: $885,827
     Fiscal year ended December 31, 2003: $1,812,677

INTERNATIONAL EQUITY PORTFOLIO
     Fiscal year ended December 31, 2001: $665,485
     Fiscal year ended December 31, 2002: $804,229
     Fiscal year ended December 31, 2003: $674,432

For the fiscal year ended December 31, 2003, the Funds directed brokerage transactions and commissions paid for research-related services were as follows:

     ------------------------------------------------------------------------------------------------
            TOTAL DOLLAR AMOUNT OF BROKERAGE          TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
       TRANSACTIONS RELATED TO RESEARCH SERVICES    PAID ON TRANSACTIONS RELATED TO RESEARCH SERVICES
     ------------------------------------------------------------------------------------------------
                                                                                         $2,006,671
     $1,269,220,492
     ------------------------------------------------------------------------------------------------

For each affiliated broker, the tables below set forth the percentage of each Portfolio's aggregate brokerage commissions paid to the broker during the fiscal year ended December 31, 2003, and the percentage of the each aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

    -------------------------------------------------------------------------------------------------
                                    PERCENTAGE OF AGGREGATE BROKERAGE
    PORTFOLIO                               COMMISSIONS PAID                 AFFILIATED BROKER
    -------------------------------------------------------------------------------------------------
      BALANCED PORTFOLIO                          N/A                               N/A
    -------------------------------------------------------------------------------------------------
      S&P 500 MASTER PORTFOLIO                    N/A                               N/A
    -------------------------------------------------------------------------------------------------
      VALUE & INCOME PORTFOLIO                   52.42                      Alliance Bernstein
    -------------------------------------------------------------------------------------------------
      GROWTH & INCOME PORTFOLIO                   N/A                               N/A
    -------------------------------------------------------------------------------------------------
      EQUITY GROWTH PORTFOLIO                     N/A                               N/A
    -------------------------------------------------------------------------------------------------
      MID-CAP VALUE PORTFOLIO                     N/A                               N/A
    -------------------------------------------------------------------------------------------------
      MID-CAP GROWTH PORTFOLIO                    N/A                               N/A
    -------------------------------------------------------------------------------------------------
      SMALL-CAP VALUE PORTFOLIO                   N/A                               N/A
    -------------------------------------------------------------------------------------------------
      SPECIAL EQUITY PORTFOLIO                    N/A                               N/A
    -------------------------------------------------------------------------------------------------
      SMALL-CAP GROWTH PORTFOLIO                  N/A                               N/A
    -------------------------------------------------------------------------------------------------
      AGGRESSIVE EQUITY PORTFOLIO                 N/A                               N/A
    -------------------------------------------------------------------------------------------------
      INTERNATIONAL EQUITY
         PORTFOLIO                                N/A                               N/A
    -------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------
                                     PERCENTAGE OF AGGREGATE DOLLAR
                                         AMOUNT OF TRANSACTIONS
    PORTFOLIO                       INVOLVING PAYMENT OF COMMISSIONS        AFFILIATED BROKER
    ------------------------------------------------------------------------------------------------
      BALANCED PORTFOLIO                          N/A                              N/A
    ------------------------------------------------------------------------------------------------
      S&P 500 MASTER PORTFOLIO                    N/A                              N/A
    ------------------------------------------------------------------------------------------------
      VALUE & INCOME PORTFOLIO                   61.61                     Alliance Bernstein
    ------------------------------------------------------------------------------------------------
      GROWTH & INCOME PORTFOLIO                   N/A                              N/A
    ------------------------------------------------------------------------------------------------
      EQUITY GROWTH PORTFOLIO                     N/A                              N/A
    ------------------------------------------------------------------------------------------------
      MID-CAP VALUE PORTFOLIO                     N/A                              N/A
    ------------------------------------------------------------------------------------------------
      MID-CAP GROWTH PORTFOLIO                    N/A                              N/A
    ------------------------------------------------------------------------------------------------
      SMALL-CAP VALUE PORTFOLIO                   N/A                              N/A
    ------------------------------------------------------------------------------------------------
      SPECIAL EQUITY PORTFOLIO                    N/A                              N/A
    ------------------------------------------------------------------------------------------------
      SMALL-CAP GROWTH PORTFOLIO                  N/A                              N/A
    ------------------------------------------------------------------------------------------------
      AGGRESSIVE EQUITY PORTFOLIO                 N/A                              N/A
    ------------------------------------------------------------------------------------------------
      INTERNATIONAL EQUITY
         PORTFOLIO                                N/A                              N/A
    ------------------------------------------------------------------------------------------------

During the fiscal year ended December 31, 2003, the Funds purchased securities issued by the following regular broker-dealers of the Funds, which had the following values as of December 31, 2003.

    ---------------------------------------------------------------------------------------------
                    BROKER-DEALER                   VALUE OF SECURITIES AS OF DECEMBER 31, 2003
    ---------------------------------------------------------------------------------------------
      Merrill Lynch & Company, Inc.                                 $105,433,384
    ---------------------------------------------------------------------------------------------
      Deutsche Bank, AG.                                              $2,781,655
    ---------------------------------------------------------------------------------------------
      Goldman Sachs Group, Inc.                                     $240,817,177
    ---------------------------------------------------------------------------------------------
      Bear Stearns Companies, Inc.                                   $44,245,569
    ---------------------------------------------------------------------------------------------
      Lehman Brothers Holdings, Inc.                                 $33,746,853
    ---------------------------------------------------------------------------------------------
      Citigroup, Inc.                                               $317,389,825
    ---------------------------------------------------------------------------------------------
      Credit Suisse Group                                            $39,332,635
    ---------------------------------------------------------------------------------------------
      Morgan Stanley & Company, Inc.                                $199,075,547
    ---------------------------------------------------------------------------------------------
      JP Morgan Chase & Company                                      $92,991,548
    ---------------------------------------------------------------------------------------------
      Investors Bank and Trust                                      $420,142,792
    ---------------------------------------------------------------------------------------------
      Barclays, PLC                                                  $41,019,071
    ---------------------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

Each Fund determines the net asset value of its shares or each class of its shares, as applicable, each day on which the New York Stock Exchange is open for trading. As a result, a Fund will normally determine its net asset value or the net asset value of its classes every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. This daily determination of net asset value is made as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Fund or the total assets attributable to a class less all of the liabilities attributable to that Fund or class, by the total number of shares of that Fund or class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.

Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Boards of Trustees of the Portfolio Trusts and the Trusts.

Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the NASDAQ system for unlisted national market issues, or the last quoted bid price for securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the applicable Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued in good faith using fair value procedures by or at the direction of the Boards of Trustees of the applicable Trust or Portfolio Trust. The fair value procedures may also be used to price securities if a Fund believes a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Fund's net asset value is calculated). A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using market quotations or their own fair value procedures.

Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, Diversified, under the supervision of the Board of Trustees of the applicable Trust or Portfolio Trust, in good faith, will establish a conversion rate for such currency.

A determination of fair value used in calculating net asset value must be made in good faith utilizing procedures approved by the Boards of Trustees of the Trusts and the Portfolio Trusts. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Each investor in each Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

MANAGEMENT

Each of the Diversified Investors Money Market, Bond, Balanced and Stock Funds and the Institutional Strategic Allocation Funds is supervised by the Board of Trustees of the Diversified Investors Funds Trust. Each of the Institutional Money Market, Bond, Balanced and Stock Funds and the Strategic Allocation Fund is supervised by the Board of Trustees of the Strategic Allocation Trust. Each Portfolio other than the S&P 500 Index Master Portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio.

The respective Trustees and officers of each Trust and each Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. The length of time served is provided from the date a Trustee became a Trustee of any of the Trusts or Diversified Investors Portfolios. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of a Trust or a Portfolio Trust, as the case may be. The address of each Trustee and officer of the Trusts and Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577 and the address of each Trustee and officer of the Master Investment Portfolio, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201.

                     TRUSTEES OF EACH TRUST AND DIVERSIFIED INVESTORS PORTFOLIOS

    -----------------------------------------------------------------------------------------------      NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                       POSITION HELD                                                  ASSOCIATED WITH
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       DIVERSIFIED
             NAME AND AGE               TIME SERVED            AND OTHER DIRECTORSHIPS HELD             OVERSEEN BY
    -----------------------------------------------------------------------------------------------       TRUSTEE
     INTERESTED TRUSTEES
    -------------------------------
     Mark Mullin*                   Trustee since 1998   6/2002 to present--Director, President and         64
     Age: 41                                             Chief Executive Officer; 4/1995 to
                                                         6/2002--Vice President, Diversified
                                                         Investment Advisors, Inc.
     Peter G. Kunkel*               Trustee since 2002   6/2002 to present--Senior Vice President,          64
     Age: 53                                             Chief Operating Officer; 9/2001 to
                                                         6/2002--Vice President and Treasurer,
                                                         Diversified Investment Advisors, Inc.
    -------------------------------
     DISINTERESTED TRUSTEES
    -------------------------------
     Neal M. Jewell                 Trustee since 1993   1995 to present--Consultant; Independent           64
     Age: 69                                             Trustee, EAI Select (a registered
                                                         investment company).
     Robert Lester Lindsay          Trustee since 1993   7/1989 to present--Retired; Prior to               64
     Age: 69                                             7/1989-- Executive Vice President, The
                                                         MONY Group, Inc. (an insurance company).
     Eugene M. Mannella             Trustee since 1993   8/1993 to present--President,                      64
     Age: 50                                             International Fund Services (mutual fund
                                                         administration).
     Joyce Galpern Norden           Trustee since 1993   9/1996 to present--Vice President,                 64
     Age: 64                                             Institutional Advancement,
                                                         Reconstructionist Rabbinical College.
     Patricia L. Sawyer             Trustee since 1993   2003 to present--Chairperson of Audit              64
     Age: 53                                             Committee; 1990 to present--President and
                                                         Executive Search Consultant, Smith &
                                                         Sawyer LLC.
    -------------------------------------------------------------------------------------------------------------------

    *Messrs. Mullin and Kunkel are interested Trustees by virtue of their affiliation with Diversified.

OFFICERS OF EACH TRUST AND DIVERSIFIED INVESTORS PORTFOLIOS

Mr. Mullin is President and Chairman of the Board.

    ---------------------------------------------------------------------------------------------------------------------
                                       POSITION HELD
                                       AND LENGTH OF                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
             NAME AND AGE               TIME SERVED                       AND OTHER DIRECTORSHIPS HELD
    ---------------------------------------------------------------------------------------------------------------------
     Robert F. Colby                  Secretary since    6/2002 to present--Senior Vice President and General Counsel;
     Age: 48                               1993          1/1994 to 6/2002--Vice President and General Counsel,
                                                         Diversified Investment Advisors, Inc.; 11/1993 to present--Vice
                                                         President, Diversified Investors Securities Corp.; 3/1999 to
                                                         present--Vice President and Assistant Secretary, Transamerica
                                                         Financial Life Insurance Company.
     Joseph P. Carusone               Treasurer since    6/2002 to present--Vice President; 12/1999 to 6/2002--Director;
     Age: 38                               2001          10/1993 to 12/1999--Vice President, The Bank of New York.
     Quedel Principal               Assistant Secretary  1/1996 to present--Vice President, Diversified Investment
     Age: 38                            since 2004       Advisors, Inc.; 6/2002 to present--Director, Diversified
                                                         Investors Securities Corp.
     Suzanne Montemurro             Assistant Treasurer  12/1998 to present--Director, Diversified Investment Advisors,
     Age: 39                            since 2002       Inc.
    ---------------------------------------------------------------------------------------------------------------------

The Board of Trustees met four times during the Funds' last fiscal year. The Board has a standing audit committee currently composed of all of the Trustees who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940. The Audit Committee met four times during the Funds' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent public accountants for the Funds. The Board does not have a standing nominating or compensation committee.

The Declaration of Trust of each Trust provides that each Trust will indemnify its Trustees and officers as described below under "Description of the Trusts; Fund Shares."

                                         TRUSTEES OF MASTER INVESTMENT PORTFOLIO

    -------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        INVESTMENT
                                                                                                         COMPANIES
                                                                                                      ASSOCIATED WITH
                                       POSITION HELD                                                     BARCLAYS
                                       AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
         NAME, AGE AND ADDRESS          TIME SERVED            AND OTHER DIRECTORSHIPS HELD             TRUSTEE(1)
    -------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
    -------------------------------
     Lee T. Kranefuss*              Trustee since 2001,  Chief Executive Officer, Individual                110
     Age: 42                        President and Chief  Investors Business, Barclays Global
     45 Fremont Street               Executive Officer   Investors, N.A.; Director, iShares Inc.;
     San Francisco, CA 94105                             Trustee iShares Trust.
    -------------------------------
     DISINTERESTED TRUSTEES
    -------------------------------
     Mary G. F. Bitterman           Trustee since 2001   Director, Osher Lifelong Learning                  23
     Age: 60                                             Institutes, The Bernard Osher Foundation;
                                                         President and Chief Executive Officer,
                                                         James Irvine Foundation (non-profit
                                                         foundation) from 2002 to 2003; President
                                                         and Chief Executive Officer, KQED, Inc.
                                                         (public television and radio) from 1993 to
                                                         2002.
     Jack S. Euphrat                Trustee since 1993   Private Investor.                                  23
     Age: 82
     W. Rodney Hughes               Trustee since 1993   Private Investor.; Trustee of the Wells            23
     Age: 78                                             Fargo Funds (oversees 96 portfolios);
                                                         11/1999 to 5/2002 President of Wells Fargo
                                                         Funds.
     Richard K. Lyons               Trustee since 2001   Professor, University of California,               110
     Age 43                                              Berkeley: Haas School of Business; Member,
                                                         Council of Foreign Relations Director,
                                                         iShares, Inc.; Trustee, iShares Trust.
     Leo Soong                      Trustee since 2000   Managing Director, CG Roxane LLC                   23
     Age: 58                                             (beverages); Co-Founder, Crystal Geyser
                                                         Water Co. (President through 1999).
    -------------------------------------------------------------------------------------------------------------------

------------------
 * Mr. Kranefuss is deemed to be an interested person of Master Investment Portfolios by virtue of his affiliation with Barclays Global Investors, N.A., the investment advisor to the series of Master Investment Portfolios.

(1) MIP, BGIF, iShares Trust and iShares, Inc. are all members of the same fund complex (as defined in Form N-1A under the 1940 Act). Each MIP Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

                                     OFFICERS OF THE MASTER INVESTMENT PORTFOLIO

    ----------------------------------------------------------------------------------------------------------------
                                       POSITION HELD
                                       AND LENGTH OF              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
             NAME AND AGE               TIME SERVED                     AND OTHER DIRECTORSHIPS HELD
    ----------------------------------------------------------------------------------------------------------------
     Michael A. Latham                  Secretary,       2000 to present -- Director, Mutual Fund Delivery, Barclays
     Age: 39                        Treasurer and Chief  Global Investors, N.A.; 1997 to 2000 -- Head of Operations,
                                     Financial Officer   BGI Europe; 1994 to 1997 -- Manager, Portfolio Accounting
                                                         Group.
    ----------------------------------------------------------------------------------------------------------------------

                                                                    COMPENSATION

For the fiscal year ended December 31, 2003, the Trusts provided the following compensation to the Trustees. Messrs. Mullin and Kunkel are not compensated for their services as Trustees because of their affiliation with Diversified.

    ------------------------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL
                                                 AGGREGATE        AGGREGATE        PENSION OR      COMPENSATION
                                AGGREGATE       COMPENSATION     COMPENSATION      RETIREMENT    FROM THE TRUSTS     NUMBER OF
                               COMPENSATION       FROM THE           FROM           BENEFITS           AND            FUNDS IN
                                 FROM THE        STRATEGIC       DIVERSIFIED       ACCRUED AS      FUND COMPLEX     FUND COMPLEX
                               DIVERSIFIED       ALLOCATION       INVESTORS       PART OF FUND         PAID          SERVED BY
    NAME OF PERSON, POSITION INVESTORS TRUST       TRUST          PORTFOLIOS        EXPENSE        TO TRUSTEES        TRUSTEES
    ------------------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Trustee                        None             None             None             None             None             64
    -------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Trustee                      $4,500           $4,500           $4,500             None          $18,000             64
    -------------------------------------------------------------------------------------------------------------
     Peter G. Kunkel
     Trustee                        None             None             None             None             None             64
    -------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay
     Trustee                      $4,500           $4,500           $4,500             None          $18,000             64
    -------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Trustee                      $4,500           $4,500           $4,500             None          $18,000             64
    -------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Trustee                      $4,500           $4,500           $4,500             None          $18,000             64
    -------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Trustee                      $4,500           $4,500           $4,500             None          $18,000             64
    -------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2003, the Master Investment Portfolio provided the following compensation to its Trustees:

    -------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL
                                                    AGGREGATE        PENSION OR       COMPENSATION
                                                  COMPENSATION       RETIREMENT      FROM THE TRUSTS      NUMBER OF
                                                    FROM THE          BENEFITS             AND            FUNDS IN
                                                     MASTER          ACCRUED AS       FUND COMPLEX      FUND COMPLEX
                                                   INVESTMENT       PART OF FUND         PAID TO          SERVED BY
             NAME OF PERSON, POSITION               PORTFOLIO          EXPENSE          TRUSTEES          TRUSTEES
    -------------------------------------------------------------------------------------------------------------------
     Mary G.F. Bitterman
     Trustee                                         $12,500            None             $25,000              23
    -------------------------------------------------------------------------------------------------------------------
     Jack S. Euphrat
     Trustee                                         $12,500            None             $25,000              23
    -------------------------------------------------------------------------------------------------------------------
     Lee T. Kranefuss
     Trustee                                            None            None                None             110
    -------------------------------------------------------------------------------------------------------------------
     W. Rodney Hughes
     Trustee                                         $12,500            None             $25,000              23
    -------------------------------------------------------------------------------------------------------------------
     Richard K. Lyons
     Trustee                                         $12,500            None             $90,000             110
    -------------------------------------------------------------------------------------------------------------------
     Leo Soong
     Trustee                                         $12,500            None             $25,000              23
    -------------------------------------------------------------------------------------------------------------------

                                                       EQUITY SECURITY OWNERSHIP

As of December 31, 2003, none of the disinterested Trustees nor their family members beneficially owned any securities of the Trusts, Diversified or DISC or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Trusts, Diversified or DISC.

The following tables show the amount of equity securities owned by the Master Investment Portfolio Trustees in the S&P 500 Index Master Portfolio and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2003:

    ----------------------------------------------------------------------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN
                                                                        ALL REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN
                                                                          BY THE TRUSTEE IN THE
                          NAME OF TRUSTEE                                     FUND COMPLEX
    ----------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES:
    ----------------------------------------------------------------------------------------------------
     Mary G. F. Bitterman                                                              NONE
    ----------------------------------------------------------------------------------------------------
     Jack S. Euphrat                                                                   NONE
    ----------------------------------------------------------------------------------------------------
     W. Rodney Hughes                                                                  NONE
    ----------------------------------------------------------------------------------------------------
     Richard K. Lyons                                                         Over $100,000
    ----------------------------------------------------------------------------------------------------
     Leo Soong                                                                         NONE
    ----------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEE:
    ----------------------------------------------------------------------------------------------------
     Lee T. Kranefuss*                                                        Over $100,000
    ----------------------------------------------------------------------------------------------------

                                                                  CODE OF ETHICS

The Trustees of the Trusts, Diversified and DISC, the investment adviser and the broker-dealer, respectively, have adopted a combined Code of Ethics (the "Code"). The Code prohibits specific types of personal securities transactions which would create a conflict of interest. It also establishes reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the 1940 Act.

                                                 PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2004, the Trustees and officers of the Trusts as a group owned less than 1% of the Shares of each Fund.

At March 31, 2004, Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), Four Manhattanville Road, Purchase, New York 10577, MONY Life Insurance Company ("MONY"), 1740 Broadway, New York, New York 10019, and Diversified Investment Advisors Collective Trust ("CIT"), 4 Manhattanville Road, Purchase, New York 10577 owned the following percentage interests of the outstanding beneficial interests of the Portfolios indicated (all such interests being held in separate accounts of TFLIC and MONY, respectively):

----------------------------------------------------------------------------------------------------------
                                                      TFLIC               MONY                 CIT
----------------------------------------------------------------------------------------------------------
 Money Market                                         15.46%               6.07%              15.80%
----------------------------------------------------------------------------------------------------------
 High Quality Bond                                    40.80%               1.21%              20.46%
----------------------------------------------------------------------------------------------------------
 Intermediate Government Bond                         24.50%              17.73%              11.74%
----------------------------------------------------------------------------------------------------------
 Core Bond                                            13.84%               2.03%              28.25%
----------------------------------------------------------------------------------------------------------
 High Yield Bond                                       9.43%               1.42%              33.66%
----------------------------------------------------------------------------------------------------------
 Balanced                                             36.00%               0.49%              13.64%
----------------------------------------------------------------------------------------------------------
 Value & Income                                       28.82%               3.34%              18.45%
----------------------------------------------------------------------------------------------------------
 Growth & Income                                      27.60%               0.81%              13.34%
----------------------------------------------------------------------------------------------------------
 Equity Growth                                        22.73%               0.76%              16.90%
----------------------------------------------------------------------------------------------------------
 Mid-Cap Value                                         0.21%                N/A               38.27%
----------------------------------------------------------------------------------------------------------
 Mid-Cap Growth                                        0.16%                N/A               43.10%
----------------------------------------------------------------------------------------------------------
 Small-Cap Value                                       0.01%                N/A               47.32%
----------------------------------------------------------------------------------------------------------
 Special Equity                                       32.66%              11.84%              19.23%
----------------------------------------------------------------------------------------------------------
 Small-Cap Growth                                       N/A                 N/A               50.47%
----------------------------------------------------------------------------------------------------------
 Aggressive Equity                                    24.63%               0.07%              14.98%
----------------------------------------------------------------------------------------------------------
 International Equity                                 15.16%               4.22%              27.03%
----------------------------------------------------------------------------------------------------------

At March 31, 2004, all of the outstanding Stephens Institutional Class shares were owned in nominee name by Stephens Inc., Special Custody Account for the Exclusive Benefit of Customers, 111 Center Street, Little Rock, Arkansas 72203.

At March 31, 2004, the S&P 500 Stock Fund of Barclays Global Investors Funds, Inc., 111 Center Street, Little Rock, Arkansas 72201, owned approximately 7.5% of the outstanding voting securities of the S&P 500 Index Master Portfolio and could be considered a controlling person of the Portfolio for purposes of the 1940 Act.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISERS

Diversified manages the assets of (a) each of the Stephens Intermediate Bond, Stock Index and Strategic Allocation Funds and (b) each Portfolio (except the S&P 500 Index Master Portfolio), in each case pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with the Diversified Investors Trust, Strategic Allocation Trust or Diversified Investors Portfolios, as the case may be, with respect to each such Fund or Portfolio, and subject to the investment policies described herein and in the Prospectus for the Funds and Portfolios, as applicable. Subject to such further policies as the Boards of Trustees of the Trusts and Diversified Investors Portfolios may determine, Diversified provides general investment advice to each such Fund and each Portfolio.

Barclays Global Fund Advisors manages the assets of the S&P 500 Index Master Portfolio pursuant to an Investment Advisory Agreement with Master Investment Portfolio (the "Barclays Advisory Agreement"). Subject to such further policies as the Boards of Trustees of the Trusts may determine, Diversified provides general supervision of the Stock Index Funds' investment in the S&P 500 Index Master Portfolio.

Barclays provides investment guidance and policy direction in connection with the management of the S&P 500 Index Master Portfolio's assets. As of January 1, 2004, Barclays and its affiliates provided advisory services for over $3.16 billion in assets.

Barclays, Barclays Bank PLC, the indirect parent of Barclays, and their affiliates deal, trade and invest for their own account in the types of securities in which the S&P 500 Index Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the S&P 500 Index Master Portfolio.

For the Stephens Intermediate Bond Fund and each Portfolio (except the S&P 500 Index Master Portfolio), Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with a Subadviser.

The Diversified Advisory Agreement and each Subadvisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund or Portfolio when authorized either by a majority vote of the investors in the Fund or Portfolio (with the vote of each being in proportion to its interest) or by a vote of a majority of the Board of Trustees of the Trust or Diversified Investors Portfolios, as the case may be, or by Diversified on not more than 60 days' nor less than 30 days' written notice, or by the applicable Subadviser or not less than 90 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement. Similarly, each of the Subadvisory Agreements provides that the Subadviser shall be responsible only for managing the assets of the applicable Portfolio in good faith and in accordance with the terms of the Subadvisory Agreement and shall not be liable for any loss arising out of any investment or for certain others acts or omissions in the execution of security transactions for the Portfolio, except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement. The Barclays Advisory Agreement is terminable without penalty on 60 days written notice by either party.

Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of Aegon n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.

Diversified provides services with respect to $58 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for more than one million participants and has 955 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.

As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.

Subadvisers are selected from more than 4,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires what it believes to be the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios. With respect to the Stephens Intermediate Bond Fund only, Diversified appointed Stephens Capital Management ("Stephens") as the Subadviser in the context of a broad strategic alliance with Stephens through which the Diversified Investors Trust makes available its Stephens Institutional Class shares exclusively to customers of Stephens. Pursuant to the requirements of the 1940 Act, the selection of Stephens as the Subadviser to the Intermediate Bond Fund was approved by the Board of Trustees of the Diversified Investors Trust, including a majority of the Trustees who are not "interested persons" of the Diversified Investors Trust, and the initial shareholder of the Stephens Intermediate Bond Fund.

Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance data and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

Each Subadviser's performance on behalf of a Fund or Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration.

In approving the Diversified Advisory Agreement and each sub-advisory agreement, the Trustees considered, among other things, the nature and quality of the services provided by Diversified or the subadvisor. The Trustees reviewed information regarding the investment performance of each Fund for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies. The Trustees also considered the fees payable by the Funds. The Trustees reviewed data showing how the Funds' fees and total expense ratios compared with those of comparable funds.

The Trustees also considered the benefits to Diversified and the subadvisers from soft dollar arrangements with brokers and other fallout benefits to Diversified and the sub-advisers. The Trustees reviewed information concerning the level of profits received by Diversified from its arrangements with each Fund.

Based upon their review, the Trustees determined that the terms of the Diversified Advisory Agreement and each sub-advisory agreement were fairly standard in the mutual fund industry, and concluded that, with respect to each Fund, the agreements were reasonable, fair and in the best interests of the Fund and its shareholders. The Trustees also concluded that the fees provided in the Diversified Advisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Before each individual Portfolio relies on the exemptive order, the Portfolio's investors must approve it. Investors in all the Portfolios (including the applicable Funds) have approved the exemptive order.

SUBADVISERS

The Subadvisers make the day-to-day investment decisions for the Portfolios (other than the S&P 500 Index Master Portfolio, which is advised by Barclays Global Fund Advisors) and for the Stephens Intermediate Bond Fund, subject in all cases to the general supervision of Diversified. The Subadvisers are listed below.

MONEY MARKET PORTFOLIO

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Allegiance Investment Management, L.L.C.
Stephens Capital Management

Allegiance Investment Management, L.L.C. Allegiance was formed in 2001. Its predecessor, Allegiance Capital, Inc., was formed in 1988. 100% of Allegiance Capital, Inc.'s assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002.

Stephens Capital Management. Stephens was formed in 1982 and has been a registered investment adviser since 1982.

HIGH QUALITY BOND PORTFOLIO

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to the business of an investment adviser formed in 1984, and is owned by certain of its employees.

CORE BOND PORTFOLIO

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1998.

STEPHENS INTERMEDIATE BOND FUND

Stephens Capital Management. Stephens Capital Management is a division of Stephens Inc., which is an indirect, wholly-owned subsidiary of Stephens Group, Inc.

HIGH YIELD BOND PORTFOLIO

Eaton Vance Management. Eaton Vance Management was organized as a Massachusetts business trust in 1990 and is wholly owned by Eaton Vance Corp.

BALANCED PORTFOLIO

Aeltus Investment Management, Inc.
BlackRock Advisors, Inc.

Aeltus Investment Management, Inc. Aeltus was formed in November of 1972 and is an indirect wholly-owned subsidiary of ING Groep N.V.

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1998.

VALUE & INCOME PORTFOLIO

Alliance Capital Management, L.P. Alliance was formed in August of 1999. Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance as limited partners.

In December 2003, Alliance Capital Management announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Portfolio.

GROWTH & INCOME PORTFOLIO


Ark Asset Management Co., Inc.


Aronson+Johnson+Ortiz, LP


Goldman Sachs Asset Management, L.P.



Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees.



Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by seven principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics.



Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.

EQUITY GROWTH PORTFOLIO

Ark Asset Management Co., Inc.
RCM Capital Management, LLC
Marsico Capital Management, LLC

Ark Asset Management Co., Inc. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc.; Ark Asset Holdings, Inc. is owned by certain Ark employees.

RCM Capital Management, LLC. RCM was established in 1996 and has been a registered investment adviser since 1972.

Marsico Capital Management, LLC. Marsico was formed in September 1997 and is wholly owned by the Bank of America.

MID-CAP VALUE PORTFOLIO

Cramer, Rosenthal, McGlynn, LLC. CRM was founded in 1973 and is minority owned by Wilmington Trust.

MID-CAP GROWTH PORTFOLIO

RCM Capital Management, LLC. RCM was established in 1996 and has been a registered investment adviser since 1972.

SMALL-CAP VALUE PORTFOLIO

Sterling Capital Management LLC. Sterling was founded in 1971 and has been a registered investment adviser since August 16, 1972. Sterling is wholly owned by its 5 partners.

SPECIAL EQUITY PORTFOLIO

INVESCO Institutional (N.A.), Inc.
RS Investment Management, L.P.
Seneca Capital Management, LLC
Wellington Management Company, LLP
Westport Asset Management, Inc.

INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC.

RS Investment Management, L.P. RS was established in 1984 and is owned by certain of its employees.

Seneca Capital Management, LLC. Seneca (or its predecessor) has been a registered investment adviser since 1989. Seneca is owned by certain of its employees and Phoenix Investment Partners, a division of Phoenix Home Life.

Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. Wellington Management is owned entirely by its partners, none of whom own more than 5% of the partnership interests.

Westport Asset Management, Inc. Westport was formed in 1983 and is owned by certain of its employees.

SMALL-CAP GROWTH PORTFOLIO

Delaware Management Company. Delaware was founded in 1929 and has been a registered investment adviser since June 1952. Delaware is wholly owned by Lincoln Financial Group.

AGGRESSIVE EQUITY PORTFOLIO

McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. Commencing in 1998, McKinley awarded equity interest to key employees.

INTERNATIONAL EQUITY PORTFOLIO

LSV Asset Management
Wellington Management Company, LLP

LSV Asset Management. LSV was formed in 1994 and is owned by eleven equity partners, all of whom are actively involved in the business. The employees of LSV own a majority of the firm's equity.

Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. Wellington Management is owned entirely by its partners, none of whom own more than 5% of the partnership interests.

ADVISORY FEES

The Advisers' fees with respect to each Fund are described in the Prospectuses. Each of the Subadvisers is entitled to receive a fee from Diversified at an annual percentage of each Fund's average daily net assets.

For the fiscal year ended December 31, 2001, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and
Portfolios:

-----------------------------------------------------------------------------------------
                       PORTFOLIO/FUND                           EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $ 1,624,323    $    --
-----------------------------------------------------------------------------------------
 High Quality Bond                                                974,830         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                     838,425         --
-----------------------------------------------------------------------------------------
 Stephens Intermediate Bond                                       103,150    103,150
-----------------------------------------------------------------------------------------
 Core Bond                                                      2,516,101         --
-----------------------------------------------------------------------------------------
 High Yield Bond                                                  906,820
-----------------------------------------------------------------------------------------
 Balanced                                                       2,307,738         --
-----------------------------------------------------------------------------------------
 Stock Index                                                      562,483    105,491
-----------------------------------------------------------------------------------------
 Value & Income                                                 7,112,758         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                6,077,076         --
-----------------------------------------------------------------------------------------
 Equity Growth                                                  7,615,912         --
-----------------------------------------------------------------------------------------
 Mid-Cap Value                                                     30,160     30,160
-----------------------------------------------------------------------------------------
 Mid-Cap Growth                                                    33,850     33,850
-----------------------------------------------------------------------------------------
 Special Equity                                                10,092,197         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              3,634,614         --
-----------------------------------------------------------------------------------------
 International Equity                                           4,721,243         --
-----------------------------------------------------------------------------------------
 Diversified Investors Short Horizon Strategic Allocation         102,684         --
-----------------------------------------------------------------------------------------
 Diversified Investors Short/Intermediate Horizon Strategic
 Allocation                                                        84,177         --
-----------------------------------------------------------------------------------------
 Diversified Investors Intermediate Horizon Strategic
 Allocation                                                       363,257         --
-----------------------------------------------------------------------------------------
 Diversified Investors Intermediate/Long Horizon Strategic
 Allocation                                                       439,228         --
-----------------------------------------------------------------------------------------
 Diversified Investors Long Horizon Strategic Allocation          203,555         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Short Horizon Strategic
 Allocation Fund                                                      365         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Short/Intermediate Horizon
 Strategic Allocation Fund                                            740         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Intermediate Horizon Strategic
 Allocation Fund                                                   12,516         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Intermediate/Long Horizon
 Strategic Allocation Fund                                          3,839         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Long Horizon Strategic Allocation
 Fund                                                               2,754         --
-----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2002, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and
Portfolios:

-----------------------------------------------------------------------------------------
                       PORTFOLIO/FUND                           EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $ 2,001,233    $    --
-----------------------------------------------------------------------------------------
 High Quality Bond                                              1,305,968         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                   1,069,693         --
-----------------------------------------------------------------------------------------
 Stephens Intermediate Bond                                        37,813     37,813
-----------------------------------------------------------------------------------------
 Core Bond                                                      3,111,781         --
-----------------------------------------------------------------------------------------
 High Yield Bond                                                1,085,101     24,405
-----------------------------------------------------------------------------------------
 Balanced                                                       1,884,133     90,631
-----------------------------------------------------------------------------------------
 Stock Index                                                    1,291,462         --
-----------------------------------------------------------------------------------------
 Value & Income                                                 7,401,144         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                5,302,118     63,638
-----------------------------------------------------------------------------------------
 Equity Growth                                                  7,662,783         --
-----------------------------------------------------------------------------------------
 Mid-Cap Value                                                    211,441    100,347
-----------------------------------------------------------------------------------------
 Mid-Cap Growth                                                   271,357     77,875
-----------------------------------------------------------------------------------------
 Small Cap Value                                                   67,385     44,587
-----------------------------------------------------------------------------------------
 Special Equity                                                 9,393,768         --
-----------------------------------------------------------------------------------------
 Small Cap Growth                                                  74,754     50,170
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              3,290,238     21,922
-----------------------------------------------------------------------------------------
 International Equity                                           5,026,340         --
-----------------------------------------------------------------------------------------
 Diversified Investors Short Horizon Strategic Allocation         159,121         --
-----------------------------------------------------------------------------------------
 Diversified Investors Short/Intermediate Horizon Strategic
 Allocation                                                       122,238         --
-----------------------------------------------------------------------------------------
 Diversified Investors Intermediate Horizon Strategic
 Allocation                                                       475,559         --
-----------------------------------------------------------------------------------------
 Diversified Investors Intermediate/Long Horizon Strategic
 Allocation                                                       532,291         --
-----------------------------------------------------------------------------------------
 Diversified Investors Long Horizon Strategic Allocation          276,022         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Short Horizon Strategic
 Allocation Fund                                                    6,277         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Short/Intermediate Horizon
 Strategic Allocation Fund                                          5,080         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Intermediate Horizon Strategic
 Allocation Fund                                                  119,680         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Intermediate/Long Horizon
 Strategic Allocation Fund                                         16,855         --
-----------------------------------------------------------------------------------------
 Diversified Institutional Long Horizon Strategic Allocation
 Fund                                                              14,394         --
-----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2003, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and
Portfolios:

----------------------------------------------------------------------------------------
                       PORTFOLIO/FUND                           EARNED      WAIVED
----------------------------------------------------------------------------------------
 Money Market                                                 $2,243,100    $    --
----------------------------------------------------------------------------------------
 High Quality Bond                                             1,883,795         --
----------------------------------------------------------------------------------------
 Intermediate Government Bond                                  1,139,280         --
----------------------------------------------------------------------------------------
 Stephens Intermediate Bond                                       45,149     45,149
----------------------------------------------------------------------------------------
 Core Bond                                                     4,439,027        373
----------------------------------------------------------------------------------------
 High Yield Bond                                               1,300,488     17,678
----------------------------------------------------------------------------------------
 Balanced                                                      1,788,590     53,018
----------------------------------------------------------------------------------------
 Stock Index                                                  1,140,704*    229,775
----------------------------------------------------------------------------------------
 Value & Income                                                8,137,894         --
----------------------------------------------------------------------------------------
 Growth & Income                                               5,427,473         --
----------------------------------------------------------------------------------------
 Equity Growth                                                 9,484,312         --
----------------------------------------------------------------------------------------
 Mid-Cap Value                                                   746,553     62,667
----------------------------------------------------------------------------------------
 Mid-Cap Growth                                                  692,964     56,338
----------------------------------------------------------------------------------------
 Small Cap Value                                                 420,493     47,121
----------------------------------------------------------------------------------------
 Special Equity                                                8,542,212        120
----------------------------------------------------------------------------------------
 Small Cap Growth                                                398,170     54,016
----------------------------------------------------------------------------------------
 Aggressive Equity                                             3,211,358     24,963
----------------------------------------------------------------------------------------
 International Equity                                          5,969,766         --
----------------------------------------------------------------------------------------
 Diversified Investors Short Horizon Strategic Allocation        239,573         --
----------------------------------------------------------------------------------------
 Diversified Investors Short/Intermediate Horizon Strategic
 Allocation                                                      174,050         --
----------------------------------------------------------------------------------------
 Diversified Investors Intermediate Horizon Strategic
 Allocation                                                      696,825         --
----------------------------------------------------------------------------------------
 Diversified Investors Intermediate/Long Horizon Strategic
 Allocation                                                      724,671         --
----------------------------------------------------------------------------------------
 Diversified Investors Long Horizon Strategic Allocation         381,955         --
----------------------------------------------------------------------------------------
 Diversified Institutional Short Horizon Strategic
 Allocation Fund                                                  16,301         --
----------------------------------------------------------------------------------------
 Diversified Institutional Short/Intermediate Horizon
 Strategic Allocation Fund                                        16,500         --
----------------------------------------------------------------------------------------
 Diversified Institutional Intermediate Horizon Strategic
 Allocation Fund                                                 169,987         --
----------------------------------------------------------------------------------------
 Diversified Institutional Intermediate/Long Horizon
 Strategic Allocation Fund                                        43,203         --
----------------------------------------------------------------------------------------
 Diversified Institutional Long Horizon Strategic Allocation
 Fund                                                             35,290         --
----------------------------------------------------------------------------------------

* Includes Administrative Service Fees.

ADMINISTRATOR

The table below shows the total dollar amounts paid to Diversified during each of the past three fiscal years under the Administrative Services and Transfer Agency Services Agreement with Diversified Investors Trust for each Diversified Investors Fund listed.

-----------------------------------------------------------------------------------------------------------
                                                  PERIOD                PERIOD                PERIOD
                                                   ENDED                 ENDED                 ENDED
                                                 12/31/03              12/31/02              12/31/01
-----------------------------------------------------------------------------------------------------------
 Money Market                                   $1,381,747            $1,212,985            $  870,834
-----------------------------------------------------------------------------------------------------------
 High Quality Bond                                 653,863               411,252               271,514
-----------------------------------------------------------------------------------------------------------
 Intermediate Government Bond                      478,674               396,291               269,053
-----------------------------------------------------------------------------------------------------------
 Stephens Intermediate Bond                        135,446               113,440               103,150
-----------------------------------------------------------------------------------------------------------
 Core Bond                                       1,560,935               953,283               712,780
-----------------------------------------------------------------------------------------------------------
 Balanced                                          550,410               523,026               545,699
-----------------------------------------------------------------------------------------------------------
 Stock Index                                     1,013,807               627,813               562,483
-----------------------------------------------------------------------------------------------------------
 Value & Income                                  2,097,738             1,726,392             1,469,231
-----------------------------------------------------------------------------------------------------------
 Growth & Income                                 1,413,102             1,300,501             1,347,182
-----------------------------------------------------------------------------------------------------------
 Equity Growth                                   1,918,099             1,394,555             1,283,739
-----------------------------------------------------------------------------------------------------------
 Mid-Cap Value                                     156,126                24,367                   509
-----------------------------------------------------------------------------------------------------------
 Mid-Cap Growth                                    128,283                23,079                   959
-----------------------------------------------------------------------------------------------------------
 Small-Cap Value                                    48,681                 1,213                   N/A
-----------------------------------------------------------------------------------------------------------
 Special Equity                                  1,058,893             1,097,857             1,063,328
-----------------------------------------------------------------------------------------------------------
 Small-Cap Growth                                   43,189                   339                   N/A
-----------------------------------------------------------------------------------------------------------
 Aggressive Equity                                 572,543               568,713               603,422
-----------------------------------------------------------------------------------------------------------
 High Yield Bond                                   334,269               278,050               225,632
-----------------------------------------------------------------------------------------------------------
 International Equity                            1,018,662               824,354               760,713
-----------------------------------------------------------------------------------------------------------

The table below shows the total dollar amounts paid to Diversified during each of the past three fiscal years under the Administrative Services and Transfer Agency Services Agreement with Strategic Allocation Trust for each Diversified Institutional Fund listed.

-----------------------------------------------------------------------------------------------------------
                                                  PERIOD                PERIOD                PERIOD
                                                   ENDED                 ENDED                 ENDED
                                                 12/31/03              12/31/02              12/31/01
-----------------------------------------------------------------------------------------------------------
 Institutional Money Market                      $  60,199             $  42,245             $  22,462
-----------------------------------------------------------------------------------------------------------
 Institutional High Quality Bond                    26,118                11,804                 1,153
-----------------------------------------------------------------------------------------------------------
 Institutional Intermediate Government
 Bond                                                5,780                 6,341                 1,258
-----------------------------------------------------------------------------------------------------------
 Institutional Core Bond                            56,717                25,096                 2,584
-----------------------------------------------------------------------------------------------------------
 Institutional Balanced                              7,678                 7,414                 4,706
-----------------------------------------------------------------------------------------------------------
 Institutional Stock Index                         126,897                82,214                24,291
-----------------------------------------------------------------------------------------------------------
 Institutional Value & Income                       65,468                36,937                 3,368
-----------------------------------------------------------------------------------------------------------
 Institutional Growth & Income                      20,799                12,405                 1,646
-----------------------------------------------------------------------------------------------------------
 Institutional Mid-Cap Value                         9,711                 2,893                     3
-----------------------------------------------------------------------------------------------------------
 Institutional Mid-Cap Growth                        9,493                 6,810                    71
-----------------------------------------------------------------------------------------------------------
 Institutional Equity Growth                       105,580                63,537                 8,158
-----------------------------------------------------------------------------------------------------------
 Institutional Small-Cap Value                       1,472                   N/A                   N/A
-----------------------------------------------------------------------------------------------------------
 Institutional Special Equity                       28,817                24,515                14,925
-----------------------------------------------------------------------------------------------------------
 Institutional Small-Cap Growth                      1,133                   N/A                   N/A
-----------------------------------------------------------------------------------------------------------
 Institutional Aggressive Equity                     5,138                 4,518                 1,211
-----------------------------------------------------------------------------------------------------------
 Institutional High Yield Bond                       9,575                 7,812                   968
-----------------------------------------------------------------------------------------------------------
 Institutional International Equity                 43,570                29,644                 2,689
-----------------------------------------------------------------------------------------------------------

Diversified provides administrative services to the Funds under the Administrative Services and Transfer Agency Services Agreements with Diversified Investors Trust and Strategic Allocation Trust. These administrative services include regulatory reporting and the provision of office facilities, equipment and personnel. For these services Diversified receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of each Diversified Investors Fund and 0.05% of the average daily net assets of each Diversified Institutional Fund. Diversified acts as Administrator to the Strategic Allocation Funds, the Stock Index Fund and the Portfolios pursuant to the respective Advisory Agreements and receives no additional compensation for providing such administrative services.

Each such agreement provides that Diversified may render services to others as administrator. In addition, each agreement terminates automatically if it is assigned and may be terminated without penalty, in the case of Diversified Investors Portfolios, by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest) or, in the case of a Trust, by majority vote of such Trust's shareholders, or by either party on not more than 60 days' nor less than 30 days' written notice. Each agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with administrative services provided to any Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

Stephens Inc. located at 111 Center Street, Little Rock, Arkansas 72201, and Barclays Global Investors, N.A., located at 45 Fremont Street, San Francisco, CA 94105, serve as the S&P 500 Index Master Portfolio's co-administrators pursuant to a Co-Administration Agreement with the Portfolio. Under the Co-Administration Agreement, Stephens and Barclays Global Investors provide general supervision of the operations of the Portfolio, other than the provision of investment advice. The administrative services provided to the Portfolio also include coordination of the other services provided to the Portfolio, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and interest holder reports and general supervision of data compilation in connection with preparing periodic reports to the Portfolio's Board of Trustees and Officers. In addition, Stephens furnishes office space and certain facilities to conduct business, and compensates the Portfolio's trustees, officers and employees who are affiliated with Stephens. Barclays Global Investors has delegated certain of its administrative duties to Investors Bank & Trust Company. In addition, Stephens and BGI have agreed to bear all costs of the Portfolio's operations, except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses that are borne by the Portfolio such as advisory fees payable to BGFA. Stephens and BGI are not entitled to compensation for providing administration services to the Portfolio for so long as Stephens and BGI are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the Portfolio, or either Stephens or BGI or an affiliate receives advisory fees from the Portfolio. Stephens also serves as the placement agent of the Portfolio's shares.

CUSTODIAN AND TRANSFER AGENT

Pursuant to the Administrative and Transfer Agency Services Agreements with the Trusts and the Advisory Agreements with the Strategic Allocation Funds, Diversified acts as transfer agent for each of the Funds (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of a Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund.

Pursuant to Custodian Agreements, Investors Bank & Trust Company acts as the custodian of each Fund's and Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the cash and securities of each Fund and Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on the investments of each Fund and Portfolio, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Fund and Portfolio. Securities held by the Funds or Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of the applicable Trust or the Portfolio Trusts, as the case may be. The Custodian does not determine the investment policies of the Funds or Portfolios or decide which securities the Funds or Portfolios will buy or sell. A Fund or Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trusts and the Portfolio Trusts.

MISCELLANEOUS

STRATEGIC ALLIANCE AGREEMENT

Diversified and Stephens have entered into a Strategic Alliance Agreement pursuant to which Diversified has agreed (subject to and consistent with its fiduciary and other responsibilities, including those under the 1940 Act and the Investment Advisers Act of 1940), among other things, to (a) recommend the establishment of the Stephens Institutional Class of the Funds, (b) recommend the establishment of the Stephens Intermediate Bond Fund, and (c) provide services necessary to establish such Class and Fund. Under the terms of the Agreement, Diversified would retain from all revenues attributable to the Stephens Institutional Class of the Funds ("Gross Revenues") a fee equal to the following percentages of the average daily net assets attributable to the Stephens Institutional Class Shares of the Fund: 0.14% of the first $250 million in assets; 0.125% of the next $500 million in assets; 0.09% of the next $750 million in assets; 0.04% of the next $250 million in assets; 0.02% of the next $250 million in assets; and 0.01% of all assets over $2 billion. In addition, Diversified shall be entitled to pay (or be reimbursed) from Gross Revenues, fees and expenses attributable to ongoing registration and compliance regarding the shares of the Stephens Institutional Class, including costs attributable to registration, custodial, accounting and legal services. All other Gross Revenues are to be retained by Stephens.

Pursuant to the Strategic Alliance Agreement, Diversified has agreed (subject to and consistent with its fiduciary and other responsibilities, including those under the 1940 Act and the Investment Advisers Act of 1940) not to recommend that additional classes of shares of The Diversified Investors Funds Group be established if such shares would be available for sales through a competitor of Stephens in certain markets in which Stephens participates. The Agreement renews automatically each year for a one-year period unless terminated by any party upon written notice to the other party.

ADDITIONAL EXPENSES OF THE FUNDS

In addition to amounts payable as described elsewhere in this Statement of Additional Information, each Fund is responsible for its own expenses, including the compensation of Trustees that are not affiliated with Diversified, any government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Fund is also responsible for its proportionate share of the expenses of the Fund's corresponding Portfolio, if any.

TAXATION

TAXATION OF THE FUNDS AND PORTFOLIOS

FEDERAL TAXATION OF THE FUNDS. Each Fund is treated as a separate entity for federal tax purposes. Each Fund has elected to be treated, and intends to qualify each year as a regulated investment company ("RIC") for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Code, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Funds. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund will incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by Fund shareholders) and Fund distributions would constitute ordinary corporate dividends when issued to shareholders. However, tax-qualified retirement plans ("Plans") which hold the shares of a Fund on their participants' behalf would not, in that event, incur any income tax liability on such distributions provided such Plans remain exempt from federal income tax. Similarly, the Strategic Allocation Funds, as shareholders of the other Funds, would not necessarily incur any income tax liability on such distributions provided they continue to qualify as "registered investment companies" and distribute their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Code. The failure of the underlying Funds to maintain their status as "regulated investment companies" may adversely affect the ability of the Strategic Allocation Funds to maintain their status as such, however.

Under interpretations of the Internal Revenue Service, the Portfolio Trusts believe that for purposes of determining whether a Fund satisfies requirements of Subchapter M of the Code, the Fund, if such Fund is an investor in a Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income attributable to that share. The Portfolio Trusts have advised the Funds that they intend to conduct the Portfolios' operations so as to enable investors which invest substantially all of their assets in the Portfolios, including the Funds, to satisfy the requirements of Subchapter M.

Withdrawals by a Fund from a Portfolio generally will not result in such Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of a Fund's interest in its Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of a Fund's entire interest in the Portfolio Trusts and includes a disproportionate share of any unrealized receivables held by the Portfolio Trusts, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund's interest in the Portfolio Trusts generally equals the amount of cash and the basis of any property that the Fund invests in a Portfolio, increased by the

Fund's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

FEDERAL TAXATION OF THE PORTFOLIOS. Under interpretations of the Internal Revenue Service the Portfolio Trust expects that each Portfolio will be treated for federal income tax purposes as a partnership which is not a publicly traded partnership. If each Portfolio is treated for tax purposes as a partnership as expected, none would be subject to federal income taxation. Instead, a Fund would take into account, in computing its federal income tax liability, its share of each Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

FOREIGN WITHHOLDING TAXES. Income received by a Fund or Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; it is not expected that the Portfolios or the Funds will be able to "pass through" to the Fund shareholders subject to tax any foreign tax credits with respect to these taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries will vary.

CERTAIN STATE TAXATION. The Trusts are organized as Massachusetts business trusts and, under current law, neither any Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a RIC for federal income tax purposes. Diversified Investors Portfolios is organized as a New York trust. Diversified Investors Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain Funds in a Portfolio does not cause that Fund to be liable for any income or franchise tax in the State of New York.

TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS. Plans which invest in any Fund generally will not be subject to tax liability on either distributions from a Fund or redemptions of shares of a Fund. Rather, participants are taxed when they take distributions from the underlying Plan in accordance with the rules under the Code governing the taxation of such distributions. Plans which are otherwise generally exempt from federal taxation of their income might nevertheless be taxed on distributions of the Fund, and any gain realized on redemption of Fund shares, where the Plan is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Fund because, e.g., its acquisition of shares in the Fund was financed with debt.

Individual and institutional investors, and Plans which for any reason prove not to be exempt from federal income taxation, will be subject to federal income tax on distributions received from the Fund irrespective of the fact that such distributions are reinvested in additional shares. Distributions to such investors of net capital gains will be taxable to such investors as long-term capital gain without regard to the length of time they have held the shares in the Fund. Dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of a Fund, such dividends will be treated as qualified dividend income provided that they are so designated by that Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a Fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, that Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

Certain dividends declared in October, November or December of a calendar year and paid to an investor who is subject to tax on the distribution in January of the succeeding calendar year are taxable to such investor as if paid on December 31 of the year in which they were declared.

Distributions to taxable investors may also be subject to state and local income taxes, although in that case distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest.

DIVIDENDS-RECEIVED DEDUCTION. A portion of the dividends received from a Fund investing in corporate stocks of U.S. issuers (but none of that Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.

BUYING A DIVIDEND. Fund distributions will reduce a Fund's net asset value per share. Taxable investors who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

SPECIAL CONSIDERATIONS FOR NON U.S. PERSONS. Distributions and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

BACKUP WITHHOLDING. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable distributions and redemption proceeds (except for redemption proceeds from Diversified Investors Money Market Fund or Diversified Institutional Money Market Fund) paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding applicable to Non-U.S. Persons.

DISPOSITION OF SHARES. Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a Fund generally will be a capital gain or loss that will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange of a Fund's shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (including by shares acquired pursuant to reinvested distribution) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

EFFECTS OF CERTAIN INVESTMENTS AND INVESTMENT POLICIES

A Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation.

CERTAIN DEBT INSTRUMENTS. Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities.

In order to distribute this income and avoid a tax on the Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

OPTIONS, ETC. A Fund's transactions in options, futures contracts and forward contracts and short sales "against the box" will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code. As a result, however, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and investment by a Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

DISTRIBUTION PLANS

The Diversified Investors Trust has adopted a separate Distribution Plan with respect to each class of shares of each of the Diversified Investors Money Market, Bond, Balanced and Stock Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that each Distribution Plan will benefit the Diversified Investors Trust, the class of shares of each Fund covered by that Distribution Plan, and the holders of shares of each such class. Similarly, the Strategic Allocation Trust has adopted a Distribution Plan with respect to the Institutional Money Market, Bond, Balanced and Stock Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Strategic Allocation Trust, the shares of each Fund covered by that Distribution Plan and the holder of shares. The Distribution Plans provide that the Distributor may receive a fee from each of the Funds at an annual rate not to exceed 0.25% of the average daily net assets of such Fund or class of shares, as applicable, in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of such Fund, such as advertising expenses and the expenses of printing (excluding typesetting) and distributing Prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other distribution-related expenses.

Each Distribution Plan will continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of each Trust's Trustees and a majority of each Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Distribution Plan requires that at least quarterly each Trust and the Distributor shall provide to the

Boards of Trustees and the Boards of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Trust's disinterested Trustees shall be committed to the discretion of the Trust's disinterested Trustees then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Trust's Qualified Trustees or by vote of a majority of the outstanding voting securities of the applicable class of shares. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the applicable class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of such plan, agreement, or report, and for the first two years the Distributor will preserve such copies in an easily accessible place.

As contemplated by each Distribution Plan, Diversified Investors Securities Corp. acts as the agent of each of the Money Market, Bond, Balanced and Stock Funds in connection with the offering of shares of such Funds pursuant to a separate Distribution Agreement with respect to each class of shares (each a "Distribution Agreement"). After the Prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the Prospectuses and periodic reports which are used in connection with the offering of shares of such Funds to prospective investors. Each Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement with respect to the class(es) of shares offered pursuant to that Prospectus.

The table below shows the total dollar amounts paid to the Distributor during each of the last three fiscal years under the Distribution Plan with respect to each class of shares of the Diversified Investors Money Market, Bond, Balanced and Stock Funds.

    ---------------------------------------------------------------------------------------------------------------
                                                                       YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED
                                                                     12/31/03         12/31/02         12/31/01
    ---------------------------------------------------------------------------------------------------------------
     MONEY MARKET
        DIVERSIFIED CLASS                                           1,134,329          974,738          691,516
        STEPHENS INSTITUTIONAL CLASS                                   17,127           36,083           34,179
    ---------------------------------------------------------------------------------------------------------------
     HIGH QUALITY BOND
        DIVERSIFIED CLASS                                             544,885          342,710          226,261
    ---------------------------------------------------------------------------------------------------------------
     INTERMEDIATE GOVERNMENT BOND
        DIVERSIFIED CLASS                                             398,895          330,243          224,211
    ---------------------------------------------------------------------------------------------------------------
     INTERMEDIATE BOND
        STEPHENS INSTITUTIONAL CLASS                                  112,872           94,533           85,959
    ---------------------------------------------------------------------------------------------------------------
     CORE BOND
        DIVERSIFIED CLASS                                           1,300,780          794,403          593,983
    ---------------------------------------------------------------------------------------------------------------
     HIGH YIELD BOND
        DIVERSIFIED CLASS                                             263,354          217,580          173,249
        STEPHENS INSTITUTIONAL CLASS                                   15,204           14,128           14,778
    ---------------------------------------------------------------------------------------------------------------
     BALANCED
        DIVERSIFIED CLASS                                             458,675          435,855          454,749
    ---------------------------------------------------------------------------------------------------------------
     STOCK INDEX
        DIVERSIFIED CLASS                                             724,148          448,438          401,773
    ---------------------------------------------------------------------------------------------------------------
     VALUE & INCOME
        DIVERSIFIED CLASS                                           1,696,088        1,382,318        1,158,535
        STEPHENS INSTITUTIONAL CLASS                                   52,027           56,342           65,825
    ---------------------------------------------------------------------------------------------------------------
     GROWTH & INCOME
        DIVERSIFIED CLASS                                           1,177,585        1,083,751        1,122,651
    ---------------------------------------------------------------------------------------------------------------
     MID-CAP VALUE
        DIVERSIFIED CLASS                                             130,105           20,306              376
    ---------------------------------------------------------------------------------------------------------------
     MID-CAP GROWTH
        DIVERSIFIED CLASS                                             106,902           19,232            1,382
    ---------------------------------------------------------------------------------------------------------------
     EQUITY GROWTH
        DIVERSIFIED CLASS                                           1,570,640        1,128,651        1,018,049
        STEPHENS INSTITUTIONAL CLASS                                   27,776           33,478           51,734
    ---------------------------------------------------------------------------------------------------------------
     SMALL-CAP VALUE
        DIVERSIFIED CLASS                                              40,568            1,011              N/A
    ---------------------------------------------------------------------------------------------------------------
     SPECIAL EQUITY
        DIVERSIFIED CLASS                                             852,086          873,770          825,403
        STEPHENS INSTITUTIONAL CLASS                                   30,326           41,111           60,703
    ---------------------------------------------------------------------------------------------------------------
     SMALL-CAP GROWTH
        DIVERSIFIED CLASS                                              35,990              282              N/A
    ---------------------------------------------------------------------------------------------------------------
     AGGRESSIVE EQUITY
        DIVERSIFIED CLASS                                             477,119          473,928          502,851
    ---------------------------------------------------------------------------------------------------------------
     INTERNATIONAL EQUITY
        DIVERSIFIED CLASS                                             830,308          667,052          606,594
        STEPHENS INSTITUTIONAL CLASS                                   18,577           19,910           27,334
    ---------------------------------------------------------------------------------------------------------------

The table below shows the total dollar amounts paid to the Distributor during the last three fiscal years under the Distribution Plan with respect to each class of shares of the Diversified Institutional Money Market, Bond, Balanced and Stock Funds.

    --------------------------------------------------------------------------------------------------------------
                                                      PERIOD                 PERIOD                 PERIOD
                                                      ENDED                  ENDED                  ENDED
                                                     12/31/03               12/31/02               12/31/01
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL MONEY MARKET                      300,995                211,228                112,309
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL HIGH QUALITY BOND                 130,590                 59,022                  5,767
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL INTERMEDIATE GOVERNMENT
     BOND                                             28,902                 31,707                  6,288
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL CORE BOND                         283,584                125,481                 12,924
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL HIGH YIELD BOND                    47,875                 39,058                  4,843
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL BALANCED                           38,389                 37,069                 23,531
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL STOCK INDEX                       634,487                411,071                121,455
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL VALUE & INCOME                    327,341                184,687                 16,840
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL GROWTH & INCOME                   103,996                 62,026                  8,228
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL EQUITY GROWTH                     527,901                317,683                 40,787
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL MID-CAP VALUE FUND                 48,556                 14,464                     14
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL MID-CAP GROWTH FUND                47,465                 34,052                    366
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL SMALL-CAP VALUE                     7,361                    N/A                    N/A
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL SPECIAL EQUITY                    144,087                122,574                 74,625
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL SMALL-CAP GROWTH                    5,664                    N/A                    N/A
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL AGGRESSIVE EQUITY                  25,689                 22,591                  6,055
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL INTERNATIONAL EQUITY              217,850                148,222                 12,816
    --------------------------------------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Funds' and the Portfolios' independent accountants providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns.

DESCRIPTION OF THE TRUST; FUND SHARES

The Diversified Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. The Strategic Allocation Trust is a Massachusetts business trust established under a Declaration of Trust dated as of January 5, 1996. The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series. Currently, the Diversified Investors Trust has twenty-three active series and the Strategic Allocation Trust has twenty-two active series, although additional series may be established from time to time. Each Trust may also establish classes of shares within each series at any time. Each share of a series represents an equal proportionate interest in that series with each other share of that series, except that due to varying expenses borne by different classes, distributions and net asset values may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto.

The Declaration of Trust of each Trust provides that Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of shares of any

Fund has or may become concentrated in such shareholder to an extent that would disqualify that series as a regulated investment company under the Code, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) the failure of a shareholder to pay when due for the purchase of shares issued to that shareholder, (iv) the value of a shareholder's shares being less than a minimum amount established from time to time by the Trustees,
(v) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of shares by a particular shareholder is not in the best interests of the remaining shareholders of the Trust or applicable Fund or class.

Shares of each Trust entitle their holder to one vote per share; however, separate votes are taken by each class or series on matters affecting an individual class or series. For example, a change in the distribution fee applicable to a class would be voted only by shareholders of the class involved. Whenever a Fund is requested to vote on an item relating to a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Because the Trusts are Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances.

A Trust, or any Fund or class, may merge or consolidate or may sell, lease or exchange substantially all of its assets when authorized at any meeting of shareholders by a majority of the outstanding voting securities of the Trust (or of the affected Fund or class), or by written consent, without a meeting, of the holders of a majority of the outstanding shares voting as a single class. A Trust or any Fund or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. A Trust may be terminated at any time by a vote of a majority of the outstanding voting securities of the Trust or by the Trustees by written notice to the shareholders. Any Fund or any class may be terminated at any time by vote of a majority of the outstanding voting securities of that Fund or class, or by the Trustees by written notice to the shareholders of that Fund or class. If not so terminated, each Trust will continue indefinitely.

The Declaration of Trust of each Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a particular Fund. The Declaration of Trust of each Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

PROXY VOTING GUIDELINES AND PROCEDURES

Although individual board members may not agree with particular policies or votes by the Adviser, the Board of Trustees has approved delegating proxy voting discretion to the Adviser believing that the adviser should be responsible for voting because it is a matter relating to the investment decision making process.

The Funds' proxy voting guidelines and procedures are attached as Appendix B to this Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of The Diversified Investors Funds Group, The Diversified Investors Funds Group II and Diversified Investors Portfolios as of December 31, 2003 have been filed with the Securities and Exchange Commission as part of the annual reports of The Diversified Institutional Funds Group and The Diversified Institutional Strategic Allocation Funds, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such reports. Copies of such reports will be provided without charge to each person receiving this Statement of Additional Information.

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
                                       A-1

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C -- Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A-1 -- An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 -- An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 -- An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

C -- A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R -- An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D -- An obligor rated "SD" (Selective Default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR -- An issuer designated "N.R." is not rated.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

COMMERCIAL PAPER

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

DIVERSIFIED PROXY VOTING POLICIES

Diversified Investors Portfolios have retained ISS as agent to manage our proxy voting process. Diversified has adopted the ISS proxy voting guidelines specified below.

GLOBAL POLICY SUMMARY

CONCISE GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country-and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     - the auditors are being changed without explanation; or

     - non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     - the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     - the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     - legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

     Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

     Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

     Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

     Vote FOR share repurchase plans, unless:

      - clear evidence of past abuse of the authority is available; or

      - the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

     Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

     Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

     Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

     Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

     Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

     ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

     Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

     Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

     Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

     Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

     Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

     Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

     Vote all shareholder proposals on a CASE-BY-CASE basis.

     Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

     Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DOMESTIC POLICY SUMMARY

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     - Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

2.BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9.EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     - Historic trading patterns

     - Rationale for the repricing

     - Value-for-value exchange

     - Option vesting

     - Term of the option

     - Exercise price

     - Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     - Purchase price is at least 85 percent of fair market value

     - Offering period is 27 months or less, and

     - Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

INVESTMENT ADVISER OF CERTAIN FUNDS
  AND THE PORTFOLIOS, ADMINISTRATOR
  AND TRANSFER AGENT

Diversified Investment Advisors, Inc.
Four Manhattanville Road
Purchase, New York 10577

INVESTMENT ADVISER OF THE S&P 500 INDEX MASTER PORTFOLIO

Barclays Global Fund Advisors
45 Fremont Street
San Francisco, California 94105

INVESTMENT SUBADVISERS OF THE FUNDS

Stephens Intermediate Bond Fund
  Stephens Capital Management
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT SUBADVISERS OF THE PORTFOLIOS

Money Market Portfolio:
  Capital Management Group
     1740 Broadway
     New York, New York 10019

Intermediate Government Bond Portfolio:
  Allegiance Investment Management, LLC
     300 Pacific Coast Highway, Suite 305
     Huntington Beach, California 92648

  Stephens Capital Management
     111 Center Street
     Little Rock, Arkansas 72203

Core Bond Portfolio:
  BlackRock Advisors, Inc.
     100 Bellevue Parkway
     Wilmington, Delaware 19809

High Quality Bond Portfolio:
  Merganser Capital Management Limited Partnership
     99 High Street
     Boston, Massachusetts 02110

High Yield Bond Portfolio:
  Eaton Vance Management
     255 State Street
     Boston, Massachusetts 02109

Balanced Portfolio:
  Aeltus Investment Management, Inc.
     10 State House Square
     Hartford, Connecticut 06103-3602

  BlackRock Advisors, Inc.
     100 Bellevue Parkway
     Wilmington, Delaware 19809

Value & Income Portfolio:
  Alliance Capital Management L.P.
     1345 Avenue of the Americas
     New York, New York 10105

Growth & Income Portfolio:

  Ark Asset Management Co.


     125 Broad Street-13th Floor


     New York, New York 10004



  Aronson+Johnson+Ortiz, LP


     230 S. Broad Street, 20th Floor


     Philadelphia, PA 19102



  Goldman Sachs Asset Management, L.P.


     32 Old Slip


     New York, New York 10005


Equity Growth Portfolio:
  Ark Asset Management Co.
     125 Broad Street-13th Floor
     New York, New York 10004

  RCM Capital Management, LLC
     Four Embarcadero Center
     San Francisco, California 94111

  Marsico Capital Management, LLC
     1200 17th Street - Suite 1300
     Denver, Colorado 80202

Mid-Cap Value Portfolio:
  Cramer, Rosenthal, McGlynn, LLC
     520 Madison Avenue
     New York, New York 10022

Mid-Cap Growth Portfolio:
  RCM Capital Management, LLC
     Four Embarcadero Center
     San Francisco, California 94111

Small-Cap Value Portfolio:
  Sterling Capital Management LLC
     Two Morrocroft Centre
     4064 Colony Road, Suite 300
     Charlotte, North Carolina 28211

Special Equity Portfolio:
  Seneca Capital Management, LLC
     909 Montgomery Street
     San Francisco, California 94133

  Wellington Management Company, LLP
     75 State Street
     Boston, Massachusetts 02109

  Westport Asset Management, Inc.
     253 Riverside Avenue
     Westport, Connecticut 06880

  RS Investment Management, L.P.
     388 Market Street, Suite 200
     San Francisco, California 94111

  INVESCO Institutional (N.A.), Inc.
     1166 Avenue of the Americas, 26th Floor
     New York, New York 10056

Small-Cap Growth Portfolio:
  Delaware Management Company
     2005 Market Street
     Philadelphia, Pennsylvania 19103

Aggressive Equity Portfolio:
  McKinley Capital Management, Inc.
     3301 C Street
     Anchorage, Alaska 99503

International Equity Portfolio:
  LSV Asset Management
     One North Wacker Drive
     Suite 4000
     Chicago, Illinois 60606

  Wellington Management Company, LLP
     75 State Street
     Boston, Massachusetts 02109

DISTRIBUTOR

Diversified Investors Securities Corp.
Four Manhattanville Road
Purchase, New York 10577

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
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3157 (Rev. 5/04)